SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

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                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                  Public Service Enterprise Group Incorporated
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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     previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


[LOGO] PSEG

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
80 PARK PLAZA, P.O. BOX 1171, NEWARK, NEW JERSEY 07101-1171
================================================================================


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 17, 2001

                                       AND

                                 PROXY STATEMENT

To the Stockholders of Public Service Enterprise Group Incorporated:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated will be held at the New Jersey Performing Arts Center, One Center Street, Newark, New Jersey, on April 17, 2001, at 2:00 P.M., for the following purposes:

          1. To elect two members of Class II of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2004 and until their respective successors are elected and qualified;

          2. To consider and act upon the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the year 2001; and

          3. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Stockholders entitled to vote at the meeting are the holders of Common Stock of record at the close of business on February 23, 2001.



                                        By order of the Board of Directors,



                                        EDWARD J. BIGGINS, JR.
                                            Secretary


March 6, 2001


YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING PROXY FORM PROMPTLY. TELEPHONE AND ELECTRONIC VOTING ARE ALSO AVAILABLE. PLEASE USE THE TOLL-FREE TELEPHONE NUMBER OR THE INTERNET ADDRESS SHOWN ON THE PROXY FORM.

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
INTRODUCTION ...........................................................    1

VOTING SECURITIES ......................................................    1

BOARD OF DIRECTORS .....................................................    2
  Committees of the Board ..............................................    2

ELECTION OF DIRECTORS (Proposal 1) .....................................    4

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN
  BENEFICIAL OWNERS ....................................................    8

EXECUTIVE COMPENSATION .................................................    9
  Summary Compensation Table ...........................................    9
  Option Grants in Last Fiscal Year (2000) .............................   10
  Aggregated Option Exercises in Last Fiscal Year (2000)
   and Fiscal Year-End Option Values (12/31/00) ........................   11
  Employment Contracts and Arrangements ................................   11
  Compensation Committee Interlocks and Insider Participation ..........   12
  Compensation of Directors and Certain Business Relationships .........   12
  Compensation Pursuant to Pension Plans ...............................   12

ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION .........................................................   13

AUDIT COMMITTEE REPORT .................................................   15

PERFORMANCE GRAPH ......................................................   16

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
  AUDITORS (Proposal 2) ................................................   16

FEES BILLED TO PSEG BY DELOITTE & TOUCHE LLP FOR 2000 ..................   17

LEGAL PROCEEDINGS ......................................................   17

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS ...........................   17

DISCRETIONARY PROXY VOTING AUTHORITY ...................................   17

MISCELLANEOUS ..........................................................   17

  APPENDIX A: CONSOLIDATED FINANCIAL STATEMENTS AND NOTES,
    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
    CONDITION AND RESULTS OF OPERATIONS
    AND INDEPENDENT AUDITORS' REPORT ...................................   A-1
  APPENDIX B: AUDIT COMMITTEE CHARTER ..................................   B-1

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by Public Service Enterprise Group Incorporated (PSEG or Enterprise) on behalf of its Board of Directors to be voted at the 2001 Annual Meeting of Stockholders of PSEG. PSEG is a public utility holding company that owns directly four subsidiaries: Public Service Electric and Gas Company (PSE&G), which is an operating electric and gas utility; PSEG Power LLC (Power), which is an electric generation and wholesale energy marketing and trading company; PSEG Energy Holdings Inc. (Energy Holdings), which directly owns three energy-related businesses which focus on electric generation and distribution in high-growth markets, providing capital to finance energy-related assets and assisting customers in efficient energy utilization; and PSEG Services Corporation (Services), which provides management and administrative services to PSEG and its subsidiaries. The complete mailing address of the principal executive offices of PSEG is 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171, telephone (973) 430-7000. PSEG's Internet site can be reached at www.pseg.com. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to security holders and made available electronically via the Internet was March 12, 2001.

     Every vote is important. Accordingly, each stockholder is urged to date, sign and return the accompanying proxy form whether or not he or she plans to attend the meeting. In addition, stockholders of record may vote their proxies using the toll-free telephone number listed on the proxy form or via the Internet, at the electronic address also listed on the proxy form. When a proxy form is returned properly dated and signed, or properly voted by telephone or electronically, the shares represented thereby will be voted by the persons named as proxies in accordance with each stockholder's directions.

     Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy form. If a proxy form is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. Stockholders voting by telephone or electronically should follow the directions given during the call or on the computer screen. A control number printed on the proxy form is designed to verify stockholder identity and confirm that voting instructions are properly recorded.

     For shares held in the name of a bank or broker, stockholders should follow the voting instructions on the form received. For such shares, the availability of telephone or Internet voting will depend on the voting processes of the relevant bank or broker.

     Stockholders can elect to view future Proxy Statements and Annual Reports electronically over the Internet instead of receiving paper copies in the mail. To do so, please mark the designated space of the proxy form or follow the telephone or Internet instructions. Each year, stockholders who choose this option will receive the Internet address where the materials can be found.

     PSEG requests that if a stockholder plans to attend the Annual Meeting, he or she should indicate so on the proxy form or in voting shares by telephone or electronically. AN ADMISSION TICKET IS PRINTED ON THE TOP PORTION OF EACH PROXY FORM AND SHOULD BE USED BY EACH STOCKHOLDER WHO PLANS TO ATTEND. Maps and information regarding directions to the meeting location at The New Jersey Performing Arts Center, in Newark, New Jersey, may be found at the back of this Proxy Statement.

     A proxy given in the form which accompanies this Proxy Statement or a vote by telephone or electronically is revocable. However, by law, the presence at the Annual Meeting of a stockholder who has given such a proxy will not revoke the proxy, unless the stockholder files a written notice of such revocation with the Secretary of PSEG prior to the voting of the proxies at the meeting, or the stockholder votes the shares subject to the proxy by written ballot.

     Included in Appendix A to this Proxy Statement are the 2000 Consolidated Financial Statements and Notes of PSEG, along with Management's Discussion and Analysis of Financial Condition and Results of Operations and the Independent Auditors' Report.

                                VOTING SECURITIES

     Holders of record of the 207,971,318 shares of PSEG Common Stock outstanding at the close of business on February 23, 2001 will have one vote per share. The holders of Common Stock entitled to cast a majority of the votes at the meeting, present in person or represented by proxy, will constitute a quorum. All votes cast by proxy or in person will be counted. Abstentions and broker non-votes will not be counted.

     The accompanying proxy includes any shares registered in the names listed thereon in Enterprise Direct (formerly the Enterprise Dividend Reinvestment and Stock Purchase Plan) and the Enterprise Employee Stock Purchase Plan.

     Participants in the PSEG Thrift and Tax-Deferred Savings Plan or PSEG Employee Savings Plan will receive a separate direction card from each plan's trustee for shares that have been allocated to their accounts under the Enterprise Common Stock Fund and their ESOP Accounts. The trustee will vote the shares of PSEG Common Stock beneficially owned by the participant under the respective plan in accordance with such participant's instructions.

     Stockholders are entitled to cumulative voting in the election of directors. This means that stockholders may cast with respect to the class to be elected a number of votes equal to the number of votes to which their shares are entitled, multiplied by the number of directors to be elected in that class. The votes may be cast for the election of one nominee or may be distributed among as many nominees in that class as desired.

                               BOARD OF DIRECTORS

     Management of PSEG is under the general direction of the Board of Directors. The Board is divided into three classes of as nearly equal numbers of directors as possible. As a result of this classification of directors, one class of directors is elected each year for a three-year term. Directors whose terms expire are eligible for renomination and will be considered by the Corporate Governance Committee in accordance with its customary standards, subject to the retirement policy for directors mentioned below.

     The present terms of the three directors included in Class II of the Board of Directors, Irwin Lerner, Forrest J. Remick and Richard J. Swift, expire at the 2001 Annual Meeting. In addition, Albert R. Gamper, Jr. was elected as a director by the Board of Directors in December 2000 for a term expiring with the 2001 Annual Meeting. Mr. Gamper and Mr. Swift have been nominated to serve as directors in Class II for new three-year terms, which will expire at the 2004 Annual Meeting.

     Mr. Lerner and Dr. Remick will retire as Directors at the expiration of their terms at this year's Annual Meeting, in accordance with the retirement policy described below. The Board wishes to thank Mr. Lerner and Dr. Remick for their many years of dedicated service.

     Therefore, at this year's meeting directors will be elected to fill two positions in Class II to serve until the 2004 Annual Meeting and until their respective successors are elected and qualified. Mr. Swift was elected to his present term by the stockholders. The present term of Class III of the Board of Directors expires at the 2002 Annual Meeting, and the present term of Class I expires at the 2003 Annual Meeting. Directors in Class I and Class III will not be elected at the 2001 Annual Meeting.

     The By-Laws of PSEG currently provide that the Board of Directors shall consist of not less than 3 nor more than 16 directors as shall be fixed from time to time by the Board. The number of directors is currently fixed at 10, but will be reduced to 8 effective upon the retirement of Mr. Lerner and Dr. Remick.

     The Board of Directors of PSEG held regular monthly meetings in 2000, except in February, May and August, and met on other occasions when circumstances required. The Board met 12 times in 2000, and, on average, the meetings lasted approximately four hours. Directors spend additional time preparing for Board and committee meetings they attend and they are called upon for counsel between meetings. In addition, during 2000, E. James Ferland, Albert
R. Gamper, Jr., Conrad K. Harper and Marilyn M. Pfaltz served on the Board of Directors of PSE&G. Mr. Ferland also served on the Boards of Directors of Energy Holdings, Power and Services. The PSE&G Board met 11 times in 2000. Committee membership and membership on the PSE&G Board is shown in the biographies under "Election of Directors".

     Under the retirement policy for directors, directors who have never been employees of the PSEG group of companies and directors who are former chief executive officers of PSEG may not serve as directors beyond the Annual Meeting of Stockholders following their seventieth birthday. Directors who are former employees, other than chief executive officers, may not serve as directors beyond the Annual Meeting of Stockholders following termination of active employment with the PSEG group of companies.

COMMITTEES OF THE BOARD

     The committees of the PSEG Board and their principal functions are as follows:

   Audit Committee

     Makes recommendations to the Board of Directors regarding the selection of independent auditors. Reviews independence of independent auditors, services provided by them, their fees and peer review reports of their performance.

Conducts a review of annual audited financial statements and evaluates the acceptability and quality of such statements with the independent auditors, management and internal auditors. Recommends to the Board of Directors the inclusion of the audited financial statements in PSEG's Annual Report to the Securities and Exchange Commission on Form 10-K. Annually reviews the Committee Charter. Reviews annual audit reports of both independent and internal auditors as well as environmental health and safety auditors. Reviews planned scope of future audits. Ascertains implementation of auditors' recommendations. Reviews internal auditing procedures and internal accounting controls. Reviews adequacy and implementation of policies and practices relating to accounting, financial reporting, internal auditing, operating controls, business conduct compliance program (including environmental health and safety compliance) and business ethics. Meets privately with representatives of the independent auditors, internal auditors and environmental auditors. The Committee held four meetings in 2000. The Committee Charter is attached as Appendix B.

   Corporate Governance Committee

     Effective January 1, 2000, the Nominating Committee was re-designated as the Corporate Governance Committee to recognize that its role and function also includes duties pertaining to corporate governance matters of the Board. Makes recommendations to the Board of Directors with respect to nominations for the Board. Studies and makes recommendations concerning the size and composition of the Board of Directors, including policies relating to the retirement of directors. The Committee met three times in 2000.

     The Corporate Governance Committee will consider stockholders' recommendations for nominees for election to the Board of Directors. Such recommendations must be submitted in writing to Edward J. Biggins, Jr., Secretary, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, P.O. Box 1171, Newark, New Jersey 07101-1171. Nominations must be accompanied by the written consent of any such person to serve if nominated and elected and by biographical material to permit evaluation of the individual recommended. In addition, the By-Laws of PSEG require that shareholder nominations must be submitted at least 90 days in advance of an Annual Meeting.

     The Corporate Governance Committee seeks candidates for the Board of Directors with an attained position of leadership in their field of endeavor, breadth of experience and sound business judgment. It is the policy of the Board of Directors that a person who is not an employee of PSEG shall not be recommended initially to the stockholders for election as a director unless it appears that, consistent with the retirement policy for directors referred to above, such person would be available to serve as a director for at least five years.

   Executive Committee

     Except as otherwise provided by law, the Executive Committee has and may exercise all the authority of the Board of Directors when the Board is not in session. This Committee meets only on call and did not meet during 2000.

   Finance Committee

     Considers financial policies, or changes therein, before presentation to the Board of Directors. Periodically reviews PSEG's financial planning. Makes recommendations to the Board of Directors regarding the issuance and sale of securities. Oversees the investment of the assets of the pension plans and nuclear decommissioning trust fund of PSEG and its subsidiaries. The Committee held five meetings in 2000.

   Nuclear Committee

     Provides an independent basis for evaluating the safety and effectiveness of PSEG's nuclear operations. Specific attention is provided to evaluation of overall management attention to nuclear safety, regulatory issues and other evaluations of nuclear operations, and to improvement in operations. The Committee held four meetings in 2000.

   Organization and Compensation Committee

     Studies and makes recommendations to the Board of Directors concerning organization in general and compensation for certain executives. Administers the compensation program for executive officers. Makes comparative studies and reports to the Board of Directors with respect to compensation for directors who are not officers. Reviews and makes recommendations to the Board of Directors with respect to certain benefit plans for directors and officers. Administers certain benefit plans for directors and officers. The Committee held five meetings in 2000.

PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the 2001 Annual Meeting of Stockholders, two members of Class II of the Board of Directors are to be elected to hold office until the Annual Meeting of Stockholders in 2004 and until their respective successors are elected and qualified.

     The nominees listed below were selected by the Board of Directors upon the recommendation of the Corporate Governance Committee. Proxies in the accompanying form will be voted for these nominees, unless authority to vote for one or both of them shall have been withheld by so marking the enclosed proxy or so indicating when voting by telephone or Internet.

     If at the time of the meeting any of the nominees listed below should be unable to serve, which is not anticipated, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of directors constituting a full Board is further reduced.

     There is shown as to each nominee, and as to each director whose term of office will continue after the 2001 Annual Meeting, the period of service as a director of PSEG (and PSE&G prior to the formation of PSEG), age as of the date of the Annual Meeting, present committee memberships, business experience during at least the last five years and other present directorships. Beneficial ownership of PSEG Common Stock is shown under Security Ownership of Directors, Management and Certain Beneficial Owners. During 2000, each nominee and each director attended more than 75% of the aggregate number of Board meetings and committee meetings on which he or she served.

                       NOMINEES FOR ELECTION AS DIRECTOR

                  CLASS II--NOMINEES FOR TERM EXPIRING IN 2004

                    ALBERT R. GAMPER, JR. has been a director since December
                    2000. Age 58. Member of Audit Committee, Finance Committee
                    and Nuclear Committee. Director of PSEG's subsidiary, PSE&G.
[Portrait here]     Has been Chairman of the Board, President and Chief
                    Executive Officer of The CIT Group, Inc., Livingston, New
                    Jersey (commercial finance company), since January 2000. Was
                    President and Chief Executive Officer of The CIT Group, Inc.
                    from December 1989 to December 2000. Director of The CIT
                    Group, Inc.

Albert R. Gamper, Jr.


                    RICHARD J. SWIFT has been a director since 1994. Age 56.
                    Chairman of Audit Committee and member of Corporate
                    Governance Committee and Nuclear Committee. Has been
                    Chairman of the Board, President and Chief Executive Officer
[Portrait here]     of Foster Wheeler Corporation, Clinton, New Jersey (provides design, engineering, construction, manufacturing, management, plant operations and environmental services) since April 1994. Was President and Chief Operating Officer of Foster Wheeler Corporation from December 1992 to April
                    1994. Director of Foster Wheeler Corporation and
                    Ingersoll-Rand Company.

Richard J. Swift

          DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2001 ANNUAL MEETING
                  AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

                 CLASS III--DIRECTORS WHOSE TERMS EXPIRE IN 2002

                    T. J. DERMOT DUNPHY has been a director since 1980. Age 69.
                    Chairman of Finance Committee and member of Audit Committee and Organization and Compensation Committee. Was Chairman of
[Portrait here]     Sealed Air Corporation, Saddle Brook, New Jersey
                    (manufactures protective packaging products and systems), from February 2000 to November 2000 and Chairman of the Board and Chief Executive Officer from November 1996 until
                    February 2000 and President and Chief Executive Officer from
                    1971 to November 1996. Director of Sealed Air Corporation and FleetBoston Financial Corporation.

T. J. Dermot Dunphy


                    RAYMOND V. GILMARTIN has been a director since 1993. Age 60.
                    Member of Finance Committee and Organization and
                    Compensation Committee. Has been Chairman of the Board,
[Portrait here]     President and Chief Executive Officer of Merck & Co., Inc.,
                    Whitehouse, New Jersey (discovers, develops, produces and markets human and animal health products) since November
                    1994. Was President and Chief Executive Officer of Merck &
                    Co., Inc. from June 1994 to November 1994. Was Chairman of the Board, President and Chief Executive Officer of Becton
                    Dickinson and Company from November 1992 to June 1994.
                    Director of Merck & Co., Inc. and General Mills, Inc.

Raymond V. Gilmartin


                    CONRAD K. HARPER has been a director since 1997. Age 60.
                    Member of Audit Committee, Finance Committee and
                    Organization and Compensation Committee. Director of PSEG's
[Portrait here]     subsidiary, PSE&G. Has been a partner in the law firm of
                    Simpson Thacher & Bartlett, New York, New York, since
                    October 1996 and from 1974 to May 1993. Was Legal Adviser,
                    U.S. Department of State from May 1993 to June 1996.
                    Director of New York Life Insurance Company.

Conrad K. Harper

          DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2001 ANNUAL MEETING
                 AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

                  CLASS I--DIRECTORS WHOSE TERMS EXPIRE IN 2003

                    ERNEST H. DREW has been a director since 1993. Age 64.
                    Member of Nuclear Committee and Organization and
                    Compensation Committee. Until retirement, was Chief
                    Executive Officer of Industries and Technology
                    Group-Westinghouse Electric Corporation, from July 1997 to
[Portrait here]     December 1997. Was a Member, Board of Management, Hoechst
                    AG, Frankfurt, Germany (manufactures pharmaceuticals, chemicals, fibers, film, specialties and advanced materials) from January 1995 to June 1997. Was Chairman of the Board and Chief Executive Officer of Hoechst Celanese Corporation,
                    Somerville, New Jersey from May 1994 until January 1995, and
                    President and Chief Executive Officer from January 1988 until May 1994. Director of Thomas & Betts Corporation,
                    Ashland Inc., UQM Technologies, Inc. and Johns Manville
                    Corporation.

Ernest H. Drew


                    E. JAMES FERLAND has been a director since 1986, and
                    Chairman of the Board, President and Chief Executive Officer
                    of PSEG since July 1986, Chairman of the Board and Chief
[Portrait here]     Executive Officer of PSE&G since September 1991, Chairman of the Board and Chief Executive Officer of Energy Holdings since June 1989, Chairman of the Board and Chief Executive
                    Officer of Power since June 1999 and Chairman of the Board and President of Services since November 1999. Age 59.
                    Chairman of Executive Committee. Director of Foster Wheeler
                    Corporation.

E. James Ferland


                    MARILYN M. PFALTZ has been a director since 1980. Age 68.
                    Chair of Corporate Governance Committee and member of Audit
[Portrait here]     Committee and Finance Committee. Director of PSEG's
                    subsidiary, PSE&G. Has been a partner of P and R Associates, Summit, New Jersey (communication specialists), since 1968.
                    Director of AAA National Association, AAA Investment
                    Company, AAA Life Re Ltd. and Beacon Trust Company.

Marilyn M. Pfaltz

   SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 23, 2001, beneficial ownership of PSEG Common Stock, including options, by the directors and executive officers named in the table appearing under Executive Compensation. None of these amounts exceeds 1% of the Common Stock outstanding.

                                                    AMOUNT AND NATURE
                           NAME                  OF BENEFICIAL OWNERSHIP
                           ----                  -----------------------
               Frank Cassidy ......................      510,584(1)
               Robert J. Dougherty, Jr. ...........      587,217(2)
               Ernest H. Drew .....................        6,674
               T. J. Dermot Dunphy ................       58,435
               E. James Ferland ...................      999,837(3)
               Albert R. Gamper, Jr. ..............        1,000
               Raymond V. Gilmartin ...............        6,674
               Conrad K. Harper ...................        2,776
               Alfred C. Koeppe ...................      430,378(4)
               Irwin Lerner .......................       13,686
               Robert C. Murray ...................      521,644(5)
               Marilyn M. Pfaltz ..................       10,621
               Forrest J. Remick ..................        4,627
               Richard J. Swift ...................        5,685
               All directors and executive
                 officers as a group (16 persons) .    3,330,382(6)

-------

(1) Includes the equivalent of 1,680 shares held under PSE&G Thrift and Tax-Deferred Savings Plan. Includes options to purchase 503,000 shares, 71,667 of which are currently exercisable.

(2) Includes the equivalent of 931 shares held under PSE&G Thrift and Tax-Deferred Savings Plan. Includes options to purchase 563,333 shares, 116,667 of which are currently exercisable.

(3) Includes the equivalent of 12,790 shares held under PSE&G Thrift and Tax-Deferred Savings Plan. Includes options to purchase 775,000 shares, 271,667 of which are currently exercisable. Includes 150,000 shares of restricted stock, which vest as described in the Summary Compensation Table, note 5.

(4) Includes the equivalent of 2,278 shares held under PSE&G Thrift and Tax-Deferred Savings Plan. Includes options to purchase 422,500 shares, 51,667 of which are currently exercisable.

(5) Includes the equivalent of 1,644 shares held under PSE&G Thrift and Tax-Deferred Savings Plan. Includes options to purchase 504,000 shares, 83,333 of which are currently exercisable.

(6) Includes the equivalent of 24,833 shares held under PSE&G Thrift and Tax-Deferred Savings Plan. Includes options to purchase 2,918,933 shares, 643,668 of which are currently exercisable.

    No beneficial owner owned 5% or more of PSEG Common Stock as of February 23, 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid or awarded to the Chief Executive Officer (CEO) and the four most highly compensated executive officers of PSEG as of December 31, 2000 for all services rendered to PSEG and its subsidiaries and affiliates during each year indicated.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION        LONG-TERM COMPENSATION
                                              ------------------------  --------------------------------
                                                          BONUS/ANNUAL          AWARDS          PAYOUTS
                                                            INCENTIVE   RESTRICTED               LTIP      ALL OTHER
NAME AND PRINCIPAL                             SALARY         AWARD        STOCK     OPTIONS    PAYOUTS  COMPENSATION
     POSITION                        YEAR        ($)         ($)(1)         ($)      (#)(2)     ($)(3)      ($)(4)
------------------                   ----     -------      -----------  ----------   --------   -------  ------------
E. James Ferland .................   2000     890,000      1,001,300           0     300,000    361,440      59,037
  Chairman of the Board,             1999     815,000        733,500           0     215,000    304,720      29,292
  President and CEO of PSEG          1998     762,070        621,400   5,184,375(5)  150,000     92,684      28,647

Robert J. Dougherty, Jr. .........   2000     490,000        358,400           0     350,000    162,648       4,251
  President and Chief                1999     425,000        255,000           0     100,000    121,888       4,003
  Operating Officer of Energy        1998     403,449        242,200           0      75,000     39,950       4,190
  Holdings

Robert C. Murray .................   2000     410,000        246,000           0     350,000    135,540       5,102
  Vice President and Chief           1999     390,000        234,000           0      75,000     93,760       4,802
  Financial Officer of PSEG          1998     373,564        225,000           0      50,000     31,960       4,962

Frank Cassidy ....................   2000     390,000        279,900           0     350,000    112,950       4,254
  President and Chief                1999     302,500        195,000           0     100,000     70,320       4,004
  Operating Officer of Power         1998     273,000        117,600           0      35,000     23,970       4,109

Alfred C. Koeppe .................   2000     340,000        255,000           0     310,000     90,360       6,805
  President and Chief                1999     290,000        152,300           0      75,000     75,008       6,404
  Operating Officer of PSE&G         1998     268,967        141,800           0      25,000     15,980       6,528

-------------

(1) Amount awarded in given year was earned under Management Incentive Compensation Plan (MICP) and determined and paid in following year based on individual performance and financial and operating performance of PSEG, including comparison to other companies.

(2) All grants of options to purchase shares of PSEG Common Stock were non-qualified options made under the 1989 Long-Term Incentive Plan (1989
     LTIP) or the 2001 Long-Term Incentive Plan (2001 LTIP). All options granted were non-tandem. Non-tandem grants are made without performance units and dividend equivalents.

(3) Amount paid in proportion to options exercised, if any, based on value of previously granted performance units and dividend equivalents under the 1989 LTIP, each as measured during three-year period ending the year prior to the year in which payment is made. Under the 1989 LTIP, tandem grants are made with an equal number of performance units and dividend equivalents which may provide cash payments, dependent upon future financial performance of PSEG in comparison to other companies and dividend payments by PSEG, to assist recipients in exercising options granted. The tandem grant is made at the beginning of a three-year performance period and cash payment of the value of such performance units and dividend equivalents is made following such period in proportion to the options, if any, exercised at such time.

(4) Includes employer contribution to Thrift and Tax-Deferred Savings Plan and value of 5% discount on phantom stock dividend reinvestment under MICP:


                             FERLAND         DOUGHERTY           MURRAY           CASSIDY           KOEPPE
                         --------------   --------------    --------------   ---------------  -----------------
                         THRIFT    MICP   THRIFT    MICP    THRIFT    MICP    THRIFT    MICP   THRIFT     MICP
                         ------   -----   ------    ----    ------    ----   --------   ----  --------    -----
                           ($)      ($)     ($)      ($)      ($)      ($)      ($)      ($)     ($)       ($)
2000 ................    5,102        0    4,251        0   5,102        0    4,254        0   6,805        0
1999 ................    4,801        0    4,003        0   4,802        0    4,004        0   6,404        0
1998 ................    4,801      383    4,001      189   4,805      157    4,003      106   6,403      125



     In addition, 2000, 1999 and 1998 amounts include for Mr. Ferland, $53,935, $24,491 and $23,463 representing interest on compensation deferred under PSE&G's Deferred Compensation Plan in excess of 120% of the applicable federal long-term rate as prescribed under Section 1274(d) of the Internal Revenue Code. Prior to January 1, 2000, under PSE&G's Deferred Compensation Plan, interest was paid at prime rate plus 1/2%, adjusted quarterly. Effective January 1, 2000, the Plan was amended to permit participants to select from among four additional investment options for compensation that is deferred.

(5) Value as of original grant date, based on the closing price on the New York Stock Exchange on June 16, 1998, with respect to an award to Mr. Ferland of 150,000 shares of restricted stock, of which 60,000 shares vest in 2002; 20,000 shares vest in 2003; 30,000 shares vest in 2004; and 40,000 shares vest in 2005. Dividends on the entire grant are paid in cash from the date of grant.

                    OPTION GRANTS IN LAST FISCAL YEAR (2000)

                                                      OPTION GRANTS IN LAST FISCAL YEAR
                                      --------------------------------------------------------------
                                          NUMBER OF         % OF TOTAL   EXERCISE                         GRANT DATE
                                         SECURITIES       OPTIONS GRANTED OR BASE                           PRESENT
                                         UNDERLYING        TO EMPLOYEES    PRICE          EXPIRATION         VALUE
       NAME                            OPTIONS GRANTED    IN FISCAL YEAR  ($/SH)             DATE           ($) (3)
       ----                            ---------------    -------------- --------         ----------      ----------
E. James Ferland .....................    300,000(1)           10.9       46.0625           12/19/10       2,418,000

Robert J. Dougherty, Jr. .............    100,000(1)            3.6       46.0625           12/19/10         806,000
                                          250,000(2)            9.1       44.0625           10/17/10       1,700,000
Robert C. Murray .....................    100,000(1)            3.6       46.0625           12/19/10         806,000
                                          250,000(2)            9.1       44.0625           10/17/10       1,700,000
Frank Cassidy ........................    100,000(1)            3.6       46.0625           12/19/10         806,000
                                          250,000(2)            9.1       44.0625           10/17/10       1,700,000
Alfred C. Koeppe .....................     60,000(1)            2.2       46.0625           12/19/10         483,600
                                          250,000(2)            9.1       44.0625           10/17/10       1,700,000

-------------------------

(1) Granted under 2001 LTIP, with exercisability commencing December 19, 2001, December 19, 2002 and December 19, 2003, respectively, with respect to one-third of the options at each such date.

(2) Granted under 1989 LTIP not in tandem with performance units and dividend equivalents, with exercisability commencing October 17, 2001, October 17, 2002, October 17, 2003, October 17, 2004 and October 17, 2005, respectively with respect to one-fifth of the options at each such date.

(3) Determined using the Black-Scholes model, incorporating the following material assumptions and adjustments: (a) exercise prices of $46.0625 and $44.0625, equal to the fair market value of the underlying PSEG Common Stock on the respective dates of grant; (b) an option term of ten years on all grants; (c) interest rates of 6.03% and 5.74% that represent the interest rates on U.S. Treasury securities on the respective dates of grant with a maturity date corresponding to that of the option terms; (d) volatility of 23.18% and 22.72% calculated using daily PSEG Common Stock prices for the one-year period prior to the respective grant dates; (e) dividend yields of 4.69% and 4.90% and (f) reductions of approximately 7.79% and 11.38%, to reflect the probability of forfeiture due to termination prior to vesting, and approximately 9.25% and 8.21% to reflect the probability of a shortened option term due to termination of employment prior to the option expiration dates. Actual values which may be realized, if any, upon any exercise of such options, will be based on the market price of PSEG Common Stock at the time of any such exercise and thus are dependent upon future performance of PSEG Common Stock. There is no assurance that any such value realized will be at or near the value estimated by the Black-Scholes model utilized.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR (2000) AND
                    FISCAL YEAR-END OPTION VALUES (12/31/00)

                                              SHARES
                                             ACQUIRED
                                                ON      VALUE
                                             EXERCISE REALIZED    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
       NAME                                   (#)(1)   ($)(2)         (#)          (#)        ($)(3)        ($)(3)
       ----                                  --------  --------   ----------- ------------- ----------  -------------
E. James Ferland .........................     8,000    58,000      271,667      503,333    3,948,339     3,646,662
Robert J. Dougherty, Jr. .................     3,600    26,100      116,667      446,666    1,617,712     2,758,323
Robert C. Murray .........................     3,000    21,750       83,333      420,667    1,174,476     2,403,336
Frank Cassidy ............................     2,500    19,844       71,667      431,333    1,019,903     2,596,034
Alfred C. Koeppe .........................     2,000    14,125       51,667      370,833      733,336     2,194,632

---------

(1) Does not reflect any options granted and/or exercised after year-end (12/31/00). The net effect of any such grants and exercises is reflected in the table appearing under Security Ownership of Directors, Management and Certain Beneficial Owners.

(2) Represents difference between exercise price and market price of PSEG Common Stock on date of exercise.

(3) Represents difference between market price of PSEG Common Stock and the respective exercise prices of the options at fiscal year-end (12/31/00). Such amounts may not necessarily be realized. Actual values which may be realized, if any, upon any exercise of such options will be based on the market price of PSEG Common Stock at the time of any such exercise and thus are dependent upon future performance of PSEG Common Stock.

EMPLOYMENT CONTRACTS AND ARRANGEMENTS

     PSEG has entered into an employment agreement dated as of June 16, 1998 with Mr. Ferland covering his employment as Chief Executive Officer through March 31, 2005. Under the Agreement, Mr. Ferland has agreed not to retire prior to March 31, 2002, but may retire thereafter. The Agreement provides that Mr. Ferland will be renominated for election as a Director during his employment under the Agreement. The Agreement provides that Mr. Ferland's base salary, target annual incentive bonus and long term incentive bonus will be determined based on compensation practices for CEOs of similar companies and that his annual salary will not be reduced during the term of the Agreement. The Agreement also provided for an award to him of 150,000 shares of restricted PSEG Stock, of which 60,000 shares vest in 2002; 20,000 shares vest in 2003; 30,000 shares vest in 2004; and 40,000 shares vest in 2005. Any non-vested shares are forfeited upon his retirement unless the Board of Directors, in its discretion, determines to waive the forfeiture. The Agreement provides for the granting of 22 years of pension credit for Mr. Ferland's prior service, which was awarded at the time of his initial employment. The Agreement further provides that if Mr. Ferland is terminated without "Cause" or resigns for "Good Reason" (as those terms are defined in the Agreement) during the term of the Agreement, the entire restricted stock award immediately vests, he will be paid a benefit of two times base salary and target bonus, and his welfare benefits will be continued for two years unless he is sooner employed. In the event such a termination occurs after a "Change in Control" (also as defined in the Agreement), the payment to Mr. Ferland becomes three times the sum of salary and target bonus, continuation of welfare benefits for three years unless sooner reemployed, payment of the net present value of providing three years additional service under PSEG's retirement plans, and a gross-up for excise taxes on any termination payments due under the Internal Revenue Code. The Agreement provides that Mr. Ferland is prohibited from competing with or recruiting employees from PSEG or its subsidiaries or affiliates for two years after termination of employment. Violation of these provisions requires a forfeiture of a portion of the restricted stock grant and certain other benefits.

     PSEG has entered into employment agreements with each of Messrs. Cassidy, Dougherty, Koeppe and Murray dated as of October 17, 2000, covering the respective employment of each in the position listed in the Summary Compensation Table through October 16, 2005. The agreements are essentially identical and provide that the base salary, target annual incentive bonus and long-term incentive bonus of each will be determined based on compensation practices of similar companies and that annual salary will not be reduced during the term of the Agreement, and annually awards to each 50,000 options on PSEG Common Stock from 2001 through 2005 which vest each October 17 and expire on October 17, 2010. The

Agreements further provide that if the individual is terminated without "Cause" or resigns for "Good Reason" (as those terms are defined in each Agreement) during the term of the Agreement, the entire option award becomes vested, the individual will be paid a benefit of two times base salary and target bonus, and his welfare benefits will be continued for two years unless he is sooner employed. In the event such a termination occurs after a "Charge in Control" (also as defined in the Agreement), the payment to the individual becomes three times the sum of salary and target bonus, continuation of welfare benefits for three years unless sooner reemployed, payment of the net present value of providing three years additional service under PSEG's retirement plans, and a gross-up for excise taxes on any termination payments due under the Internal Revenue Code. The Agreements provide that the individual is prohibited for one year from competing with and for two year from recruiting employees from, PSEG or its subsidiaries or affiliates, after termination of employment. Violation of these provisions requires a forfeiture of certain benefits.

     The agreements for Messrs. Murray and Koeppe also provide for the grant of additional years of credited service for retirement purposes in light of allied work experience of seventeen years and twenty-five years, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, each of the following individuals served as a member of the Organization and Compensation Committee: Irwin Lerner, Chairman, Ernest H. Drew,
T. J. Dermot Dunphy, Raymond V. Gilmartin and Conrad K. Harper. During 2000, no member of the Organization and Compensation Committee was an officer or employee or a former officer or employee of the PSEG group of companies. From January 2000 through April 18, 2000, Lawrence R. Codey served as a director of PSEG and as a director of Sealed Air Corporation, during which time T.J. Dermot Dunphy served as the Chairman of the Board and Chief Executive Officer of Sealed Air Corporation, as well as a director and member of the Organization and Compensation Committee of PSEG.

COMPENSATION OF DIRECTORS AND CERTAIN BUSINESS RELATIONSHIPS

     During 2000, a director who was not an officer of PSEG or its subsidiaries and affiliates was paid an annual retainer of $22,000 and a fee of $1,200 for attendance at any Board or committee meeting, inspection trip, conference or other similar activity relating to PSEG or PSE&G. Effective January 1, 2001, the annual retainer was increased to $30,000 and the Board and Committee meeting fees were increased to $1,500. Fifty percent of the annual retainer is paid in PSEG Common Stock. No additional retainer is paid for service as a director of PSE&G. Each Committee Chair receives an additional annual retainer of $3,000.

     PSEG also maintains a Stock Plan for Outside Directors pursuant to which directors who are not employees of PSEG or its subsidiaries receive 600 shares of restricted stock for each year of service as a director. Such shares held by each non-employee director are included in the table above under the heading Security Ownership of Directors, Management and Certain Beneficial Owners.

     The restrictions on the stock granted under the Stock Plan for Outside Directors provide that the shares are subject to forfeiture if the director leaves service at any time prior to the Annual Meeting of Stockholders following his or her 70th birthday. This restriction would be deemed to have been satisfied if the director's service were terminated after a "change in control" as defined in the Plan or if the director were to die in office. PSEG also has the ability to waive these restrictions for good cause shown. Restricted stock may not be sold or otherwise transferred prior to the lapse of the restrictions. Dividends on shares held subject to restrictions are paid directly to the director, and the director has the right to vote the shares.

COMPENSATION PURSUANT TO PENSION PLANS

     The table below illustrates annual retirement benefits for executive officers expressed in terms of single life annuities based on the average final compensation and service shown and retirement at age 65. A person's annual retirement benefit is based upon a percentage that is equal to years of credited service plus 30, but not more than 75%, times average final compensation at the earlier of retirement, attainment of age 65 or death. These amounts are reduced by Social Security benefits and certain retirement benefits from other employers. Pensions in the form of joint and survivor annuities are also available.

                               PENSION PLAN TABLE

                                        LENGTH OF SERVICE
 AVERAGE FINAL     ------------------------------------------------------------
  COMPENSATION     30 YEARS         35 YEARS          40 YEARS         45 YEARS
 -------------     --------         --------          --------         --------

  500,000           300,000          325,000           350,000          375,000
  600,000           360,000          390,000           420,000          450,000
  700,000           420,000          455,000           490,000          525,000
  800,000           480,000          520,000           560,000          600,000
  900,000           540,000          585,000           630,000          675,000
1,000,000           600,000          650,000           700,000          750,000
1,100,000           660,000          715,000           770,000          825,000
1,200,000           720,000          780,000           840,000          900,000
1,300,000           780,000          845,000           910,000          975,000
1,400,000           840,000          910,000           980,000        1,050,000
1,500,000           900,000          975,000         1,050,000        1,125,000

     Average final compensation, for purposes of retirement benefits of executive officers, is generally equivalent to the average of the aggregate of the salary and bonus amounts reported in the Summary Compensation Table above under "Annual Compensation" for the five years preceding retirement, not to exceed 150% of the average annual salary for such five year period. Messrs. Ferland, Dougherty, Murray, Cassidy and Koeppe will have accrued approximately 48, 48, 41, 48 and 46 years of credited service, respectively, as of age 65.

                     ORGANIZATION AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The compensation program for executive officers of PSEG and its subsidiaries is administered by the Organization and Compensation Committee of the PSEG Board of Directors. During 2000, the Committee consisted solely of non-employee directors. Policies and plans developed by the Committee are approved by the full Board of Directors. Administration of the plans is the responsibility of the Committee.

     The Committee's philosophy on executive compensation is to base compensation on the value and level of performance of the executive and to link compensation to shareholder value. To achieve this result, the Committee has developed and administers several pay delivery systems designed to focus executive efforts on improving corporate performance. These systems include base salary, an annual incentive compensation plan and a long-term incentive compensation plan. Over the past several years, the Committee has shifted the relationship of these elements to place a higher proportion on stock options to increase the linkage of executive compensation with long-term shareholder value. Also included as compensation are a deferred compensation plan, employer contributions to a 401(k) plan and an employee stock purchase plan.

     Base salary levels are reviewed annually using compensation data compiled by outside compensation experts for similar positions and comparable companies. The utilities surveyed include some of, but are not limited to, those included in the Dow Jones Utilities Index. Most of the general industry companies surveyed are included in the S&P 500 Composite Stock Price Index. Each of these indices are shown in the Performance Graph below. For PSE&G positions, market data is reviewed for large electric and gas utilities, as well for general industry. For Power, data for energy services and relevant general industry is utilized, while for Energy Holdings positions, relevant general industry data is taken into consideration. Individual performance of the executive with respect to corporate performance criteria is determined and taken into account when setting salaries against the competitive market data. Such corporate performance criteria include attainment of business unit plans and financial targets, as well as individual measures for each executive officer related to such person's area of responsibility. In addition, factors such as leadership ability, managerial skills and other personal aptitudes and attributes are considered. Base salaries for satisfactory performance are targeted at the median of the competitive market. Generally, for 2000, base salaries were increased from 1999 levels to reflect general market adjustments for comparable positions.

     For fiscal year 2000, the base salary of E. James Ferland, Chairman of the Board, President and Chief Executive Officer, based on overall performance and consideration of market data, was set at a rate which was approximately the median of comparable size utilities. Since the incentive compensation plans discussed below have been based in part upon a percentage of salary, these elements of Mr. Ferland's compensation may be affected by increases in salary. In determining base salary for Mr. Ferland, individual performance in relation to corporate performance factors such as achievement of business plans, financial results, human resources management, nuclear operations, effectiveness of transition to competitive environment and civic leadership are considered.

     The Management Incentive Compensation Plan is designed to motivate and reward executives for both achievement of individual goals and overall company results. For plan year 2000, each individual executive officer had a target incentive award, expressed as a percentage of salary ranging from 30% to 75%, established by the Committee. The target percentage for Mr. Ferland was increased to 75% for 2000 to better align with industry practice. Each individual target incentive award was multiplied by two components, one reflecting corporate goal results and one reflecting a combination of business factors and individual goal results. The corporate goal for 2000 was based upon a comparison of PSEG return on capital of a group of utilities which comprise the Dow Jones Utilities Index. The return on capital is measured as of September 30, rather than December 31, in order to permit award determinations to be made and paid closer in time to year-end.

     The corporate goal was computed by assigning an award factor of between 0 and 1.5 based upon the comparison of return on capital. No award is granted if PSEG's return on capital falls below a threshold amount which is one percentage point below the median return of the comparison group. A return of one percentage point above the median results in an award factor of 1.5. After applying the corporate goal factor, the resulting amount is further multiplied by a combination of a business factor and an individual factor of between 0 and 1.5, based upon the executive's accomplishment of specific objectives. The criteria utilized with respect to a significant percentage of such individual specific objectives were the attainment of certain corporate performance goals. Depending on the executive officer, for 2000 these corporate factors were financial and business performance, regulatory and public policy strategies, restructuring, new business development, business strategy, safety, nuclear performance and cost savings.

     Annual awards are determined within 120 days of the end of the fiscal year. Awards for 2000 performance, including Mr. Ferland's, were determined in January 2001. Mr. Ferland's 2000 annual incentive award, as determined in January 2001 based upon 2000 performance, reflects that (i) PSEG's 2000 return on capital ranked above the median of the comparison group, the Dow Jones Utilities Index and (ii) improvements were made in certain of PSEG's operating activities. For 2000, Mr. Ferland's target award was set at 75% of salary and his individual multiplier, reflecting accomplishments of specific objectives, was set at the average of the individual amounts of the other participants in the plans. For 2000, the corporate goal factor was 1.5 and Mr. Ferland's individual goal factor was 1.0739. Mr. Ferland's specific objectives primarily reflected the individual goals of the executive officers of PSEG, including the various corporate factors noted above.

     Beginning in plan year 2001, the Restated and Amended Management Incentive Compensation Plan will operate as a bonus pool plan pursuant to which an award fund is established by the Committee each year. The maximum award fund in any year is 2.5% of PSEG's net income. Mr. Ferland's maximum award cannot exceed 10% of the award fund and the maximum award for other participants cannot exceed 90% of the award fund divided by the number of participants, other than Mr. Ferland, for that plan year. The Committee has the authority to reduce the award of any participant below the maximum award otherwise payable based upon any criteria it deems appropriate.

     The 1989 Long-Term Incentive Plan and the 2001 Long-Term Incentive Plan are designed to provide a direct linkage between the executive's interests and increases in shareholder value by encouraging certain executives of PSEG and its subsidiaries to increase their ownership of PSEG Common Stock. They are also designed to motivate and reward executives for meeting corporate objectives that are intended to more closely align the executives' interest with the long-term interests of PSEG's shareholders.

     The 1989 Plan's design includes the granting of stock options in tandem with performance units and dividend equivalents, as well as the granting of options not in tandem with performance units and dividend equivalents. In 2000, only non-tandem stock options were granted in order to strengthen the linkage of compensation to stock ownership and performance, increase stock ownership of executive officers and better align their total compensation with the competitive market. In the case of tandem grants, as to which no grants were made in 2000, cash payment is made only if the specified performance level is achieved, dividend equivalents have accrued and options are exercised. Any such payment is based on the value of performance units awarded and dividend equivalents accrued, if any, as measured during the three-year period ending the year prior to the year in which payment, if any, is made. Grant levels are determined by the Committee based upon several factors including the participant's ability to contribute to the overall success of PSEG and its subsidiaries and competitive market data. The level of grants and the value of the performance units are reviewed annually by the Committee. The Committee does not consider the current level of options held by executive officers when determining option grants.

     In 2000, the total value of the grant of options to executive officers as a group was targeted at the median of the competitive market, but, depending upon individual factors for particular executives, in some cases was either above or below the median. In 2000, Mr. Ferland was granted 300,000 non-tandem options. The grant of stock options to Mr. Ferland was at approximately the median of the comparative market data.

     In 2000, the performance unit value was determined by PSEG's total return to shareholders, over a three-year performance period, as compared to the companies in the Dow Jones Utilities Index. The higher the ranking of PSEG in the group, the greater the value of the performance unit. If PSEG ranks in the top three out of fifteen in the group, executives receive 125% of the target award. If PSEG ranks as the fourth company, executives receive 100% of the target award, with decreasing awards from 90% down to 10% if PSEG is the fifth through the thirteenth company, respectively. No award is given if PSEG's total return to shareholders falls below the thirteenth company out of fifteen. In 2000, PSEG's long-term performance as measured by the total return to shareholders over the 1997 through 1999 period placed it as the fifth company. Therefore, performance unit awards equal to 90% of the target award were granted in respect of tandem options granted in 1997.

     In November 2000, the Board of Directors adopted the 2001 Long-Term Incentive Plan. Under the 2001 Long-Term Incentive Plan, only non-qualified stock options can be granted and individual grants cannot exceed 1,000,000 shares annually.

     Mr. Ferland was awarded 150,000 shares of restricted PSEG Common Stock under an Employment Agreement entered into in 1998, which shares vest in stages annually through 2005. The award was designed to align his interests with an increase in shareholder value and to incent him to remain with PSEG as CEO through March 31, 2005.

     Section 162(m) of the Internal Revenue Code, which became effective January 1, 1994, generally denies a deduction for Federal income tax purposes for compensation in excess of $1 million for persons named in the proxy statement, except for compensation pursuant to stockholder-approved performance-based plans. Mr. Ferland was the only executive officer for whom compensation paid in 2000 for Federal income tax purposes exceeded $1 million. The Committee and PSEG have determined that the amount as to which a deduction is not allowed by reason of Section 162(m) is not sufficient to warrant taking action at this time to modify the compensation program and seek stockholder approval, but will continue to evaluate executive compensation in light of Section 162(m).

     Members of the Organization and Compensation Committee:
            Irwin Lerner, Chairman                   Raymond V. Gilmartin
            Ernest H. Drew                           Conrad K. Harper
            T. J. Dermot Dunphy


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the PSEG Board of Directors is composed of six independent directors. It operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix B to the PSEG Proxy Statement.

     Management is responsible for PSEG's financial statements and internal controls. The independent accountants of PSEG, Deloitte & Touche LLP, are responsible for performing an independent audit of PSEG's annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to assist the Board of Directors in overseeing the quality and integrity of the accounting, auditing and financial reporting practices.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that PSEG's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated audited financial statements with management and the independent accountants. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other things:

     o   methods used to account for significant transactions;
     o   the effect of significant accounting policies in emerging areas;
     o the process used by management in formulating accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of these estimates; and
     o any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     The independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence with respect to PSEG and its management. The Committee has considered whether the independent accountants' provision of financial information systems design and implementation services and of other services to PSEG is compatible with maintaining the independent accountants' independence.

     Based on the Committee's discussions with management and the independent accountants, the Committee's review of the audited financial statements, the representations of management regarding the audited financial statements and the report of the independent accountants to the Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in PSEG's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Members of the Audit Committee:

            Richard J. Swift, Chairman               Conrad K. Harper
            T.J. Dermot Dunphy                       Marilyn M. Pfaltz
            Albert R. Gamper, Jr.                    Forrest J. Remick


                                PERFORMANCE GRAPH

     The graph below shows a comparison of the five-year cumulative total return assuming $100 invested on December 31, 1995 in PSEG Common Stock, the S&P 500 Composite Stock Price Index, the Dow Jones Utilities Index and the S&P Electric Utilities Index.

                       [REPRESENTATION OF OMITTED GRAPHIC]

--------------------------------------------------------------------------------
                              1995    1996     1997     1998     1999    2000
--------------------------------------------------------------------------------
PSEG                         100.00   96.25   121.64   161.89   149.09  220.36
--------------------------------------------------------------------------------
S&P 500                      100.00  122.01   162.71   209.21   253.23  230.18
--------------------------------------------------------------------------------
Dow Jones Utilities          100.00  108.09   133.11   158.15   148.96  224.87
--------------------------------------------------------------------------------
S&P Electric Utilities       100.00   99.07   125.15   144.58   116.49  178.82
--------------------------------------------------------------------------------

PROPOSAL 2

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP of Parsippany, New Jersey, as independent auditors to make the annual audit of the books of account and supporting records of PSEG for 2001, subject to the ratification of the stockholders at the Annual Meeting of Stockholders.

     Deloitte & Touche LLP has made the annual audit of the books of account since 1973. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded an opportunity to make a statement if they so desire and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS APPROVAL.

              FEES BILLED TO PSEG BY DELOITTE & TOUCHE LLP FOR 2000

AUDIT FEES

     Audit fees billed to PSEG and its subsidiaries by Deloitte & Touche LLP for professional services rendered for the audits of the annual consolidated financial statements and the review of the financial statements included in quarterly reports on Form 10-Q of PSEG and its subsidiaries for the year ended December 31, 2000 totaled $2,658,520.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Fees billed to PSEG and its subsidiaries by Deloitte & Touche LLP for 2000 for professional services rendered for 2000 for financial information systems design and implementation totaled $174,000.

ALL OTHER FEES

     Fees billed to PSEG and its subsidiaries by Deloitte & Touche LLP for 2000 for all other services rendered to PSEG and its subsidiaries, including fees for the audits of benefit plans and certain statutory and contractually required audits and fees in connection with financing transactions, including Registration Statements filed with Securities and Exchange Commission, totaled $2,987,262.

                                LEGAL PROCEEDINGS

     As previously disclosed in PSEG's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, in 1995 and 1996, four shareholder derivative suits on behalf of PSEG shareholders were filed against certain directors and officers. This litigation generally relates to PSE&G's operation of the Salem and Hope Creek Nuclear Generating Stations and seeks recovery of damages for alleged losses, removal of certain executive officers and changes in the composition of the Board of Directors, and other relief. In March 1996, the Board concluded a five-month investigation regarding the allegations in the complaints and determined that the litigation should not have been instituted and should be terminated. Following discovery, on July 28, 1999, the court granted defendants' Motions for Summary Judgment dismissing all four derivative actions. The plaintiffs have appealed in three of these actions.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in next year's Proxy Statement should be sent to Edward J. Biggins, Jr., Secretary, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, P.O. Box 1171, Newark, New Jersey 07101-1171, and must be received by November 13, 2001.

                      DISCRETIONARY PROXY VOTING AUTHORITY

     If PSEG is not notified by January 28, 2002 of any proposal intended to be presented for consideration at the 2002 Annual Meeting of Stockholders, then the proxies named by PSEG with respect to that meeting shall have discretionary voting authority with respect to such proposal if presented at the meeting.

                                  MISCELLANEOUS

     If any matters not described in this Proxy Statement should come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote proxies given in said form in respect of any such matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board of Directors and the management of PSEG did not know of any other matters which might be presented for stockholder action at the meeting, except for matters omitted from this Proxy Statement pursuant to rules of the Securities and Exchange Commission.

     The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by PSEG. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of PSEG and its subsidiaries, in person or by telephone, telegraph or facsimile. PSEG has also retained Morrow & Co. to aid in the solicitation of proxies from brokers, bank nominees, other institutional holders and certain large individual holders. The anticipated cost of such services is approximately $10,000, plus reimbursement of expenses.

     PSEG will also provide without charge to each person solicited, on the written request of any such person, a copy of its Annual Report on Form 10-K for the year 2000, which has been filed with the Securities and Exchange Commission. Any such request should be made in writing to Morton A. Plawner, Treasurer, Public Service Enterprise Group Incorporated, 80 Park Plaza, T6B, P. O. Box 1171, Newark, New Jersey 07101-1171. Any such copy of PSEG's Annual Report on Form 10-K so furnished will not include any exhibits thereto, but will be accompanied by a list briefly describing all such exhibits, and PSEG will furnish any such exhibit upon request and upon payment of the fee specified therefor.


                                          By order of the Board of Directors,



                                          EDWARD J. BIGGINS, JR.
                                               Secretary


March 6, 2001

                                                                      APPENDIX A


                  CONSOLIDATED FINANCIAL STATEMENTS AND NOTES,
        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
             RESULTS OF OPERATIONS AND INDEPENDENT AUDITOR'S REPORT

                                                                            Page
                                                                            ----
Management's Discussion and Analysis of Financial Condition
  and Results of Operations ............................................    A-2

Consolidated Statements of Income ......................................    A-19

Consolidated Balance Sheets ............................................    A-20

Consolidated Statements of Cash Flows ..................................    A-22

Consolidated Statements of Common Stockholders' Equity .................    A-23

Notes to Consolidated Financial Statements .............................    A-24

Financial Statement Responsibility .....................................    A-58

Independent Auditors' Report ...........................................    A-59

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

PSEG

     This discussion makes reference to the Consolidated Financial Statements and related Notes to Consolidated Financial Statements (Notes) of Public Service Enterprise Group Incorporated (PSEG) and should be read in conjunction with such statements and notes.

CORPORATE STRUCTURE

     PSEG has four principal direct wholly-owned subsidiaries: Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power), PSEG Energy Holdings Inc. (Energy Holdings) and PSEG Services Corporation (Services). As of December 31, 2000, PSE&G, Power and Energy Holdings comprised approximately 60%, 14% and 25% of PSEG's consolidated assets and contributed approximately 76%, 14% and 12% of PSEG's net income for the year ended December 31, 2000.

     PSE&G is an operating public utility company engaged principally in the transmission, distribution and sale of electric energy and gas service in New Jersey. Power has three principal direct wholly-owned operating subsidiaries:
PSEG Fossil LLC (Fossil), which owns and operates fossil fueled electric generation facilities; PSEG Nuclear LLC (Nuclear), which owns and operates nuclear fueled electric generation facilities; and PSEG Energy Resources and Trade LLC (ER&T), which operates a wholesale energy trading business. On August 21, 2000, pursuant to the terms of the Final Order issued by the New Jersey Board of Public Utilities (BPU) under the New Jersey Energy Master Plan (Energy Master Plan Proceedings) and the New Jersey Electric Discount and Energy Competition Act (Energy Competition Act), PSE&G transferred its generation-related assets and liabilities to Power and its subsidiaries Nuclear, Fossil, and its wholesale power contracts to ER&T in exchange for a promissory note from Power in an amount equal to the total purchase price of $2.786 billion. Power settled the promissory note on January 31, 2001 at which time the transferred assets were released from the lien of PSE&G's First and Refunding Mortgage. PSE&G continues to own and operate its regulated electric and gas transmission and distribution business.

     Through its subsidiaries, Power provides energy and capacity to PSE&G, including PSE&G's BPU-mandated basic generation service (BGS) obligation, under certain contracts and markets electricity, natural gas, capacity and ancillary services throughout the Eastern United States.

     Energy Holdings is the parent of three energy-related lines of business through its principal wholly-owned subsidiaries: PSEG Global Inc. (Global), which develops, acquires, owns and operates electric generation and distribution facilities and engages in power production and distribution, including wholesale and retail sales of electricity, in selected domestic and international markets; PSEG Resources Inc. (Resources), which provides energy infrastructure financing and invests in energy-related financial transactions and manages a diversified portfolio of investments including leveraged leases, leveraged buyout (LBO) funds, limited partnerships and marketable securities; and PSEG Energy Technologies Inc. (Energy Technologies), an energy management company that constructs, operates and maintains heating, ventilating and air conditioning
(HVAC) systems for, and provides energy-related engineering, consulting and mechanical contracting services to, industrial and commercial customers in the Northeastern and Middle Atlantic United States. Enterprise Group Development Corporation (EGDC) has been conducting a controlled exit from the real estate business. Energy Holdings also has a finance subsidiary, PSEG Capital Corporation (PSEG Capital), which serves as a financing vehicle for Energy Holdings' subsidiaries and borrows on the basis of a minimum net worth maintenance agreement with PSEG. Energy Holdings is also the parent of Enterprise Group Development Corporation (EGDC), a nonresidential real estate development and investment business and has been conducting a controlled exit from this business since 1993.

     Services was formed in 1999 and provides management and administrative services to PSEG and its subsidiaries.

OVERVIEW OF 2000 AND FUTURE OUTLOOK

     The electric and gas utility industries in the United States and around the world continue to experience significant change. Deregulation, restructuring, privatization and consolidation are creating opportunities and risks for PSEG and its subsidiaries. PSEG has successfully completed the transition from a regulated New Jersey utility to a competitive global energy company and estimates a 7% compound annual growth rate in earnings per share over the next five years.

     The Energy Competition Act and the related BPU proceedings, including the Final Order, referred to as the Energy Master Plan Proceedings, have dramatically reshaped the utility industry in New Jersey and have directly affected how PSEG will conduct business, and therefore, its financial prospects in the future. PSEG has realigned its organizational structure to address the competitive environment brought about by the deregulation of the electric generation industry in New Jersey and the Eastern U.S. PSEG has been engaged in the competitive energy business for a number of years through certain of its unregulated subsidiaries; however, competitive businesses now constitute a much larger portion of PSEG's activities. It is expected that by July 31, 2003, the end of the transition period under the Energy Master Plan Proceedings, PSEG's unregulated subsidiaries (Energy Holdings and Power) will contribute approximately 75% of PSEG's earnings. Additionally, PSEG will be more dependent on cash flows generated from its unregulated operations for its capital needs. As the unregulated portion of the business continues to grow, financial risks and rewards will be greater, financial requirements will change and the volatility of earnings and cash flows will increase.

     In the Final Order, the BPU concluded that PSE&G should recover up to $2.94 billion (net of tax) of its generation-related stranded costs, through securitization of $2.4 billion and an opportunity to recover up to $540 million (net of tax) of its unsecuritized generation-related stranded costs on a net present value basis through a market transition charge (MTC). Following the issuance of the Final Order, the BPU issued its Finance Order approving, among other things, the issuance and sale of $2.525 billion of transition bonds, including an estimated $125 million of transaction costs, by PSEG Transition Funding LLC, a wholly owned subsidiary of PSE&G. On January 31, 2001, PSE&G Transition Funding LLC purchased PSE&G's property right in the securitization transition charge (STC) and remitted the proceeds of the issuance of the transition bonds as consideration for such property right. PSE&G used the proceeds to retire a portion of PSEG's outstanding debt and equity. In accordance with the Final Order, PSE&G reduced customer rates an additional 2% after the securitization transaction, will reduce rates another 2% in August of 2001 and 4.9% in August 2002, for a total 13.9% rate reduction since August 1999.

     PSEG will continue to pursue its strategies to grow its energy-related businesses, including expansion through business combinations. More emphasis will be placed on finding opportunities for expansion outside of its traditional utility services and markets. Power's business strategy is to size its fleet of generation assets to take advantage of market opportunities, while seeking to increase its value and manage commodity price risk through its wholesale trading activity. Much of PSEG's earnings growth is expected to come from its generation business. Power has plans to increase capacity an additional 3,000 MW to 8,000 MW over the next five years by adding capacity to existing sites in New Jersey as well as new sites in the Northeast and Midwest. PSEG has also positioned Energy Holdings as a major part of its planned growth strategy. In order to achieve this strategy, Global will focus on generation and distribution investments within targeted high-growth regions. A significant portion of Global's growth is expected to occur internationally due to the current and anticipated growth in electric capacity required in certain regions of the world. This growth was evidenced in 2000 by its commitment to construct several significant power plants in Texas, India, Poland and Tunisia and its acquisition of an electric distribution company in Argentina. Global expects that certain generation projects (totaling 1,373 MW net) will reach commercial operation in 2001. Resources will utilize its market access, industry knowledge and transaction structuring capabilities to expand its energy-related financial investment portfolio. Energy Technologies will continue to provide HVAC contracting and other energy-related services to industrial and commercial customers in the Northeastern and Middle Atlantic United States. PSE&G's transmission and distribution objective is to provide safe, cost-effective, high quality, reliable service.

     To the extent that the discussion that follows reports on business conducted under full monopoly regulation of the utility businesses, it must be understood that such businesses have changed due to the deregulation of the electric generation and natural gas commodity sales businesses and the subsequent sale of the generation business to Power. Past results are not an indication of future business prospects or financial results.

RESULTS OF OPERATIONS

                                                                      EARNINGS (LOSSES)
                                                        ----------------------------------------------
                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                        ----------------------------------------------
                                                           2000               1999             1998
                                                        ------------       ------------     ----------
                                                                    (MILLIONS OF DOLLARS)
      PSE&G, Before Extraordinary Item............         $ 578              $ 644            $ 593
      PSE&G Extraordinary Item....................          --                 (804)              --
            Total PSE&G...........................           578               (160)             593
      Energy Holdings.............................            90                 83               51
      Power.......................................           104                 --              --
      PSEG*.......................................            (8)                (4)              --
                                                           -----              -----            -----
            Total PSEG............................         $ 764              $ (81)           $ 644
                                                           =====              =====            =====


* Includes after-tax effect of interest on certain financing transactions.


                                                              CONTRIBUTION TO EARNINGS PER SHARE
                                                                      (BASIC AND DILUTED)
                                                        ------------------------------------------------
                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                        ------------------------------------------------
                                                            2000              1999             1998
                                                        -----------        ----------        ---------
      PSE&G, Before Extraordinary Item ............       $ 2.69             $ 2.93           $ 2.57
      PSE&G Extraordinary Item ....................           --              (3.66)              --
            Total PSE&G ...........................         2.69              (0.73)            2.57
      Energy Holdings .............................         0.42               0.38             0.22
      Power .......................................         0.48                 --               --
      PSEG* .......................................        (0.04)             (0.02)              --
                                                          ------            -------           ------
            Total PSEG ............................       $ 3.55            $ (0.37)          $ 2.79
                                                          ======            =======           ======

* Includes after-tax effect of interest on certain financing transactions.

     Basic and diluted earnings per share of PSEG common stock (Common Stock) were $3.55 for the year ended December 31, 2000, an increase of $0.26 per share, or 8% from the comparable 1999 period, excluding the extraordinary charge discussed below.

     Excluding the extraordinary charge, PSE&G's and Power's combined contribution to earnings per share of Common Stock in 2000 increased $0.24 from 1999, including $0.08 of accretion as a result of PSEG's stock repurchase program. This increase was primarily due to lower depreciation and amortization resulting from the amortization of the Excess Depreciation Reserve beginning in January 2000 and the lower depreciation resulting from the lower recorded amounts of the generation-related assets resulting from the 1999 impairment recorded pursuant to Statement of Financial Accounting Standards (SFAS) 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS 121). Also contributing to the increase were increased sales due to favorable weather conditions in the fourth quarter of 2000 and higher profits realized from energy trading activities. The increase in earnings was partially offset by the 5% electric rate reduction, beginning August 1, 1999 coupled with a charge to income in the third quarter of 2000 related to MTC recovery.

     Energy Holdings' contribution to earnings per share of Common Stock in 2000 increased $0.04 from 1999 primarily due to the better overall performance of Global, which benefited from favorable performance by its domestic generation assets and by its investments made in Latin America distribution assets in 1999. The increase in earnings was partially offset by increased losses at Energy Technologies, primarily due to a pre-tax restructuring charge of $6.6 million.

     In 1999, PSE&G recorded an extraordinary charge to earnings of $804 million, net of tax, as a result of the BPU's Summary Order in the Energy Master Plan Proceedings. For further discussion, see Note 2. Regulatory Issues and Accounting Impacts of Deregulation. Excluding that extraordinary charge, basic and diluted earnings per share of Common Stock were $3.29 in 1999, representing an increase of $0.50 per share, or 18% from 1998.

     Excluding the extraordinary charge, PSE&G's contribution to earnings per share of Common Stock in 1999 increased $0.36 from 1998, including $0.14 as a result of PSEG's stock repurchase program. This increase was primarily due to increased sales of gas and electricity resulting from favorable weather conditions in 1999 augmented by positive economic factors in New Jersey and profits realized from wholesale energy activities. In addition, generation-related depreciation expenses were lower for a portion of 1999 as a result of the SFAS 121 impairment write-down, partially offset by changes in depreciation and capitalization policies stemming from the discontinuation of SFAS 71, "Accounting for the Effects of Certain Types of Regulation" (SFAS 71). The increase in earnings was also partially offset by the 5% electric rate reduction, beginning August 1, 1999 coupled with higher operating and maintenance expenses, including higher transmission, distribution and wholesale energy costs, than those incurred in 1998.

     Energy Holdings' contribution to earnings per share of Common Stock in 1999 increased $0.16 from 1998 primarily due to the better overall performance of Resources, Global and Energy Technologies and $0.02 of accretion due to PSEG's stock repurchase program. The improvements were attributable largely to Resources which benefited from an upturn in the equity markets as compared to 1998. In addition, Energy Holdings' results reflect Global's gain from the sale of its interest in a co-generation facility partially offset by impairment write-downs of other investments in Global's portfolio.

     PSE&G AND POWER -- REVENUES

     Under the BGS contract between PSE&G and Power, PSE&G pays a fixed price for energy and capacity provided by Power and charges such costs to its BGS customers. As a result, Power, rather than PSE&G, is subject to price risk related to market exposures for supplying BGS customers. Power has entered into forwards, futures, swaps and options to manage price risk exposure for its commitments to meet PSE&G's BGS obligation in addition to Power's other supply contracts. The BGS contract between Power and PSE&G expires July 31, 2002. Thereafter, supply of electricity to serve PSE&G's BGS load will be determined by competitive bid in accordance with the requirements of the BPU.

     Power's earnings are exposed to the risks of the competitive wholesale electricity market to the extent that Power has to purchase energy and/or capacity or generate energy to meet its obligations to supply power to PSE&G at market prices or costs, respectively, which approach or exceed the BGS contract rate. To mitigate this risk, Power's policy is to use derivatives, consistent with its business plans and prudent practices and to build and purchase additional capacity in the PJM and surrounding regions. This risk will be further affected by PSE&G customer migration from BGS to third party suppliers
(TPS) and from TPS back to BGS. Power also participates in the competitive wholesale electricity market for other items such as energy, capacity and ancillary services. Certain of the below listed year-to-year variances did not impact earnings as there was an offsetting variance in expense.

     To the extent fuel revenue and expense flowed through the Electric Levelized Energy Adjustment Clause (LEAC) through July 31, 1999, the Levelized Gas Adjustment Clause (LGAC), the Societal Benefits Clause (SBC) or the non-utility generation market transition charge (NTC) mechanisms, as established by the BPU with respect to PSE&G's rates, variances in certain revenues and expenses offset and thus had no effect on earnings. On August 1, 1999, the LEAC mechanism was eliminated as a result of the Final Order. This has increased earnings volatility since Power now bears the full risks and rewards of changes in nuclear and fossil generating fuel costs and replacement power costs. See
Note 2. Regulatory Issues and Accounting Impacts of Deregulation and Note 3. Regulatory Assets and Liabilities of Notes for a discussion of LEAC, LGAC, SBC, NTC, Remediation Adjustment Clause (RAC) and Demand Side Management (DSM) and their status under the Energy Master Plan Proceedings.

     ELECTRIC

                                                              YEAR ENDED
                                                             DECEMBER 31,
                                             ----------------------------------------------
                                                2000            1999              1998
                                             -----------    -------------     -------------
                                                              (MILLIONS)
PSE&G ..................................      $3,748           $4,123            $4,009
Power ..................................       1,037               --                --
Intercompany Eliminations* .............       (871)               --                --
                                              ------           ------            ------
         Total Electric Revenues .......      $3,914           $4,123            $4,009
                                              ======           ======            ======

* Represents the revenue Power receives from PSE&G for BGS and MTC.

     Revenues decreased $209 million or 5% in 2000 as compared to 1999 primarily due to a $115 million decrease in MTC revenues, primarily resulting from an $88 million pre-tax charge to income related to MTC recovery, combined with the effects of the 5% rate reduction required by the Final Order which decreased generation revenues by approximately $120 million. The reduction in revenues resulting from customer migration was substantially offset by higher interchanged sales. Also offsetting the decrease in revenues were higher profits related to wholesale energy trading activities and higher revenues relating to Power's acquisition of the Albany Steam Station in May 2000.

     Revenues increased $114 million or 3% in 1999 as compared to 1998 primarily due to favorable weather conditions in 1999 augmented by positive economic factors in New Jersey. These factors increased both generation and transmission and distribution revenues; however, the increase in generation revenues was partially offset by a 5% rate reduction, effective on August 1, 1999, which decreased generation revenues by approximately $80 million through December 31, 1999. The increase was also due to higher margins realized from wholesale energy trading activities than in 1998. Also, higher DSM revenues in 1999 than in 1998 contributed to increased distribution revenues.

     GAS

     Revenues increased $423 million or 25% in 2000 as compared to 1999 primarily due to increases in natural gas prices being passed along to customers under certain transportation only contracts. Under these contracts, PSE&G is responsible only for delivery of gas to its customers. Such customers are responsible for payment to PSE&G for the cost of the commodity and as PSE&G's costs for these customers increase, the customer's rates will increase. Also contributing to this increase were higher sales resulting from colder weather in the fourth quarter of 2000 as compared to the same period in 1999 and higher rates approved by the BPU to allow PSE&G to recover for increasing natural gas costs. The potential loss of residential customers due to the opening of competition in 2000 could reduce future revenues.

     Revenues increased $158 million or 10% in 1999 as compared to 1998. The increase was primarily due to increased revenues from gas appliance service contracts and higher sales to large commercial and industrial customers than in 1998. Additionally, favorable weather in 1999 contributed to the increases.

     PSE&G AND POWER -- EXPENSES

     ELECTRIC ENERGY COSTS


                                                                      YEAR ENDED
                                                                      DECEMBER 31,
                                                      ---------------------------------------------
                                                         2000             1999            1998
                                                      -----------     ------------     ------------
                                                                       (MILLIONS)
PSE&G ...........................................      $1,520             $908             $945
Power ...........................................         284               --               --
Intercompany Eliminations* ......................        (871)              --               --
                                                       ------             ----             ----
         Total Electric Energy Costs ............        $933             $908             $945
                                                       ======             ====             ====

* Represents the amounts PSE&G paid Power for BGS and MTC.

     Electric Energy Costs increased $25 million or 3% in 2000 as compared to 1999. The increase was primarily due to higher fuel costs and additional costs related to the acquisition of the Albany Steam Station in May 2000.

     Electric Energy Costs decreased $37 million or 4% in 1999 as compared to 1998. The decrease was primarily due to lower prices for power purchases.

     Due to the elimination of the LEAC on August 1, 1999, the historical trends can no longer be considered an indication of future Electric Energy Costs. Given the elimination of the LEAC, the lifting of the requirements that electric energy offered for sale in the PJM Interconnection LLC (PJM) regional pool not exceed the variable cost of producing such energy (capped at $1,000 per megawatt-hour), the absence of a PJM price cap in situations involving emergency purchases and the potential for plant outages, price movements could have a material impact on PSEG's and Power's financial condition, results of operations or net cash flows.

     GAS COSTS

     Gas Costs increased $391 million or 38% in 2000 as compared to 1999 primarily due to the higher prices for natural gas. Also contributing to the increase was higher demand for natural gas due to colder weather in the fourth quarter of 2000 as compared to the same period in 1999.

     Gas Costs increased $68 million or 7% in 1999 as compared to 1998 due to higher sales to large commercial and industrial customers and increased sales of gas resulting from colder weather in the first and second quarters of 1999 than in 1998.

     Due to the operation of the Levelized Gas Adjustment Clause (LGAC) mechanism, variances in gas revenues and costs offset and had no direct effect on earnings.

     OPERATION AND MAINTENANCE
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                            ------------------------------
                                              2000      1999        1998
                                            --------   -------     -------
                                                     (MILLIONS)

PSE&G ...................................    $1,214     $1,573     $1,385
Power ...................................       363       --         --
                                             ======     ======     ======
     Total Operation and Maintenance ....    $1,577     $1,573     $1,385
                                             ======     ======     ======

     Operation and Maintenance expense increased $4 million or 0.3% in 2000 as compared to 1999.

     Operation and Maintenance expense increased $188 million or 14% in 1999 as compared to 1998. The increase was primarily due to the change in the capitalization policy for PSE&G's electric generation business (see Note 1. Organization, Basis of Presentation and Summary of Significant Accounting Policies of Notes) and higher costs related to wholesale power activities. In addition, there were higher information technology costs, including costs related to Year 2000 readiness, and higher material and outside services costs in 1999 attributable to several factors, including restoration work required in the wake of Tropical Storm Floyd and the flooding and damage it caused. Also contributing to the increase were higher costs associated with the preparation for deregulation and higher DSM recovery of previously deferred expenses in 1999 than in 1998.

     DEPRECIATION AND AMORTIZATION

                                                       YEAR ENDED
                                                       DECEMBER 31,
                                               -------------------------
                                                 2000     1999     1998
                                               --------   -----    -----
                                                       (MILLIONS)

PSE&G .......................................    $291     $529     $649
Power .......................................      58      --       --
                                                 ====     ====     ====
     Total Depreciation and Amortization ....    $349     $529     $649
                                                 ====     ====     ====

     Depreciation and Amortization expense decreased $180 million or 34% in 2000 as compared to 1999. The decrease was primarily due to the amortization of the regulatory liability for the excess electric distribution depreciation reserve at PSE&G, which amounted to approximately $125 million as of December 31, 2000. Also contributing to the decrease was lower depreciation resulting from the lower net book value balances of the generation-related assets, which were transferred to Power. The generation-related asset balances were reduced as of April 1, 1999 as a result of the impairment recorded pursuant to SFAS 121. In 2001, with the securitization transaction complete, the regulatory asset recorded in April 1999 for PSE&G's stranded costs will be amortized with such amortization expense partially offsetting these decreases (See Note 3. Regulatory Assets and Liabilities of Notes).

     Depreciation and Amortization expense decreased $120 million or 18% in 1999 as compared to 1998. The 1999 decrease was due to lower net book value balances of PSE&G's generation-related assets, which were reduced as a result of the impairment write-down recorded pursuant to SFAS 121. These decreases were partially offset by higher depreciation rates for generation-related assets beginning April 1, 1999 due to the change in depreciation policy and by higher depreciation expense related to capital additions to the transmission and distribution business.

     INTEREST EXPENSE

                                             YEAR ENDED
                                            DECEMBER 31,
                                   ------------------------
                                     2000     1999    1998
                                   --------  ------  ------
                                            (MILLIONS)

PSE&G ...........................   $254     $387     $378
Power ...........................    147      --       --
                                    ====     ====     ====
     Total Interest Expense .....   $401     $387     $378
                                    ====     ====     ====

     Interest expense increased $14 million or 4% in 2000 as compared to 1999 and $9 million or 2% in 1999 as compared to 1998. The increases were primarily due to increased short-term debt.

     INCOME TAXES
                                       YEAR ENDED
                                      DECEMBER 31,
                              ------------------------
                                 2000    1999     1998
                              --------  ------    ----
                                     (MILLIONS)

PSE&G .......................   $407     $510     $404
Power .......................     66      --       --
                                ====     ====     ====
     Total Income Taxes .....   $473     $510     $404
                                ====     ====     ====

     Income Taxes decreased $37 million or 7% in 2000 as compared to 1999. The decrease was primarily due to lower effective tax rates relating to the amortization of the excess depreciation reserve for electric distribution.

     Income Taxes increased $106 million or 26% in 1999 as compared to 1998. The increase was primarily due to higher pre-tax operating income.

     TAXES OTHER THAN INCOME TAXES

                                                        YEAR ENDED
                                                       DECEMBER 31,
                                                -----------------------
                                                 2000     1999     1998
                                                ------   ------    ----
                                                       (MILLIONS)
PSE&G .......................................    $166     $194     $208
Power .......................................      16      --       --
                                                 ====     ====     ====
     Total Taxes Other Than Income Taxes ....    $182     $194     $208
                                                 ====     ====     ====

     Taxes Other Than Income Taxes include the Transitional Energy Facility Assessment (TEFA). Taxes Other Than Income Taxes decreased $12 million or 6% in 2000 as compared to 1999. This decrease was due to New Jersey energy tax reform and the five-year phase out of the TEFA commencing in January 1999. Effective January 1, 2000, revised rates became effective which reflected two years phase out of the TEFA. See Note 13. Income Taxes of Notes for other impacts of New Jersey energy tax reform.

     Taxes Other Than Income Taxes decreased $14 million or 7% in 1999 as compared to 1998. This decrease was also due to New Jersey energy tax reform and the five-year phase out of the TEFA commencing in January 1999.

     ENERGY HOLDINGS -- REVENUES

     Revenues increased $177 million from $618 million to $795 million in 2000 as compared to 1999. The increase was due to an increase of $28 million at Resources due to higher leveraged lease income from new leveraged lease investments, a $120 million increase in revenues at Energy Technologies due to the addition of revenues from acquisitions of various HVAC companies in 2000 and 1999 and a $28 million increase in revenues at Global primarily due to improvement in revenues from domestic generation assets as well as the addition of revenues from the distribution companies in Chile and Peru acquired in 1999.

     Revenues increased $178 million from $440 million to $618 million in 1999 as compared to 1998. The increase was due to an increase of $34 million at Resources due to higher income from financial investments and new leveraged lease investments, a $126 million increase in revenues at Energy Technologies due to the addition of revenues from acquisitions of various HVAC companies in 1999 and a $17 million increase in revenues at Global primarily due to improvement in revenues from domestic generation assets as well as the addition of revenues from the distribution companies in Chile and Peru acquired in 1999.

     ENERGY HOLDINGS -- EXPENSES

     OPERATING EXPENSES

     Operating expenses increased $79 million from $424 million to $503 million in 2000 as compared to 1999 primarily due to the addition of $123 million in operating expenses from the HVAC and mechanical service contracting companies acquired by Energy Technologies in 2000 and 1999. A pre-tax charge of approximately $55 million, to reduce the carrying value of certain assets was recorded in 1999 and is discussed below.

     Operating expenses increased $173 million from $251 million to $424 million in 1999 as compared to 1998. The increase was primarily due to higher operating expenses from the entities acquired by Energy Technologies in 1999. In addition, Global recognized a pre-tax charge of approximately $44 million to reduce the carrying value of certain assets and EGDC recorded a charge of $11 million to reflect a write-down to net realizable value of a property in the portfolio.

     INTEREST EXPENSE AND PREFERRED DIVIDENDS

     Interest expense increased $42 million from $95 million to $137 million in 2000 as compared to 1999. Interest expense associated with recourse financing activities at Energy Holdings increased $91 million primarily due to additional borrowings incurred as a result of equity investments in distribution and generation facilities and the repayment of non-recourse debt. Interest expense associated with non-recourse debt financing decreased by $9 million due to the repayment of approximately $157 million of non-recourse debt.

     Interest Expense increased by $5 million from $90 million to $95 million for the year ended December 31, 1999 as compared to 1998 primarily due to an increase of $8 million related to the debt financing associated with Global's acquisition of an interest in distribution facilities in Chile and Peru in June 1999. Interest Expense associated with recourse financing activities at Energy Holdings decreased $3 million for the year ended December 31, 1999 as compared to 1998 primarily due to lower average debt outstanding. Preferred Stock dividends increased $8 million from $17 million to $25 million due to the issuance of $509 million of cumulative preferred stock to PSEG in January, June and July of 1998.

     INCOME TAXES

     Income Taxes decreased $24 million from $69 million to $45 million in 2000 as compared to 1999. The year ended December 31, 2000 reflects a lower effective tax rate due to a decrease in the foreign tax liability from foreign investments at Global. Income from such investments is assumed to be permanently reinvested outside of the United States. During 1999, there was an increase in state income taxes at Resources totaling $11 million due to the early termination of a leveraged lease.

     Income Taxes increased $39 million from $30 million to $69 million in 1999 as compared to 1998. The increase was primarily due to higher pre-tax income for the year ended December 31, 1999. In addition, state income taxes increased by approximately $11 million due to the payment of state taxes associated with the early termination of a leveraged lease interest.

     ENERGY HOLDINGS -- OTHER INCOME (LOSS)

     Other income (loss) decreased by $74 million from $77 million to $3 million in 2000 as compared to 1999 primarily from Global's sale in 1999 of its interest in a co-generation facility, which yielded a pre-tax gain of $69 million.

     Other Income increased $79 million from a loss of $2 million to income of $77 million in 1999 as compared to 1998. The 1999 increase was primarily due to a pre-tax gain of $69 million on the sale of Global's interest in a co-generation facility.

     PSEG -- PREFERRED SECURITIES DIVIDEND REQUIREMENTS OF SUBSIDIARIES

     There was no change in Preferred Securities Dividend Requirements in 2000 as compared to 1999. Preferred Securities Dividend Requirements increased $14 million or 18% in 1999 as compared to 1998 due to the issuance of trust preferred securities in aggregate principal amount of $525 million in January, June and July 1998.

LIQUIDITY AND CAPITAL RESOURCES

     PSEG is a holding company and, as such, has no operations of its own. The following discussion of PSEG's liquidity and capital resources is on a consolidated basis, noting the uses and contributions of PSEG's three direct operating subsidiaries in 2000, PSE&G, Power and Energy Holdings.

     As of December 31, 2000, PSEG's capital structure consisted of 38.1% common equity, 50.4% long-term debt and 11.5% preferred securities. As of December 31, 1999, PSEG's capital structure consisted of 40.9% common equity, 46.8% long-term debt and 12.3% preferred stock and other preferred securities.

     PSEG's Board of Directors authorized the repurchase of up to an aggregate of 30 million shares of Common Stock in the open market. At December 31, 2000, PSEG had repurchased approximately 24.2 million shares of Common Stock, at a cost of approximately $905 million since 1998. The repurchased shares have been primarily held as treasury stock with the balance used for other corporate purposes. In December 2000, PSEG settled a Forward Purchase Agreement with a third party which had purchased approximately 6.4 million shares at a cost of approximately $226 million, which is included in the 24.2 million shares. PSEG does not currently anticipate purchasing additional shares under this authorization.

     Dividend payments on Common Stock were $2.16 per share and totaled approximately $464 million and $474 million for the years ended December 31, 2000 and 1999, respectively. PSEG has not increased its dividend rate in nine years in order to retain additional capital for reinvestment and to reduce its payout ratio as earnings grow.

     Although PSEG presently believes it will have adequate earnings and cash flow in the future from its subsidiaries to maintain Common Stock dividends at the current level, earnings and cash flows required to support the dividend will become more volatile as PSEG's business changes from one that is principally regulated to one that is principally competitive. Future dividends declared will necessarily be dependent upon PSEG's future earnings, cash flows, financial requirements, alternate investment opportunities and other factors.

     PSEG and PSE&G have each issued Deferrable Interest Subordinated Debentures in connection with the issuance of their respective tax deductible preferred securities. If payments on those Deferrable Interest Subordinated Debentures are deferred, or PSEG or PSE&G defaults on the applicable indenture related thereto or its guarantee thereof, neither PSEG nor PSE&G may pay any dividends on its common or preferred stock until such default is cured. Currently, there has been no deferral or default.

     PSE&G

     As of December 31, 2000, PSE&G's capital structure consisted of 51.3% common equity, 40.9% long-term debt and 7.8% preferred stock and other preferred securities. As of December 31, 1999, PSE&G's capital structure consisted of 49.8% common equity, 41.1% long-term debt and 9.1% preferred stock and other preferred securities.

     Cash generated from PSE&G's transmission and distribution business is expected to provide the majority of the funds for PSE&G's business needs. Also as a result of the delay in securitization, pending resolution of the appeals of the Final Order and the Finance Order, PSEG and PSE&G utilized various medium-term financings to refinance existing debt and maturities.

     On January 31, 2001, $2.525 billion of transition bonds were issued by PSE&G Transition Funding LLC, a bankruptcy-remote, wholly-owned subsidiary of PSE&G, in eight classes with maturities ranging from 1 year to 15 years. PSE&G also received payment from Power on its $2.786 billion promissory note used to finance the transfer of its generation business to Power. The proceeds from these transactions were used to pay for certain debt issuance and related costs for securitization, retire a portion of PSE&G's outstanding short-term debt, reduce PSE&G common equity, loan funds to PSEG and make various short term investments. These funds will also be used for the further debt and/or equity reduction of PSE&G in 2001 including payment of maturing and certain redeemable securities.

     Since 1986, PSE&G has made regular cash payments to PSEG in the form of dividends on outstanding shares of PSE&G's common stock. PSE&G paid common stock dividends of $638 million and $629 million to PSEG for the years ended December 31, 2000 and 1999, respectively. These amounts were used to fund PSEG's Common Stock dividends and to support a portion of PSEG's stock repurchase program.

     POWER

     In 2000 Power financed its acquisition of the generation business from PSE&G through a $2.786 billion promissory note. On January 31, 2001, through equity infusions and loans from PSEG, Power repaid this note to PSE&G. Power expects to replace its interim financing from PSEG with its own debt financing in the first half of 2001. Power's capital needs will be funded with cash generated from operations and may be supplemented with external financings, equity infusions from PSEG and other project financing alternatives as dictated by Power's growth strategy.

     ENERGY HOLDINGS

     It is intended that Global and Resources will provide the earnings and cash flow for Energy Holdings' long-term growth. Resources' investments are designed to produce immediate cash flow and earnings that enable Global and Energy Technologies to focus on longer investment horizons. During the next five years, Energy Holdings will need significant capital to fund its planned growth. In addition to cash generated from operations, Energy Holdings' growth will be funded through external financings and equity infusions from PSEG.

     Over the next several years, Energy Holdings, certain of its project affiliates and PSEG Capital will be required to refinance maturing debt, incur additional debt and provide equity to fund investment activity. Any inability to obtain required additional external capital or to extend or replace maturing debt and/or existing agreements at current levels and reasonable interest rates may affect Energy Holdings' financial condition, results of operations and net cash flows.

     REGULATORY RESTRICTIONS

     As a result of a 1992 BPU proceeding concerning the relationship of PSE&G to PSEG's non-utility businesses (Focused Audit), the BPU approved a plan which, among other things, provided that: (1) PSEG would not permit PSEG's non-utility assets to exceed 20% of PSEG's consolidated assets without prior notice to the BPU (as of December 31, 2000, these assets were in excess of the 20% limit and such notice had been given); (2) the PSE&G Board of Directors would provide an annual certification that the business and financing plans of Energy Holdings will not adversely affect PSE&G (3) PSEG would (a) limit debt supported by the minimum net worth maintenance agreement between PSEG and PSEG Capital to $650 million and (b) make a good-faith effort to eliminate such support by May 2003; and (4) Energy Holdings would pay PSE&G an affiliation fee of up to $2 million a year to be applied by PSE&G to reduce utility rates.

     The Final Order addressed the Focused Audit, noting that PSEG's non-regulated assets would likely exceed 20% and that, due to significant changes in the industry and, in particular, PSEG's corporate structure as a result of the Final Order, modifications to or relief from the Focused Audit might be warranted. In March 2000, PSE&G submitted a letter to the BPU notifying the BPU of its intention to make a filing to modify the terms of the Focused Audit within 120 days after the Final Order becomes final and non-appealable. In December 2000, the New Jersey Supreme Court affirmed the appellate decision upholding the Final Order. PSE&G plans to make the filing within the 120 day period. Also, Energy Holdings believes that, if still required, it is capable of eliminating PSEG support of PSEG Capital debt within the time period set forth in the Focused Audit.

     Regulatory oversight by the BPU to ensure that there is no harm to utility customers from PSEG's non-utility investments is expected to continue. PSEG and PSE&G believe that these issues will be satisfactorily resolved, although no assurances can be given.

     CAPITAL REQUIREMENTS

     PSE&G

     PSE&G has substantial commitments as part of its ongoing construction programs. These programs are continuously reviewed and periodically revised as a result of changes in economic conditions, revised load forecasts, business strategies, site changes, cost escalations under construction contracts, requirements of regulatory authorities and laws, the timing of and amount of electric and gas transmission and/or distribution rate changes and the ability of PSE&G to raise necessary capital.

     Construction expenditures were related to improvements in PSE&G's transmission and distribution system, gas system and common facilities. For the years ended December 31, 2000 and 1999 PSE&G had net plant additions of $401 million and $479 million, respectively, excluding Allowance for Funds Used During Construction (AFDC). Projected construction and investment expenditures for PSE&G from 2001 to 2005 range from approximately $415 million to $430 million per year, excluding AFDC and capitalized interest.

     POWER

     Construction expenditures were related to acquisitions by Power and improvements in Power's existing power plants. Power had net plant additions for the year ended December 31, 2000 of $479 million, excluding capitalized interest. Power's growth strategy is designed to increase its generating portfolio 3,000 MW to 8,000 MW over the next five years. Power's projected construction and investment expenditures, excluding AFDC and capitalized interest, are approximately $1.4 billion in 2001, $1.1 billion in 2002, $830 million in 2003 and range from $250 million to $300 million per year for 2004 and 2005. Changes in environmental regulations and unexpected impacts of existing regulations could impact both Power's construction and growth strategy as well as the capital expenditure amounts. For further information, including Prevention of Significant Deterioration (PSD)/New Source Review requirements under the Federal Clean Air Act (CAA), see Note. 10. Commitments and Contingent Liabilities.

     Power has installed four new combustion turbines at Burlington Generating Station and two new combustion turbines at Linden Generating Station, adding 168 MW and 164 MW, respectively, of electric generating capacity, at a cost of approximately $151 million. The new combustion turbines were all operational as of July 2000.

     In May 2000, Power acquired the Albany Steam Station for $49.9 million. Under the terms of the acquisition agreement, the seller Niagara Mohawk could also receive up to an additional $9 million if Power chooses to pursue redevelopment of the Albany Steam Station.

     In September 1999, Power announced that it had signed an agreement to acquire all of Conectiv's interests in the Salem Nuclear Generating Station (Salem) and the Hope Creek Nuclear Generating Station (Hope Creek) and half of Conectiv's interest in the Peach Bottom Atomic Power Station (Peach Bottom), totaling 544 MW for an aggregate purchase price of $15.4 million plus the net book value of nuclear fuel at closing. In December 2000, the sale to Power of the DP&L portion of Conectiv's interests in Salem (7.41%) and Peach Bottom (7.51%, split equally between Power and Exelon) was completed. For further information, including a discussion of the Wholesale Transaction Confirmation letter agreements between Power and Conectiv, see Note 10. Commitments and Contingent Liabilities.

     ENERGY HOLDINGS

     Energy Holdings plans to continue the growth of Global and Resources. Energy Holdings will assess the growth prospects and opportunities for Energy Technologies' business before committing substantial amounts of additional capital. In 2000, Energy Holdings' subsidiaries made investments totaling approximately $783 million. These investments included leveraged lease investments by Resources and acquisitions by Global. Investment expenditures for 2001 are expected to be approximately $1 billion, comprised of investments in generation and distribution facilities and leveraged lease transactions. Projected investment expenditures for 2002 to 2005 are approximately $600 million per year, comprised of investments in generation and distribution facilities and projects and leveraged lease transactions. Factors affecting actual expenditures and investments include availability of capital and suitable investment opportunities, market volatility and local economic trends.

EXTERNAL FINANCINGS

     The changes in the utility industry are attracting increased attention from bond rating agencies which regularly assess business and financial matters including how utility companies are responding to competition. Given the changes in the industry, attention to and scrutiny of PSEG's, PSE&G's, Power's and Energy Holdings' competitive strategies by rating agencies will likely continue. These changes could affect the bond ratings, cost of capital and market prices of their respective securities. In addition, capital structure changes and other actions which might be taken by PSEG and PSE&G in connection with energy industry restructuring is likely to affect the market prices of their respective securities.

     PSEG, PSE&G, Power and Energy Holdings are continually analyzing their future capital and financing needs as part of their business strategies.

     PSEG

     At December 31, 2000, PSEG had a committed $150 million revolving credit facility which will expire in December 2002. At December 31, 2000, there was a $150 million loan outstanding under this revolving credit facility. On September 8, 1999, PSEG entered into an uncommitted line of credit with a bank with no stated limit. At December 31, 2000, PSEG had $95 million outstanding under this line of credit.

     PSEG has an $850 million commercial paper program to provide funds for general corporate purposes and, until Power's initial financing in completed, provide funds for Power. On December 31, 2000, PSEG had commercial paper of $617 million outstanding.

     To provide liquidity for its commercial paper program, PSEG has a $570 million revolving credit facility expiring in March 2001 and a $280 million revolving credit facility expiring in March 2005. These agreements are with a group of banks and provide for borrowings with maturities of up to one year. As of December 31, 2000 there were no borrowings outstanding under these facilities.

     On November 21, 2000, PSEG issued $275 million of Floating Rate Notes due May 21, 2002. The interest rate is at three-month LIBOR, plus 0.875%. The proceeds were used for the repayment of $100 million of Extendible Notes, Series A and $175 million of Extendible Notes, Series B, which were due November 22, 2000.

     PSEG has registered with the SEC a shelf Registration Statement for an additional $300 million of debt securities.

     In 1999, PSEG issued $300 million of Extendible Notes, Series C, due June 15, 2001. These Notes were automatically tendered and remarketed in September 2000. The interest rate through maturity is at the three-month LIBOR plus 0.375%, reset quarterly.

     PSE&G

     Under its Mortgage, PSE&G may issue new First and Refunding Mortgage Bonds against previous additions and improvements and/or retired Mortgage Bonds provided that its ratio of earnings to fixed charges calculated in accordance with its Mortgage is at least 2:1. At December 31, 2000, PSE&G's Mortgage coverage ratio was 4.3:1. As of December 31, 2000, the Mortgage would permit up to $3.1 billion of new Mortgage Bonds to be issued against previous additions and improvements. Following the release from the lien of PSE&G's Mortgage on January 31, 2001 of the securitization transition property and the generation assets that were transferred to Power, the Mortgage would permit up to $1 billion aggregate principal amount of new Mortgage Bonds to be issued against previous additions and improvements. In addition to the refinancing of existing long-term debt authorized by the BPU in the Final Order, PSE&G will need to obtain BPU authorization to issue any incremental debt financing necessary for its capital program. The BPU has authorized PSE&G to issue up to $1 billion of long-term debt on the basis of previously matured, redeemed or purchased debt through December 31, 2001.

     PSE&G expects to apply for and receive necessary BPU authorization for external financings to meet its requirements over the next five years, as needed. While PSE&G expects such authority to be granted, no assurances can be given. Failure to receive such authority on a timely basis could have a material adverse effect on the financial condition, results of operations and net cash flows of PSE&G and PSEG.

     As discussed previously, on January 31, 2001, transition bonds in the amount of $2.525 billion were issued by PSE&G Transition Funding LLC, a bankruptcy-remote, wholly-owned subsidiary of PSE&G, in eight classes with maturities ranging from 1 year to 15 years.

     On September 6, 2000, PSE&G issued $290 million of 7.19% secured Medium Term Notes, Series A, due September 6, 2002. The proceeds were used for general corporate purposes, including the repayment of short-term debt.

     On December 7, 2000, PSE&G issued $300 million of 7.4275% Floating Rate Notes, due December 7, 2002. The proceeds were used for general corporate purposes, including the repayment of short-term debt.

     PSE&G maintains a $1.5 billion commercial paper program. To provide liquidity for this program, PSE&G has a $450 million revolving credit agreement expiring in June 2001, a $450 million credit facility expiring in June 2002 and a $400 million credit facility and a $200 million credit facility expiring in June 2001. These agreements provide for borrowings with maturities of up to one year. As of December 31, 2000, there were no borrowings outstanding under these facilities.

     The BPU has authorized PSE&G to issue and have outstanding at any one time through January 2, 2001, not more than $2.0 billion of short-term obligations, consisting of commercial paper and other unsecured borrowings from banks and other lenders. PSE&G has several uncommitted lines of credit with banks. On December 31, 2000, PSE&G had $1.546 billion of short-term debt outstanding, including $336 million borrowed against its uncommitted bank lines of credit and $1.2 billion of commercial paper.

     PSE&G Fuel Corporation had a $125 million commercial paper program to finance a 42.49% share of Peach Bottom nuclear fuel. This commercial paper program was supported by a $125 million revolving credit facility with a group of banks. As a result of the transfer of generation assets from PSE&G to Power, the PSE&G Fuel Corporation commercial paper program has been discontinued. All commercial paper outstanding under this program was paid down on August 17, 2000. The credit facility supporting this program was terminated on September 11, 2000.

     ENERGY HOLDINGS

     On December 31, 2000 Energy Holdings had two separate senior revolving credit facilities, with a syndicate of banks, a $495 million, five-year revolving credit and letter of credit facility and a $165 million, 364-day revolving credit facility. The interest rate on these facilities is based on LIBOR and the average borrowing rate at Energy Holdings current rating level is 1.375% over the one, three or six month LIBOR rate. The revolving credit facilities also permit shorter term base rate borrowings at the prime rate. The five-year facility also permits up to $250 million of letters of credit to be issued. The five-year facility matures on May 12, 2004 and the 364-day facility matures on May 9, 2001. At December 31, 2000 and December 31, 1999, Energy Holdings had $392 million and $351 million, respectively, outstanding under existing revolving credit facilities.

     In February 2001, Energy Holdings, in a private placement, issued $400 million of 8.625% Senior Notes due 2008. The net proceeds from the sale were used for repayment of short-term debt. Energy Holdings plans to file a registration statement with the SEC relating to an exchange offer for, or the resale of, these Senior Notes in 2001. Energy Holdings plans to refinance the current portion of existing long-term debt with new issuances.

     In June 2000, Global repaid in full at maturity a $71 million loan which was incurred to partially finance its investment in two distribution companies in Argentina.

     In May 2000, Global repaid in full a $94.5 million loan which financed a portion of its investment in a distribution company in Brazil. The debt was refinanced with funds from Energy Holdings and a $190 million U.S. Dollar denominated loan at the Brazilian distribution company, of which Global's share is $62 million.

     In February 2000, Energy Holdings, in a private placement, issued $300 million of 9.125% Senior Notes due 2004. The net proceeds from the sale were used for repayment of short-term debt outstanding under Energy Holdings' revolving credit facilities. A registration statement filed with the SEC in connection with an exchange offer for these notes was effective on September 5, 2000. The exchange offer was completed on October 18, 2000, with substantially all notes being exchanged.

     In October 1999, Energy Holdings, in a private placement, issued $400 million of its 10% senior notes due 2009. The net proceeds from the sale were used for the repayment of short-term debt outstanding under Energy Holdings' revolving credit facilities. A registration statement filed with the SEC in connection with an exchange offer for these notes was effective on June 30, 2000. The exchange offer was completed on August 11, 2000, with all notes being exchanged.

     In September 1999 and February 2000, Energy Holdings entered into two standby letter of credit agreements with a group of banks in the aggregate principal amount of $340 million to support equity contribution obligations of Global with respect to two of its investments. These agreements contain identical financial covenants to those in our revolving credit facilities. The first letter of credit agreement ($150 million) expired in December 2000 and the second letter of credit agreement will expire in November 2001. The principal amount reduces over time as Global makes its equity investments.

     PSEG Capital has a $750 million MTN program which provides for the private placement of MTNs. This MTN program is supported by a minimum net worth maintenance agreement between PSEG Capital and PSEG which provides, among other things, that PSEG (1) maintain its ownership, directly or indirectly, of all outstanding common stock of PSEG Capital, (2) cause PSEG Capital to have at all times a positive tangible net worth of at least $100,000 and (3) make sufficient contributions of liquid assets to PSEG Capital in order to permit it to pay its debt obligations. Energy Holdings believes it is capable of eliminating PSEG support of PSEG Capital debt within the time period set forth in the Focused Audit. At December 31, 2000 and December 31, 1999, total debt outstanding under the MTN program was $650 million and $630 million, respectively maturing from 2001 to 2003.

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

     The market risk inherent in PSEG's market risk sensitive instruments and positions is the potential loss arising from adverse changes in commodity prices, pollution credits, equity security prices, interest rates and foreign currency exchange rates as discussed below. PSEG's policy is to use derivatives to manage risk consistent with its business plans and prudent practices. PSEG has a Risk Management Committee comprised of executive officers which utilizes an independent risk oversight function to ensure compliance with corporate policies and prudent risk management practices.

     PSEG is exposed to credit losses in the event of non-performance or non-payment by counterparties. PSEG also has a credit management process which is used to assess, monitor and mitigate counterparty exposure for PSEG and its subsidiaries. In the event of non-performance or non-payment by a major counterparty, there may be a material adverse impact on PSEG's and its subsidiaries' financial condition, results of operations or net cash flows. For discussion of interest rates and Energy Holdings' commodity-related instruments, equity securities and foreign currency risks, see Note 8. Financial Instruments and Risk Management of Notes.

     COMMODITY-RELATED INSTRUMENTS

     The availability and price of energy commodities are subject to fluctuations from factors such as weather, environmental policies, changes in supply and demand and state and Federal regulatory policies. To reduce price risk caused by market fluctuations, Power enters into derivative contracts, including forwards, futures, swaps and options with approved counterparties, to hedge its anticipated demand. These contracts, in conjunction with owned electric generating capacity and physical gas supply contracts, are designed to cover estimated electric and gas customer commitments.

     PSEG uses a value-at-risk model to assess the market risk of its commodity business. This model includes fixed price sales commitments, owned generation, native load requirements and physical and financial contracts. Value-at-risk represents the potential gains or losses for instruments or portfolios due to changes in market factors, for a specified time period and confidence level. PSEG estimates value-at-risk across its commodity business using a model with historical volatilities and correlations.

     The measured value-at-risk using a variance/co-variance model with a 95% confidence level over a one-week time horizon at December 31, 2000 was approximately $19 million, compared to the December 31, 1999 level of $3 million. PSEG's calculated value-at-risk represents an estimate of the potential change in the value of its portfolio of physical and financial derivative instruments. These estimates, however, are not necessarily indicative of actual results, which may differ due to the fact that actual market rate fluctuations may differ from forecasted fluctuations and due to the fact that the portfolio of hedging instruments may change over the holding period.

     Given the absence of a PJM price cap in situations involving emergency purchases and the potential for plant outages, extreme price movements can occur and could have a material impact on PSEG's, PSE&G's and Power's financial condition, results of operations and net cash flows.

FOREIGN OPERATIONS

     As of December 31, 2000, Global and Resources had approximately $1.8 billion and $1.2 billion, respectively, of international assets. As of December 31, 2000, foreign assets represented 14% of PSEG's consolidated assets and the revenues related to those foreign assets contributed 3% to consolidated revenues for the year ended December 31, 2000. For discussion of foreign currency risk, see Note 8. Financial Instruments and Risk Management.

ACCOUNTING ISSUES

     For a discussion of the impact of new accounting pronouncements including SFAS 133, "Accounting for Derivative Instruments and Hedging Activities", SFAS 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133" and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", see Note 18. Accounting Matters of Notes.

FORWARD LOOKING STATEMENTS

     Except for the historical information contained herein, certain of the matters discussed in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words "will", "anticipate", "intend", "estimate", "believe", "expect", "plan", "hypothetical", "potential", variations of such words and similar expressions are intended to identify forward-looking statements. PSEG and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The following review of factors should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by PSEG and its subsidiaries prior to the effective date of the Private Securities Litigation Reform Act of 1995.

     In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following: deregulation and the unbundling of energy supplies and services and the establishment of a competitive energy marketplace for products and services; managing rapidly changing wholesale energy trading operations in conjunction with electricity and gas production, transmission and distribution systems; managing foreign investments and electric generation and distribution operations in locations outside of the traditional utility service territory; political and foreign currency risks; an increasingly competitive energy marketplace; sales retention and growth potential in a mature PSE&G service territory; ability to complete development or acquisition of current and future investments; partner and counterparty risk; exposure to market price fluctuations and volatility of fuel and power supply, power output, marketable securities, among others; ability to obtain adequate and timely rate relief, cost recovery, and other necessary regulatory approvals; Federal, state and foreign regulatory actions; regulatory oversight with respect to utility and non-utility affiliate relations and activities; operating restrictions, increased cost and construction delays attributable to environmental regulations; nuclear decommissioning and the availability of storage facilities for spent nuclear fuel; licensing and regulatory approval necessary for nuclear and other operating stations; the ability to economically and safely operate nuclear facilities in accordance with regulatory requirements; environmental concerns; and market risk and debt and equity market concerns associated with these issues.

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

     Information relating to quantitative and qualitative disclosures about market risk is set forth under the caption "Qualitative and Quantitative Disclosures About Market Risk" in Management's Discussion and Analysis of Financial Condition and Results of Operations and "Financial Instruments" in
Note 1. Organization, Basis of Presentation and Summary of Significant Accounting Policies of the Notes to Consolidated Financial Statements. Such information is incorporated herein by reference.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                (MILLIONS OF DOLLARS, EXCEPT FOR PER SHARE DATA)


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                        -------------------------------------
                                                          2000          1999         1998
                                                        ---------     --------      ---------
OPERATING REVENUES
   Electric Revenues *
     Bundled ......................................     $     --      $ 2,480       $  4,009
     Generation ...................................        2,280        1,005             --
     Transmission and Distribution ................        1,634          638             --
                                                        --------      -------       --------
        Total Electric Revenues ...................        3,914        4,123          4,009
   Gas Distribution ...............................        2,140        1,717          1,559
   Other ..........................................          794          618            442
                                                        --------      -------       --------
        Total Operating Revenues ..................        6,848        6,458          6,010
                                                        --------      -------       --------
OPERATING EXPENSES
   Electric Energy Costs ..........................          960          922            960
   Gas Costs ......................................        1,471        1,107          1,034
   Operation and Maintenance ......................        1,984        1,903          1,547
   Depreciation and Amortization ..................          362          536            660
   Taxes Other Than Income Taxes ..................          182          196            205
                                                        --------      -------       --------
          Total Operating Expenses ................        4,959        4,664          4,406
                                                        --------      -------       --------
OPERATING INCOME ..................................        1,889        1,794          1,604
Other Income and Deductions .......................           33           76             18
Interest Expense - net.............................         (574)        (490)          (470)
Preferred Securities Dividend Requirements ........          (94)         (94)           (80)
                                                        --------      -------       --------
INCOME BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM ..............................        1,254        1,286          1,072
Income Taxes ......................................         (490)        (563)          (428)
                                                        --------      -------       --------
INCOME BEFORE EXTRAORDINARY ITEM ..................          764          723            644
Extraordinary Item (Net of Tax of $345) ...........           --         (804)            --
                                                        --------      -------       --------
 NET INCOME (LOSS) ................................     $    764      $   (81)      $    644
                                                        ========      =======       ========
WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING (000's) ...........................      215,121      219,814        230,974
                                                        ========      =======       ========
EARNINGS (LOSSES) PER SHARE (BASIC AND DILUTED):

Income Before Extraordinary Item ..................     $   3.55      $  3.29       $   2.79
Extraordinary Item (Net of Tax) ...................           --        (3.66)            --
                                                        --------      -------       --------
Net Income (Loss) .................................     $   3.55      $ (0.37)      $   2.79
                                                        ========      =======       ========

DIVIDENDS PAID PER SHARE OF COMMON STOCK ..........     $   2.16      $  2.16       $   2.16
                                                        ========      =======       ========

* Note: Bundled revenues were recorded based on the bundled rates in effect through July 31, 1999. Commencing with the unbundling of rates on August 1, 1999, revenues are disaggregated between Generation Revenue and Transmission and Distribution Revenue.

     See Notes to Consolidated Financial Statements.

                     PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                              CONSOLIDATED BALANCE SHEETS
                                        ASSETS
                                 (MILLIONS OF DOLLARS)


                                                                       DECEMBER 31,
                                                                 ----------------------
                                                                   2000         1999
                                                                 ---------    ---------
CURRENT ASSETS
  Cash and Cash Equivalents .................................    $    102     $    259
  Accounts Receivable:
    Customer Accounts Receivable ............................         778          646
    Other Accounts Receivable ...............................         431          371
    Allowance for Doubtful Accounts .........................         (44)         (40)
  Unbilled Revenues .........................................         357          241
  Fuel ......................................................         431          311
  Materials and Supplies, net of
    valuation reserves - 2000 and 1999, $11 .................         155          130
  Prepayments                                                          31           39
  Other .....................................................         168           86
                                                                 --------     --------
       Total Current Assets .................................       2,409        2,043
                                                                 --------     --------
PROPERTY, PLANT AND EQUIPMENT
  Electric - Generation .....................................       2,699        2,355
  Electric - Transmission and Distribution ..................       5,302        5,113
  Gas - Distribution ........................................       3,177        3,019
  Other .....................................................         790          522
                                                                 --------     --------
       Total ................................................      11,968       11,009
  Accumulated depreciation and amortization .................      (4,266)      (3,943)
                                                                 --------     --------
       Net Property, Plant and Equipment ....................       7,702        7,066
                                                                 --------     --------
NONCURRENT ASSETS
 Regulatory Assets ..........................................       4,995        5,053
 Long-Term Investments, net of accumulated amortization
   and net of valuation allowances - 2000, $72; 1999, $65 ...       4,545        3,848
 Nuclear Decommissioning Fund ...............................         716          631
 Other Special Funds ........................................         122          148
 Other,  net of accumulated amortization - 2000, $19;
   1999, $12 ................................................         307          226
                                                                 --------     --------
       Total Noncurrent Assets ..............................      10,685        9,906
                                                                 --------     --------
TOTAL .......................................................    $ 20,796     $ 19,015
                                                                 ========     ========

See Notes to Consolidated Financial Statements.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                         LIABILITIES AND CAPITALIZATION
                              (MILLIONS OF DOLLARS)


                                                                       DECEMBER 31,
                                                                 ------------------------
                                                                   2000           1999
                                                                 ---------      ---------
CURRENT LIABILITIES
  Long-Term Debt Due Within One Year ........................    $    667       $  1,073
  Commercial Paper and Loans ................................       2,885          1,972
  Accounts Payable ..........................................       1,001            738
  Other .....................................................         429            394
                                                                 --------       --------
       Total Current Liabilities ............................       4,982          4,177
                                                                 --------       --------
NONCURRENT LIABILITIES
  Deferred Income Taxes and ITC .............................       3,107          2,928
  Regulatory Liabilities ....................................         470            604
  Nuclear Decommissioning ...................................         716            631
  OPEB Costs ................................................         448            390
  Other .....................................................         572            506
                                                                 --------       --------
       Total Noncurrent Liabilities .........................       5,313          5,059
                                                                 --------       --------
COMMITMENTS AND CONTINGENT LIABILITIES ......................          --             --
                                                                 --------       --------
CAPITALIZATION:
  LONG-TERM DEBT ............................................       5,297          4,575
                                                                 --------       --------
  SUBSIDIARIES' PREFERRED SECURITIES:
    Preferred Stock Without Mandatory Redemption ............          95             95
    Preferred Stock With Mandatory Redemption ...............          75             75
    Guaranteed Preferred Beneficial Interest in
     Subordinated Debentures ................................       1,038          1,038
                                                                 --------       --------
       Total Subsidiaries' Preferred Securities .............       1,208          1,208
                                                                 --------       --------
  COMMON STOCKHOLDERS' EQUITY:
    Common Stock, issued; 231,957,608 shares ................       3,604          3,604
    Treasury Stock, at cost; 2000 - 23,986,290 shares,
       1999 - 15,540,390 shares, ............................        (895)          (597)
    Retained Earnings .......................................       1,493          1,193
    Accumulated Other Comprehensive Income (Loss) ...........        (206)          (204)
                                                                 --------       --------
       Total Common Stockholders' Equity ....................       3,996          3,996
                                                                 --------       --------
            Total Capitalization ............................      10,501          9,779
                                                                 --------       --------
TOTAL .......................................................    $ 20,796       $ 19,015
                                                                 ========       ========

See Notes to Consolidated Financial Statements.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (MILLIONS OF DOLLARS)


                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                   -----------------------------------
                                                                    2000          1999          1998
                                                                   -------       -------       -------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss) ...........................................    $   764       $   (81)      $   644
  Adjustments to reconcile net income (loss) to net cash
   flows from operating activities:
    Extraordinary Loss - net of tax ...........................         --           804            --
    Depreciation and Amortization .............................        362           536           660
    Amortization of Nuclear Fuel ..............................        130            92            93
    Recovery of Electric Energy and Gas Costs - net ...........         16            61           132
    Excess Unsecuritized Stranded Costs .......................        115            --            --
    Provision for Deferred Income Taxes and ITC - net .........        (11)         (215)          (55)
    Investment Distributions ..................................         56           134            73
    Equity Income from Partnerships ...........................        (28)          (53)          (39)
    Gains on Investments ......................................        (39)          (63)          (40)
    Leasing Activities ........................................         74             6           (20)
    Net Changes in certain current assets and liabilities:
       Accounts Receivable and Unbilled Revenues ..............       (299)         (236)          113
       Inventory - Fuel and Materials and Supplies ............       (145)            9           (46)
       Prepayments ............................................          8             8           (12)
       Accounts Payable .......................................        260            57           (34)
       Other Current Assets and Liabilities ...................        (47)           59           (63)
    Other .....................................................        (80)          114            93
                                                                   -------       -------       -------
       Net Cash Provided By Operating Activities ..............      1,136         1,232         1,499
                                                                   -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Additions to Property, Plant and Equipment,
      excluding Capitalized Interest and AFDC .................       (959)         (582)         (531)
  Net Change in Long-Term Investments .........................       (603)         (980)          (92)
  Other .......................................................        (49)          (70)         (125)
                                                                   -------       -------       -------
       Net Cash Used In Investing Activities ..................     (1,611)       (1,632)         (748)
                                                                   -------       -------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net Change in Short-Term Debt ...............................        913           916          (431)
  Issuance of Long-Term Debt ..................................      1,200         1,143           525
  Redemption/Purchase of Long-Term Debt .......................     (1,033)         (676)         (557)
  Issuance of Preferred Securities ............................         --            --           525
  Purchase of Treasury Stock ..................................       (298)         (400)         (207)
  Cash Dividends Paid on Common Stock .........................       (464)         (474)         (499)
  Other .......................................................         --            11           (51)
                                                                   -------       -------       -------
       Net Cash Provided By (Used In) Financing Activities ....        318           520          (695)
                                                                   -------       -------       -------
Net Change In Cash And Cash Equivalents .......................       (157)          120            56
Cash And Cash Equivalents At Beginning Of Period ..............        259           139            83
                                                                   -------       -------       -------
Cash And Cash Equivalents At End Of Period ....................    $   102       $   259       $   139
                                                                   =======       =======       =======

Income Taxes Paid .............................................    $   485       $   534       $   426
Interest Paid .................................................    $   550       $   494       $   469

See Notes to Consolidated Financial Statements.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             CONSOLIDATED STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
                                   (MILLIONS)


                                                                                                             ACCUMULATED
                                                                                                               OTHER
                                                                   COMMON           TREASURY     RETAINED   COMPREHENSIVE
                                                                   STOCK              STOCK      EARNINGS    INCOME (LOSS)   TOTAL
                                                                --------------    -------------  --------   --------------   ------
                                                                SHS.   AMOUNT     SHS.   AMOUNT
                                                                ---    -------    ----   ------
BALANCE AS OF JANUARY 1, 1998 ..............................    232     $3,603     --        --    $1,623       $ (15)       $5,211
    Net Income .............................................     --         --     --        --       644          --           644
    Other Comprehensive Income (Loss), net of tax:
    Pension Plan Additional
      Minimum Liability, net of tax of $(2) ................     --         --     --        --        --          (3)           (3)
    Currency Translation Adjustment, net of tax of $(3) ....     --         --     --        --        --         (28)          (28)
                                                                                                                             ------
        Other Comprehensive Income (Loss) ..................     --         --     --        --        --          --           (31)
                                                                                                                             ------
    Comprehensive Income ...................................     --         --     --        --        --          --           613
    Cash Dividends on Common Stock .........................     --         --     --        --      (499)         --          (499)
    Purchase of Treasury Stock .............................     --         --     (5)     (207)       --          --          (207)
    Restricted Stock Award .................................     --         --     --        --        (5)         --            (5)
    Preferred Securities Issuance Expenses .................     --         --     --        --       (15)         --           (15)
                                                                ---     ------    ---     -----    ------      ------        ------
BALANCE AS OF DECEMBER 31, 1998 ............................    232      3,603     (5)     (207)    1,748         (46)        5,098
                                                                ---     ------    ---     -----    ------      ------        ------
    Net Income (Loss) ......................................     --         --     --        --       (81)         --           (81)
    Other Comprehensive Income (Loss), net of tax:
    Currency Translation Adjustment, net of tax of $(17) ...     --         --     --        --        --        (158)         (158)
                                                                                                                             ------
        Other Comprehensive Income (Loss) ..................     --         --     --        --        --          --          (158)
                                                                                                                             ------
    Comprehensive Income (Loss) ............................     --         --     --        --        --          --          (239)
    Cash Dividends on Common Stock .........................     --         --     --        --      (474)         --          (474)
    Purchase of Treasury Stock .............................     --         --    (11)     (400)       --          --          (400)
    Other ..................................................     --          1     --        10        --          --            11
                                                                ---     ------    ---     -----    ------      ------        ------
BALANCE AS OF DECEMBER 31, 1999 ............................    232      3,604    (16)     (597)    1,193        (204)        3,996
                                                                ---     ------    ---     -----    ------      ------        ------
    Net Income (Loss) ......................................     --         --     --        --       764          --           764
    Other Comprehensive Income (Loss), net of tax:
    Currency Translation Adjustment, net of tax of $(0) ....     --         --     --        --        --          (2)           (2)
                                                                                                                             ------
        Other Comprehensive Income (Loss) ..................     --         --     --        --        --          --            (2)
                                                                                                                             ------
    Comprehensive Income (Loss) ............................     --         --     --        --        --          --           762
    Cash Dividends on Common Stock .........................     --         --     --        --      (464)         --          (464)
    Purchase of Treasury Stock .............................     --         --     (8)     (298)       --          --          (298)
                                                                ---     ------    ---     -----    ------      ------        ------
BALANCE AS OF DECEMBER 31, 2000 ............................    232     $3,604    (24)    $(895)   $1,493      $ (206)       $3,996
                                                                ===     ======    ===     =====    ======      ======        ======

See Notes to Consolidated Financial Statements.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     PSEG has four principal direct wholly-owned subsidiaries: Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power), PSEG Energy Holdings Inc. (Energy Holdings) and PSEG Services Corporation (Services).

     PSE&G is an operating public utility providing electric and gas service in certain areas within the State of New Jersey. Following the transfer of its generation-related assets to Power in August 2000, PSE&G continues to own and operate its transmission and distribution business.

     Power and its subsidiaries were formed in 1999 to acquire, own and operate the electric generation-related assets of PSE&G pursuant to the Final Decision and Order (Final Order) issued by the New Jersey Board of Public Utilities (BPU) under the New Jersey Energy Master Plan Proceedings. Through its subsidiaries, Power provides the energy and capacity to PSE&G under certain contracts and markets electricity, natural gas, capacity and ancillary services throughout the Eastern United States. Power has three principal direct wholly-owned subsidiaries: PSEG Fossil LLC (Fossil), PSEG Nuclear LLC (Nuclear) and PSEG Energy Resources & Trade LLC (ER&T). Power also has a finance company subsidiary, PSEG Power Capital Investment Co. (Power Capital), which provides certain financing for Power's other subsidiaries.

     Energy Holdings is the parent of three energy-related lines of business through its wholly-owned subsidiaries: PSEG Global Inc. (Global), PSEG Resources Inc. (Resources) and PSEG Energy Technologies Inc. (Energy Technologies). Energy Holdings also has a finance subsidiary, PSEG Capital Corporation (PSEG Capital) and is also the parent of Enterprise Group Development Corporation (EGDC).

     Services provides management and administrative services to PSEG and its subsidiaries.

BASIS OF PRESENTATION

     Effective August 1, 2000, PSE&G's presentation of Electric Revenues and Electric Energy Costs in the Consolidated Statements of Income has changed due to PSE&G's transfer of its electric generating facilities to Power and wholesale power contracts to ER&T. Effective with the transfer, PSE&G pays a fixed price for energy and capacity provided by Power under a contract to meet PSE&G's basic generation service (BGS) obligation through July 31, 2002 and charges such costs to its BGS customers. As a result, PSE&G transferred its market risk related to its estimated electric commitments to Power.

     Effective August 1, 1999, the presentation of revenues in the Consolidated Statements of Income had changed due to the deregulation of the electric generation business by the BPU in its Energy Master Plan Proceedings. Effective with that date, electric rates charged to customers have been unbundled and the generation, transmission, distribution and other components of the total rate have become separate charges. Revenues earned prior to August 1, 1999 continue to be presented as Bundled Electric Revenues on the Consolidated Statements of Income as they were earned based upon bundled electric rates effective for that period.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REGULATION

     PSE&G maintains its accounts for its regulated operations in accordance with their prescribed Uniform Systems of Accounts. The application of Generally Accepted Accounting Principles (GAAP) by PSE&G differs in certain respects from applications by non-regulated businesses. PSE&G prepares its financial statements in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 71 "Accounting for the Effects of Certain Types of Regulation" (SFAS 71). In general, SFAS 71 recognizes that accounting for rate-regulated enterprises should reflect the economic effects of regulation. As a result, a regulated utility is required to defer the recognition of costs (a regulatory asset) or the recognition of obligations (a regulatory liability) if it is probable that, through the rate-making process, there will be a corresponding increase or decrease in future rates. Accordingly, PSE&G has deferred certain costs and recoveries, which will be amortized over various future periods. To the extent that collection of such costs or payment of liabilities is no longer probable as a result of changes in regulation and/or PSE&G's competitive position, the associated regulatory asset or liability is charged or credited to income. PSE&G's transmission and distribution business continues to meet the requirements for application of SFAS 71.

     CONSOLIDATION

     The consolidated financial statements include the accounts of PSEG and its subsidiaries. PSEG and its subsidiaries consolidate those entities in which they have a controlling interest. Those entities in which PSEG and its subsidiaries do not have a controlling interest are being accounted for under the equity method of accounting. For investments in which significant influence does not exist, the cost method of accounting is applied. All significant intercompany accounts and transactions are eliminated in consolidation.

     RECLASSIFICATIONS

     Certain reclassifications of prior period data have been made to conform with the current presentation.

     UNAMORTIZED LOSS ON REACQUIRED DEBT AND DEBT EXPENSE

     Bond issuance costs and associated premiums and discounts are generally amortized over the life of the debt issuance. In accordance with Federal Energy Regulatory Commission (FERC) regulations, PSE&G's costs to reacquire debt are amortized over the remaining original life of the retired debt. When refinancing debt, the unamortized portion of the original debt issuance costs of the debt being retired must be amortized over the life of the replacement debt. Gains and losses on reacquired debt associated with PSE&G's regulated operations will continue to be deferred and amortized to interest expense over the period approved for ratemaking purposes. For PSEG's non-utility subsidiaries, gains and losses on reacquired debt are reflected in the statement of operations as incurred.

     PLANT, PROPERTY AND EQUIPMENT

     PSE&G's additions to plant, property and equipment and replacements of units of property that are either retirement units or property record units are capitalized at original cost. The cost of maintenance, repair and replacement of minor items of property is charged to appropriate expense accounts. At the time units of depreciable property are retired or otherwise disposed, the original cost less net salvage value is charged to accumulated depreciation.

     PSEG's non-utility subsidiaries only capitalize costs which increase the capacity or extend the life of an existing asset, represent a newly acquired or constructed asset or represent the replacement of a retired asset.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

     DEPRECIATION AND AMORTIZATION

     PSE&G calculates depreciation under the straight-line method based on estimated average remaining lives of the several classes of depreciable property. These estimates are reviewed on a periodic basis and necessary adjustments are made as approved by the BPU. The depreciation rate stated in a percentage of original cost of depreciable property was 3.52% for 2000, 1999 and 1998. PSE&G has certain regulatory assets and liabilities resulting from the use of a level of depreciation expense in the ratemaking process that differs from the amount that is recorded under GAAP for non-regulated companies.

     PSEG's non-utility subsidiaries calculate depreciation under the straight-line method using asset lives determined under GAAP.

     Nuclear fuel burnup costs are charged to fuel expense on a units-of-production basis over the estimated life of the fuel. Rates for the recovery of fuel used at all nuclear units include a provision of one mil per kilowatt-hour (kWh) of nuclear generation for spent fuel disposal costs.

     USE OF ESTIMATES

     The process of preparing financial statements in conformity with GAAP requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

     ALLOWANCE FOR FUNDS USED DURING CONSTRUCTION (AFDC) AND INTEREST CAPITALIZED DURING CONSTRUCTION (IDC)

     AFDC represents the cost of debt and equity funds used to finance the construction of utility facilities. The amount of AFDC capitalized is reported in the Consolidated Statements of Income as a reduction of interest charges for the borrowed funds component and as other income for the equity funds component. The rates used for calculating AFDC in 2000, 1999 and 1998 were 6.45%, 5.29% and 6.06%, respectively.

     IDC represents the cost of debt used to finance the construction of non-utility facilities. The amount of IDC capitalized is reported in the Consolidated Statements of Income as a reduction of interest charges. The weighted average rate used for calculating IDC in 2000 was 9.98%.

     REVENUES AND FUEL COSTS

     Revenues are recorded based on services rendered to customers during each accounting period. PSE&G records unbilled revenues for the estimated amount customers will be billed for services rendered from the time meters were last read to the end of the respective accounting period.

     Prior to August 1, 1999, fuel revenue and expense flowed through the Electric Levelized Energy Adjustment Clause (LEAC) mechanism. Variances in fuel revenues and expenses were subject to deferral accounting and had no direct effect on earnings. Under the LEAC and the Levelized Gas Adjustment Clause
(LGAC), any LEAC and LGAC underrecoveries or overrecoveries, together with interest (in the case of net overrecoveries), are deferred and included in operations in the period in which they are reflected in rates. Pursuant to a BPU Order, the fuel component of the LEAC rate was frozen for 1997 and 1998 and PSE&G bore all risks associated with fuel prices. Following the transfer of generation-related assets and liabilities in August 2000, Power now bears the full risks and rewards of changes in nuclear and fossil generating fuel costs and replacement power costs.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

     MATERIALS AND SUPPLIES AND NUCLEAR FUEL

     PSE&G's materials and supplies are carried on the books at cost in accordance with rate based regulation. The carrying value of the materials and supplies and nuclear fuel for PSEG's non-utility subsidiaries is valued at lower of cost or market.

     COMMODITY CONTRACTS

     PSE&G and Power engage in electricity and natural gas commodity forwards, futures, swaps and options purchases and sales with counterparties to manage exposure to electricity and natural gas price risk. Certain contracts, in conjunction with owned electric generating capacity, are designed to provide for estimated electric customer commitments. Similarly, PSE&G uses natural gas futures and swaps to manage the price risk associated with gas supply to customers.

     Power also enters into forwards, futures, swaps and options that are not used to manage price risk exposure for commitments to customers. Effective January 1, 1999, PSEG and PSE&G adopted EITF 98-10, "Accounting for Contracts Involved in Energy Trading and Risk Management Activities" (EITF 98-10). EITF 98-10 requires that energy trading contracts not utilized to hedge price risk be marked to market with gains and losses included in current earnings.

     FINANCIAL INSTRUMENTS

     Gains and losses on hedges of existing assets or liabilities are included in the carrying amounts of those assets and liabilities and are ultimately recognized in income when the related asset or liability is realized or settled. Gains and losses related to qualifying hedges of firm commitments or anticipated transactions are also deferred and recognized in income when the hedged transaction occurs.

     EQUITY INVESTMENTS

     Resources carries its investments in equity securities at their approximate fair market values as of the reporting date.

     FOREIGN CURRENCY TRANSLATION/TRANSACTIONS

     The assets and liabilities of foreign operations are translated into U.S. dollars at current exchange rates and revenues and expenses are translated at average exchange rates for the year. Resulting translation adjustments are reflected as a separate component of stockholders' equity.

     Transaction gains and losses that arise from exchange rate fluctuations on normal operating transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

     INCOME TAXES

     PSEG and its subsidiaries file a consolidated Federal income tax return and income taxes are allocated to PSEG's subsidiaries based on the taxable income or loss of each subsidiary. Investment tax credits were deferred in prior years and are being amortized over the useful lives of the related property, including nuclear fuel. For discussion of state energy tax reform and its impact on New Jersey Gross Receipts and Franchise Taxes (NJGRT), see Note 12. Income Taxes.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

     CAPITAL LEASES AS LESSEE

     The Consolidated Balance Sheets include assets and related obligations applicable to capital leases under which the entity is a lessee. The total amortization of the leased assets and interest on the lease obligations equals the net minimum lease payments included in rent expense for capital leases. Capital leases of PSE&G relate primarily to its corporate headquarters.

     IMPAIRMENT OF LONG-LIVED ASSETS

     PSEG and its unregulated subsidiaries review for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon deregulation, PSE&G evaluated the recoverability of its assets and recorded an extraordinary, non-cash charge to earnings. For the impact of the application of SFAS 121, see Note 2. Regulatory Issues and Accounting Impacts of Deregulation.

NOTE 2.  REGULATORY ISSUES AND ACCOUNTING IMPACTS OF DEREGULATION

NEW JERSEY ENERGY MASTER PLAN PROCEEDINGS AND RELATED ORDERS

     Following the enactment of the Energy Competition Act, the BPU rendered a Final Order relating to PSE&G's rate unbundling, stranded costs and restructuring proceedings providing, among other things, for the transfer to an affiliate of all of PSE&G's electric generation facilities, plant and equipment for $2.443 billion and all other related property, including materials, supplies and fuel at the net book value thereof, together with associated rights and liabilities.

     Also in the Final Order, the BPU concluded that PSE&G should recover up to $2.94 billion (net of tax) of its generation-related stranded costs through securitization of $2.4 billion and an opportunity to recover up to $540 million (net of tax) of its unsecuritized generation-related stranded costs on a net present value basis. The $540 million is subject to recovery through a market transition charge (MTC). Following the issuance of the Final Order, the BPU issued its order approving PSE&G's petition relating to the proposed securitization transaction (Finance Order) which authorized, among other things, the imposition of a non-bypassable transition bond charge (TBC) on PSE&G's customers; the sale of PSE&G's property right in such charge to a bankruptcy-remote financing entity; the issuance and sale of $2.525 billion of transition bonds by such entity as consideration for such property right, including an estimated $125 million of transaction costs; and the application by PSE&G of the transition bond proceeds to retire outstanding debt and/or equity.

     The Energy Competition Act and the related BPU proceedings including the Final Order, referred to as the Energy Master Plan Proceedings, opened the New Jersey energy markets to competition by allowing all New Jersey retail electric customers to, among other things, select their electric supplier commencing August 1, 1999 and all New Jersey retail gas customers to select their gas supplier commencing January 1, 2000.

     In October and November 1999, two appeals of certain provisions of the Final Order and two appeals of certain provisions of the related Finance Order were filed in the Appellate Division of the New Jersey Superior Court (Appellate Division) on behalf of several customers and the New Jersey Office of the Ratepayer Advocate (Ratepayer Advocate). In a decision issued on April 13, 2000, a three-judge Appellate Division panel unanimously affirmed the Final Order and Finance Order. Thereafter, the appellants filed a Petition requesting Certification and a Notice of Appeal with the New Jersey Supreme Court seeking review of the Appellate Division decision. On July 14, 2000, the Court granted Certification with respect to both matters. On December 6, 2000, the New Jersey Supreme Court affirmed the Appellate Division's decision.

     As a result of this appellate review, PSE&G's securitization transaction was delayed until the first quarter of 2001, causing a delay in the implementation of the Securitization Transition Charge (STC) which would have reduced the MTC. In order to recognize the recovery of the allowed unsecuritized stranded costs over the transition period, PSEG has recorded a charge to net income of $88 million, pre-tax, or $52 million, after tax, in the third quarter of 2000 for the cumulative amount of estimated collections in excess of the allowed unsecuritized stranded costs from August 1, 1999 through September 30, 2000. Any such collections in excess of the allowed unsecuritized stranded

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

costs at the end of the transition period will be credited to the Societal Benefits Clause (SBC) as required by the Final Order.

     On January 31, 2001, $2.525 billion of transition bonds were issued by PSE&G Transition Funding LLC, a bankruptcy-remote, wholly-owned subsidiary of PSE&G, in eight classes with maturities ranging from 1 year to 15 years. PSE&G also received payment from Power on its $2.786 billion promissory note used to finance the transfer of its generation business to Power. The proceeds from these transactions were used to pay for certain debt issuance and related costs for securitization, retire a portion of PSE&G's outstanding short-term debt, reduce PSE&G common equity, loan funds to PSEG and make various short term investments. These funds will also be used for the further debt and/or equity reduction of PSE&G in 2001 including payment of maturing and certain redeemable securities.

ASSET TRANSFER TO POWER

     PSE&G, pursuant to the Final Order, transferred its electric generating facilities and wholesale power contracts to Power and its subsidiaries on August 21, 2000 in exchange for a promissory note in an amount equal to the purchase price.

     The generating assets were transferred at the price specified in the BPU order - $2.443 billion plus $343 million for other generating related assets and liabilities. Because the transfer was between affiliates, PSE&G and Power recorded the sale at the net book value of the assets and liabilities rather than the transfer price. The difference between the total transfer price and the net book value of the generation-related assets and liabilities was recorded as an equity adjustment on PSE&G's and Power's Consolidated Balance Sheets. These amounts are eliminated on PSEG's consolidated financial statements. Power settled the promissory note on January 31, 2001, with funds provided from PSEG equity and loans.

EXTRAORDINARY CHARGE AND OTHER ACCOUNTING IMPACTS OF DEREGULATION

     In April 1999, PSE&G determined that SFAS 71 was no longer applicable to the electric generation portion of its business in accordance with the requirements of Emerging Issues Task Force Issue 97-4, "Deregulation of the Pricing of Electricity - Issues Related to the Application of FASB Statements No. 71 and No. 101" (EITF 97-4). Accordingly, PSE&G recorded an extraordinary charge to earnings of $804 million (after tax), consisting primarily of the write-down of PSE&G's nuclear and fossil generating stations in accordance with SFAS 121. As a result of this impairment analysis, the net book value of the generating stations was reduced by approximately $5.0 billion (pre-tax) or $3.1 billion (net of tax). This amount was offset by the creation of a $4.057 billion (pre-tax), or $2.4 billion (net of tax) regulatory asset, as provided for in the Final Order and Finance Order.

     In addition to the impairment of PSE&G's electric generating stations, the extraordinary charge consisted of various accounting adjustments to reflect the absence of cost of service regulation in the electric generation portion of its business. The adjustments primarily related to materials and supplies, general plant items and liabilities for certain contractual and environmental obligations.

     In accordance with the Final Order, PSE&G also reclassified a $569 million excess depreciation reserve related to PSE&G's electric distribution assets from Accumulated Depreciation to a Regulatory Liability. Such amount is being amortized in accordance with the terms of the Final Order over the period from January 1, 2000 to July 31, 2003.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 3. REGULATORY ASSETS AND LIABILITIES

     At December 31, 2000 and December 31, 1999, respectively, PSEG and PSE&G had deferred the following regulatory assets and liabilities on the Consolidated Balance Sheets:

                                                          DECEMBER 31,
                                                   --------------------------
                                                      2000          1999
                                                   ------------   -----------
                                                     (MILLIONS OF DOLLARS)

REGULATORY ASSETS
Regulatory Asset--Stranded Costs ................     $4,057     $4,057
SFAS 109 Income Taxes ...........................        285        286
OPEB Costs ......................................        232        237
Regulatory Asset--Societal Benefits Charges (SBC)        135        130
Demand Side Management Costs ....................       --            7
Environmental Costs .............................         13        106
Unamortized Loss on Reacquired Debt
  and Debt Expense ..............................        104        117
Regulatory Asset--NTC ...........................          7       --
Other ...........................................        162        113
                                                      ------     ------
     Total Regulatory Assets ....................     $4,995     $5,053
                                                      ======     ======
REGULATORY LIABILITIES

Regulatory Liability--Excess Depreciation Reserve     $  444     $  569
Regulatory Liability--NTC .......................       --           20
Overrecovered Gas Costs .........................         26         15
                                                      ------     ------
     Total Regulatory Liabilities ...............     $  470     $  604
                                                      ======     ======

     REGULATORY ASSET -- STRANDED COSTS: This regulatory asset reflects the securitization transition charge which was authorized by the Final Order.

     SFAS 109 INCOME TAXES: This amount represents the regulatory asset related to the recognition of deferred income taxes arising from the implementation of SFAS 109, "Accounting for Income Taxes" (SFAS 109).

     OPEB COSTS: Includes costs associated with adoption of SFAS 106 which were deferred in accordance with EITF Issue 92-12. Beginning January 1, 1998, PSE&G commenced the amortization of the regulatory asset over 15 years. See Note 13. Pension, Other Postretirement Benefit and Savings Plans for additional information.

     REGULATORY ASSET -- SBC: The SBC includes costs related to PSE&G's electric transmission and distribution business as follows: 1) social programs which include the universal service fund; 2) nuclear plant decommissioning; 3) demand side management (DSM) programs 4) manufactured gas plant remediation; 5) consumer education; and 6) MTC overrecovery.

     DEMAND SIDE MANAGEMENT COSTS: Relates to PSE&G's gas distribution costs and recoveries of DSM/conservation costs (related to BPU-approved programs) are determined by the BPU. As of December 31, 2000, these costs are included in the SBC balance.

     ENVIRONMENTAL COSTS: Represents environmental investigation and remediation costs which are probable of recovery in future rates.

     UNAMORTIZED LOSS ON REACQUIRED DEBT AND DEBT EXPENSE: Represents bond issuance costs, premiums, discounts and losses on reacquired long-term debt.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

     REGULATORY ASSET/LIABILITY -- NON-UTILITY GENERATION MARKET TRANSITION CHARGe (NTC): This clause was established to account for above market costs related to non-utility generation contracts. The charge for the stranded NTC recovery was initially set at $183 million annually. Any Non-utility Generator
(NUG) contract costs and/or buyouts are charged to the NTC. Proceeds from the sale of the energy and capacity purchased under these NUG contracts are also be credited to this account.

     OTHER: Includes Decontamination and Decommissioning Costs, Plant and Regulatory Study Costs, Repair Allowance Tax Deficiencies and Interest, Property Abandonments and Oil and Gas Property Write-Down.

     REGULATORY LIABILITY -- EXCESS DEPRECIATION RESERVE: As required by the BPU, PSE&G reduced its depreciation reserve for its electric distribution assets by $569 million and recorded such amount as a regulatory liability to be amortized over the period from January 1, 2000 to July 31, 2003. In 2000, $125 million was amortized. In 2001, 2002 and 2003, $125 million, $135 million and $184 million will be amortized, respectively.

NOTE 4. LONG-TERM INVESTMENTS

     Long-Term Investments are primarily those of Energy Holdings.

                                             DECEMBER 31,
                                         --------------------
                                           2000      1999
                                         --------   ---------
                                         (MILLIONS OF DOLLARS)

Leveraged Leases .....................     $2,253     $1,759
   Partnerships:
     General Partnerships ............         46         60
     Limited Partnerships ............        479        437
                                           ------     ------
                                           ------     ------
           Total .....................        525        497
                                           ------     ------
                                           ------     ------

Corporate Joint Ventures .............      1,584      1,427
Securities ...........................          6         14
Other Investments ....................        177        151
                                           ------     ------
           Total Long-Term Investments     $4,545     $3,848
                                           ======     ======

     Resources' leveraged leases are reported net of principal and interest on non-recourse loans, unearned income and deferred tax credits. Income and deferred tax credits are recognized at a level rate of return from each lease during the periods in which the net investment is positive.

     Partnership investments and corporate joint ventures are those of Resources, Global and EGDC.

     Other Investments relate primarily to Energy Technologies' investment in DSM projects and had balances of approximately $56 million and $65 million at December 31, 2000 and 1999, respectively.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 5. LEASING ACTIVITIES

AS LESSOR

     Resources' net investment in leveraged leases is comprised of the following elements:

                                                    DECEMBER 31,
                                            ------------------------
                                                2000        1999
                                            -----------    ---------
                                             (MILLIONS OF DOLLARS)

Lease rents receivable ...................     $ 3,175      $ 2,643
Estimated residual value .................       1,046          660
                                               -------      -------
                                                 4,221        3,303
Unearned and deferred income .............      (1,962)      (1,538)
Valuation Allowances .....................          (6)          (6)
                                               -------      -------
     Total investments in leveraged leases       2,253        1,759
Deferred taxes ...........................      (1,031)        (844)
                                               -------      -------
     Net investments .....................     $ 1,222      $   915
                                               =======      =======

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 6. SCHEDULE OF CONSOLIDATED CAPITAL STOCK AND OTHER SECURITIES

                                                                        CURRENT
                                                                      REDEMPTION
                                                       OUTSTANDING       PRICE       DECEMBER 31,    DECEMBER 31,
                                                          SHARES       PER SHARE         2000            1999
                                                       -------------  ------------   --------------  --------------
                                                                                         (MILLIONS OF DOLLARS)
PSEG Common Stock (no par) (A)
Authorized 500,000,000 shares; issued and outstanding
at December 31, 2000, 207,971,318 shares and at
December 31, 1999, 216,417,218 shares .................                              $2,709           $3,007
PSEG Preferred Securities (B)
   PSEG  Quarterly Guaranteed Preferred Beneficial
     Interest in PSEG's Subordinated Debentures
     (D) (E) (G)
     7.44% ............................................    9,000,000      --          $ 225           $  225
     Floating Rate ....................................      150,000      --            150              150
     7.25% ............................................    6,000,000      --            150              150
                                                                                      -----           ------
     Total Quarterly  Guaranteed  Preferred  Beneficial
     Interest in PSEG's Subordinated Debentures .......                               $ 525           $  525
                                                                                      =====           ======
PSE&G Preferred Securities
PSE&G Cumulative Preferred Stock (C) without
Mandatory Redemption (D) (E) $100
par value series
     4.08% ............................................      146,221       103.00     $  15           $   15
     4.18% ............................................      116,958       103.00        12               12
     4.30% ............................................      149,478       102.75        15               15
     5.05% ............................................      104,002       103.00        10               10
     5.28% ............................................      117,864       103.00        12               12
     6.92% ............................................      160,711          --         16               16
   $25 par value series
     6.75% ............................................      600,000        25.00        15               15
                                                                                      -----           ------
   Total Preferred Stock without Mandatory Redemption..                               $  95           $   95
                                                                                      =====           ======
     With Mandatory Redemption (D) (E) $100
     par value series
     5.97% ............................................      750,000       101.80     $  75           $   75
                                                                                      -----           ------
   Total Preferred Stock with Mandatory Redemption ....                               $  75           $   75
                                                                                      =====           ======
   PSE&G Monthly Guaranteed Preferred Beneficial
     Interest in PSE&G's Subordinated Debentures
     (D) (E) (F)
     9.375% ...........................................    6,000,000        25.00     $ 150          $  150
     8.00% ............................................    2,400,000        25.00        60              60
                                                                                      -----          ------
     Total  Monthly  Guaranteed .......................
         Preferred  Beneficial Interest in PSE&G's
         Subordinated Debentures ......................                               $ 210          $  210
                                                                                      =====          ======
   PSE&G  Quarterly Guaranteed  Preferred  Beneficial
     Interest in PSE&G's Subordinated Debenture
     (D) (E) (F)
     8.625% ...........................................    8,320,000      --          $ 208          $  208
     8.125% ...........................................    3,800,000      --             95              95
                                                                                      -----          ------
     Total Quarterly  Guaranteed  Preferred  Beneficial
       Interest in PSE&G's Subordinated Debentures ....                               $ 303          $  303
                                                                                      =====          ======

(A) The Board of Directors of PSEG authorized the repurchase of up to 30 million shares of its common stock in the open market. At December 31, 2000, PSEG had repurchased approximately 24.2 million shares of common stock at a cost of approximately $905 million. The repurchased shares have been held as treasury stock or used for other corporate purposes.

     Total authorized and unissued shares include 7,302,488 shares of common stock reserved for issuance through PSEG's Dividend Reinvestment and Stock Purchase Plan and various employee benefit plans. In 2000 and 1999, no shares of common stock were issued or sold through these plans.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(B) PSEG has authorized a class of 50,000,000 shares of Preferred Stock without par value, none of which is outstanding.

(C) At December 31, 2000, there were aggregates of 5,954,766 shares of $100 par value and 9,400,000 shares of $25 par value Cumulative Preferred Stock which were authorized and unissued and which, upon issuance, may or may not provide for mandatory sinking fund redemption. If dividends upon any shares of Preferred Stock are in arrears in an amount equal to the annual dividend thereon, voting rights for the election of a majority of PSE&G's Board of Directors become operative and continue until all accumulated and unpaid dividends thereon have been paid, whereupon all such voting rights cease, subject to being revived from time to time.

(D) At December 31, 2000 and 1999, the annual dividend requirement of PSEG's Trust Preferred Securities (Guaranteed Preferred Beneficial Interest in PSEG's Subordinated Debentures) and their embedded costs were $38,433,000 and 4.91%, respectively.

     At December 31, 2000 and 1999, the annual dividend requirement and embedded dividend rate for PSE&G's Preferred Stock without mandatory redemption was $10,886,758 and 5.18%, respectively, and for PSE&G's Preferred Stock with mandatory redemption was $4,477,500 and 6.02%, respectively.

     At December 31, 2000 and 1999, the annual dividend requirement and embedded cost of the Monthly Income Preferred Securities (Guaranteed Preferred Beneficial Interest in PSE&G's Subordinated Debentures) were $18,862,500 and 5.50%, respectively.

     At December 31, 2000 and 1999, the annual dividend requirement of the Quarterly Income Preferred Securities (Guaranteed Preferred Beneficial Interest in PSE&G's Subordinated Debentures) and their embedded costs were $25,658,750 and 5.18%, respectively.

(E) For information concerning fair value of financial instruments, see Note 8. Financial Instruments and Risk Management.

(F) PSE&G Capital L.P., PSE&G Capital Trust I and PSE&G Capital Trust II were formed and are controlled by PSE&G for the purpose of issuing Monthly and Quarterly Income Preferred Securities (Monthly and Quarterly Guaranteed Preferred Beneficial Interest in PSE&G's Subordinated Debentures). The proceeds were loaned to PSE&G and are evidenced by PSE&G's Deferrable Interest Subordinated Debentures. If and for as long as payments on PSE&G's Deferrable Interest Subordinated Debentures have been deferred, or PSE&G has defaulted on the indentures related thereto or its guarantees thereof, PSE&G may not pay any dividends on its common and preferred stock. The Subordinated Debentures and the indentures constitute a full and unconditional guarantee by PSE&G of the Preferred Securities issued by the partnership and the trusts.

(G) Enterprise Capital Trust I, Enterprise Capital Trust II and Enterprise Capital Trust III were formed and are controlled by PSEG for the purpose of issuing Quarterly Trust Preferred Securities (Quarterly Guaranteed Preferred Beneficial Interest in PSEG's Subordinated Debentures). The proceeds were loaned to PSEG and are evidenced by PSEG's Deferrable Interest Subordinated Debentures. If and for as long as payments on PSEG's Deferrable Interest Subordinated Debentures have been deferred, or PSEG has defaulted on the indentures related thereto or its guarantees thereof, PSEG may not pay any dividends on its common and preferred stock. The Subordinated Debentures and the indentures constitute a full and unconditional guarantee by PSEG of the Preferred Securities issued by the trusts.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NOTE 7. SCHEDULE OF CONSOLIDATED DEBT


LONG-TERM                                                                        DECEMBER 31,
                                                                         -----------------------------
INTEREST RATES                                           MATURITY           2000             1999
--------------                                           -------------   ------------     ------------
                                                                         (MILLIONS OF DOLLARS)
PSEG
Extendible Notes (A)
        LIBOR plus 0.22% - 0.60%                         2000........      $   --             $  275
        LIBOR plus 0.40%                                 2001........         300                300
 Floating Rate Notes-LIBOR plus 0.875%                   2002........         275                 --
                                                                           ------             -------
     Principal Amount Outstanding (C)................................         575                575
Amounts Due Within One Year (D)......................................        (300)              (275)
                                                                           ------             ------
     Total Long-Term Debt of PSEG (H)................................      $  275             $  300
                                                                           ======             ======
PSE&G
First and Refunding Mortgage Bonds (B)
6.00%-7.625%                                             2000........      $   --                623
7.19%-7.875%                                             2001........         100                100
6.125%-7.19%                                             2002........         258                257
6.875%-8.875%                                            2003........         300                300
6.50%                                                    2004........         286                286
9.125%                                                   2005........         125                125
6.25%-6.50%                                              2006-2007...         260                260
Variable                                                 2008-2012...          66                 66
6.75%-7.375%                                             2013-2017...         330                330
6.45%-9.25%                                              2018-2022...         139                139
Variable                                                 2018-2022...          14                 14
5.20%-7.50%                                              2023-2027...         434                434
5.45%-6.55%                                              2028-2032...         499                499
Variable                                                 2028-2032...          25                 25
5.00%-8.00%                                              2033-2037...         160                160
Medium-Term Notes
7.19%                                                    2002........         290                --
8.10%-8.16%                                              2008-2012...          60                 60
7.04%                                                    2018-2022...           9                  9
7.15%-7.18%                                              2023-2027...          39                 39
                                                                           ------             ------
   Total First and Refunding Mortgage Bonds..........................       3,394              3,726
                                                                           ------             ------
Unsecured Bonds-7.43%                                    2002........         300                --
Unsecured Bonds-Variable                                 2027........          19                 19
                                                                           ------             ------
   Total Unsecured Bonds.............................................         319                 19
                                                                           ------             ------
Principal Amount Outstanding (C).....................................       3,713              3,745
Amounts Due Within One Year (D)......................................        (100)              (623)
Net Unamortized Discount.............................................         (23)               (23)
                                                                           ------             ------
   Total Long-Term Debt of PSE&G (E).................................      $3,590             $3,099
                                                                           ======             ======

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


                                                                                  DECEMBER 31,
                                                                         -------------------------------
                                                           MATURITY         2000              1999
                                                         -------------   ------------     --------------
                                                                             (MILLIONS OF DOLLARS)

ENERGY HOLDINGS
Senior Notes
9.125%                                                    2004.......           300                 --
10.00%                                                    2009.......           400                400
                                                                             ------             ------
Principal Amount Outstanding (C)....................................            700                400
Net Unamortized Discount............................................             (5)                (4)
                                                                             ------             ------
                                                                                695                396
                                                                             ------             ------
PSEG CAPITAL
Medium-Term Notes

6.54%                                                    2000........            --                 78
6.73% - 6.74%                                            2001........           170                170
6.80%-7.72%                                              2002........           228                130
6.25%                                                    2003........           252                252
                                                                             ------             ------
Principal Amount Outstanding (C).....................................           650                630
Amounts Due Within One Year (D)......................................          (170)               (78)
Net Unamortized Discount.............................................            (1)                (2)
                                                                             ------             ------
     Total Long-term Debt of PSEG Capital............................           479                550
                                                                             ------             ------
GLOBAL
Non-recourse Debt (G)
11.08% - Bank Loan                                      2000.........            --                 67
13.73% - Bank Loan                                      2000-2002....            --                 90
10.010% and 9.04%, respectively - Bank Loan             2001.........            85                 85
10.385% and 9.42%, respectively - Bank Loan             2001-2004....            75                 75
6.64% - Bank Loan                                       2002-2009....           126                 --
9.95% - Bank Loan                                       2004-2019....            34                 --
14.00% - Minority Shareholder Loan                      2027.........            10                 10
                                                                             ------             ------
Principal Amount Outstanding (C).....................................           330                327
Amounts Due Within One Year (D)......................................           (96)               (97)
                                                                             ------             ------
     Total Long-term Debt of Global..................................           234                230
                                                                             ------             ------
RESOURCES
8.6%-Bank Loan                                          2000-2019....            24                 --
                                                                             ------             ------
Principal Amount Outstanding (C)....................                             24                 --
Amounts Due In One Year (D)..........................                            (1)                --
                                                                             ------             ------
     Total Long-term Debt of Resources...............                            23                 --
                                                                             ------             ------
ENERGY TECHNOLOGIES
2.90% - 11.65% Other Loans                              2001-2009....             1                 --
                                                                             ------             ------
     Total Long-term Debt of Energy Technologies.....................             1                 --
                                                                             ------             ------
                Total Long-term Debt of Energy Holdings..............         1,432             1,176
                                                                             ======            ======
          Consolidated Long-term Debt................................        $5,297            $4,575
                                                                             ======            ======

(A) In June 1999, PSEG issued $300 million of Extendible Notes, Series C, due June 15, 2001. At December 31, 2000, the interest rate on Series C was 6.955%. In November 2000, PSEG issued $275 million of Floating Rate Notes due May 21, 2002 with an interest rate is at three-month LIBOR, plus 0.875%.

(B) PSE&G's First and Refunding Mortgage (Mortgage), securing the Bonds, constitutes a direct first mortgage lien on substantially all of PSE&G's property and franchises.

(C) For information concerning fair value of financial instruments, see Note 8. Financial Instruments and Risk Management.

(D) The aggregate principal amounts of mandatory requirements for sinking funds and maturities for each of the five years following December 31, 2000 are as follows:

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


                ----------------------------------------------------------------------------------------
                                           ENERGY          PSEG
    YEAR         PSEG         PSE&G       HOLDINGS       CAPITAL        GLOBAL     RESOURCES      TOTAL
  ----------    --------     ---------    ----------     ---------     --------    ---------    --------
  2001.....       300           100           --           170            96           1            667
  2002.....       275           848           --           228            28           1          1,380
  2003.....        --           300           --           252            42           1            595
  2004.....        --           286          300            --            35           1            622
  2005.....        --           125           --            --            18           1            144
                  ---         -----          ---           ---           ---          --          -----
                  575         1,659          300           650           219           5          3,408
                  ===         =====          ===           ===           ===          ==          =====

(E) At December 31, 2000 and 1999, PSE&G's annual interest requirement on long-term debt was $256 million and $254 million, of which $233 million and $246 million, respectively, was the requirement for Mortgage Bonds. The embedded interest cost on long-term debt on such dates was 7.30% and 7.34%, respectively. The embedded interest cost on long-term debt due within one year at December 31, 2000 was 8.37%.

(F) PSEG Capital has provided up to $750 million debt financing for Energy Holdings' businesses, except Energy Technologies, on the basis of a net worth maintenance agreement with PSEG. Since 1995, PSEG Capital has limited its borrowings to no more than $650 million.

(G) Global's projects are generally financed with non-recourse debt at the project level, with the balance in the form of equity investments by the sponsors in the project. The non-recourse debt shown in the above table is that of consolidated subsidiaries which have equity investments in distribution facilities in Argentina, Chile and Peru and generation facilities under construction in Poland and Tunisia. Global's capital at risk on the projects is limited to its original equity investment.

(H) At December 31, 2000 and 1999, PSEG's annual interest requirement on long-term debt was $440 million and $409 million, of which $233 million and $246 million, respectively, was the requirement for Mortgage Bonds. The embedded interest cost on long-term debt on such dates was 7.66% and 7.59%, respectively.

SHORT-TERM (COMMERCIAL PAPER AND BANK LOANS)

PSEG

     At December 31, 2000, PSEG had a committed $150 million revolving credit facility which will expire in December 2002. At December 31, 2000, there was a $150 million loan outstanding under this revolving credit facility. On September 8, 1999, PSEG entered into an uncommitted line of credit with a bank with no stated limit. At December 31, 2000, PSEG had $95 million outstanding under this line of credit. The weighted-average, short-term debt rate of PSEG was 7.3%, 6.7% and 5.6% for the years ended December 31, 2000, 1999 and 1998, respectively.

     PSEG has an $850 million commercial paper program to provide funds for general corporate purposes and to provide funds for Power. On December 31, 2000, PSEG had commercial paper of $617 million outstanding.

     To provide liquidity for its commercial paper program, PSEG has a $570 million revolving credit facility expiring in March 2001 and a $280 million revolving credit facility expiring in March 2005. These agreements are with a group of banks and provide for borrowings with maturities of up to one year. As of December 31, 2000 there were no borrowings outstanding under these facilities.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

PSE&G


                                                                                   2000          1999          1998
                                                                                -----------    ----------    ----------
                                                                                        (MILLIONS OF DOLLARS)

Principal amount outstanding at year end, primarily commercial paper.......       $1,543         $1,475         $850
Weighted average interest rate for short-term debt at year end.............         7.29%          6.56%        5.91%

     On December 7, 2000, PSE&G issued $300 million of Floating Rate Notes at 7.4275%, due December 7, 2002. The proceeds were used for general corporate purposes including the repayment of short-term debt.

     PSE&G has a $1.5 billion commercial paper program (Program). To provide liquidity for this Program, PSE&G has a $450 million revolving credit agreement expiring in June 2001, a $450 million credit facility expiring in June 2002 and a $400 million credit facility and a $200 million credit facility expiring in June 2001. These agreements provide for borrowings with maturities of up to one year. As of December 31, 2000 and 1999, PSE&G had $1.2 billion and $1.407 billion, respectively, outstanding under the Program, which amounts are included in the table above. As of December 31, 2000, there were no borrowings outstanding under the credit facilities.

     PSE&G has several uncommitted lines of credit with banks. On December 31, 2000, PSE&G had $1.543 billion of short-term debt outstanding, including $336 million borrowed against its uncommitted bank lines of credit and $1.2 billion of commercial paper.

     PSE&G Fuel Corporation had a $125 million commercial paper program to finance a 42.49% share of Peach Bottom nuclear fuel. As a result of the transfer of generation assets from PSE&G to Power, the PSE&G Fuel Corporation commercial paper program was discontinued and all commercial paper outstanding under this program was paid down on August 17, 2000.

POWER

     Power has various lines of credit extended by banks to support the issuance of letters of credit. As of December 31, 2000, letters of credit were issued in the amount of approximately $58 million.

ENERGY HOLDINGS


                                                                                  2000           1999           1998
                                                                              -------------    ----------    -----------
                                                                                       (MILLIONS OF DOLLARS)

Principal amount outstanding at year end...................................       $392          $351           $206
Weighted average interest rate for short-term debt at year end.............       7.76%         7.60%          6.46%

     Energy Holdings has two separate senior revolving credit facilities. These facilities are a $495 million, five year revolving credit and letter of credit facility and a $165 million, 364 day revolving credit facility. As of December 31, 2000, there was $392 million outstanding under these facilities.

     At December 31, 2000, Energy Holdings also had a $90 million short-term note payable related to an international investment.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NOTE 8. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     PSEG's operations result in exposure to market risks from changes in commodity prices, interest rates, foreign currency exchange rates and securities prices. PSEG's policy is to use derivative financial instruments for the purpose of managing market risk consistent with its business plans and prudent business practices.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair values were determined using the market quotations or values of instruments with similar terms, credit ratings, remaining maturities and redemptions at December 31, 2000 and December 31, 1999, respectively.


                                                                DECEMBER 31, 2000            DECEMBER 31, 1999
                                                             -------------------------   ---------------------------
                                                              CARRYING       FAIR         CARRYING         FAIR
                                                               AMOUNT        VALUE         AMOUNT          VALUE
                                                             ------------  -----------   ------------    -----------
                                                                             (MILLIONS OF DOLLARS)
Long-Term Debt (A):
     PSEG..................................................    $  575        $  575          $  575         $  574
     Energy Holdings.......................................     1,699         1,725           1,351          1,346
     PSE&G.................................................     3,690         3,453           3,722          3,658
Preferred Securities Subject to Mandatory Redemption:
     PSE&G Cumulative Preferred Securities.................        75            60              75             67
     Monthly Guaranteed Preferred Beneficial Interest in
        PSE&G's Subordinated Debentures....................       210           212             210            200
     Quarterly Guaranteed Preferred Beneficial Interest in
        PSE&G's Subordinated Debentures....................       303           304             303            277
     Quarterly Guaranteed Preferred Beneficial Interest in
        PSEG's Subordinated Debentures.....................       525           474             525            420

(A) Includes current maturities. At December 31, 2000 Energy Holdings and PSEG had interest rate swap agreements outstanding with notional amounts of $139 million and $150 million, respectively. At December 31, 1999 Energy Holdings and PSEG had interest rate swap agreements outstanding with notional amounts of $34 million and $150 million, respectively.

     Global has $160 million of project debt that is non-recourse to PSEG, Global and Energy Holdings associated with investments in Poland and Tunisia. Interest rate swaps were entered into which effectively converts $139 million of this $160 million floating rate obligation into a fixed rate obligation.

COMMODITY-RELATED INSTRUMENTS -- PSE&G AND POWER

     At December 31, 2000 and December 31, 1999, PSE&G and Power held or issued commodity and financial instruments that reduce exposure to price fluctuations from factors such as weather, environmental policies, changes in demand, changes in supply, state and Federal regulatory policies and other events. These instruments, in conjunction with owned electric generating capacity and physical gas supply contracts, are designed to cover estimated electric and gas customer commitments. Power uses futures, forwards, swaps and options to manage and hedge price risk related to these market exposures.

     At December 31, 2000, Power had outstanding commodity financial instruments with a notional contract quantity of 54.0 million mWh of electricity and PSE&G had outstanding commodity financial instruments with a notional contract quantity of 67.2 million MMBTU of natural gas. At December 31, 1999, PSE&G had outstanding commodity financial instruments with a notional contract quantity of
36.1 million mWh of electricity and 25.5

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

million MMBTU of natural gas. Notional amounts are indicative only of the volume of activity and are not a measure of market risk.

     PSE&G's and Power's energy trading and related contracts have been marked to market and gains and losses from such contracts were included in earnings. PSE&G recorded $7 million of unrealized gains for the year ended December 31, 1999 and $42 million of unrealized gains in 2000 prior to the transfer of assets. Following the asset transfer, Power recorded $13 million of unrealized gains through December 31, 2000 related to these contracts.

COMMODITY-RELATED INSTRUMENTS -- ENERGY HOLDINGS

     In June 2000, Energy Technologies outsourced certain supply services under its retail gas service agreements. With this transaction, Energy Technologies has changed the manner in which it operates its energy and gas commodity business and at December 31, 2000 there were no electric or gas commodity financial instruments outstanding. Energy Holdings had recorded $1.7 million of gains in the year ended December 31, 2000 related to these instruments.

CREDIT RISK

     Credit risk relates to the risk of loss that PSEG would incur as a result of nonperformance by counterparties, pursuant to the terms of their contractual obligations. PSEG has established credit policies that it believes significantly minimize PSEG's exposure to credit risk. These policies include an evaluation of potential counterparties' financial condition (including credit rating), collateral requirements under certain circumstances and the use of standardized agreements, which may allow for the netting of positive and negative exposures associated with a single counterparty.

EQUITY SECURITIES -- ENERGY HOLDINGS

     Resources has direct and indirect investments in equity securities. Resources carries its investments in equity securities at their approximate fair value. Consequently, the carrying value of these investments is affected by changes in the fair value of the underlying securities. Fair value is determined by adjusting the market value of the securities for liquidity and market volatility factors, where appropriate. The aggregate fair values of such investments which had available market prices at December 31, 2000 and 1999 were $115 million and $131 million, respectively. The decrease in fair value was primarily due to the lower valuation of various securities within Resources' portfolio. The potential change in fair value resulting from a hypothetical 10% change in quoted market prices of these investments amounted to $9 million at December 31, 2000 and $11 million at December 31, 1999.

FOREIGN CURRENCIES -- ENERGY HOLDINGS

     As of December 31, 2000, Global and Resources had international assets of approximately $1.8 billion and $1.2 billion, respectively.

     Resources' international investments are primarily leveraged leases of assets located in the Netherlands, Australia, the United Kingdom, Germany, China and New Zealand with associated revenues denominated in U.S. dollars, and therefore, not subject to foreign currency risk.

     Global's international investments are primarily in projects that generate or distribute electricity in Argentina, Brazil, Chile, China, India, Italy, Peru, Poland, Tunisia and Venezuela. Investing in foreign countries involves certain additional risks. Economic conditions that result in higher comparative rates of inflation in foreign countries are likely to result in declining values in such countries' currencies. As currencies fluctuate against the U.S. dollar, there is a corresponding change in Global's investment value in terms of the U.S. dollar. Such change is reflected as an increase or decrease in the investment value and other comprehensive income, a separate component of

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

stockholders' equity. Cumulatively through December 31, 2000, net foreign currency devaluations have reduced the reported amount of PSEG's total stockholders' equity and Energy Holdings' total stockholder's equity by $203 million, $150 million of which was caused by the devaluation of the Brazilian Real as of December 31, 2000.

     Previously, Global had consolidated project debt totaling approximately $94.5 million associated with Global's 32% investment in a Brazilian distribution company that was non-recourse to Global, Energy Holdings and PSEG. The debt was denominated in the Brazilian Real and was indexed to a basket of currencies, including the U.S. dollar. The debt was refinanced in May 2000 with funds from Energy Holdings and a $190 million United States dollar denominated loan at the Brazilian distribution company, of which Global's share is $62 million. The functional currency of the distribution company is the Brazilian Real. Therefore, its debt is subject to exchange rate risk as the Brazilian Real fluctuates with the United States dollar. Changes in the exchange rate cause the loan amount, as reported in the functional currency, to be marked upward or downward, with an offset to the income statement. Global entered into a $60 million currency collar which expired on December 29, 2000 to mitigate the potential loss caused by a significant devaluation of the functional currency against the U.S. dollar.

INTEREST RATES

     PSEG, PSE&G and Energy Holdings are subject to the risk of fluctuating interest rates in the normal course of business. Their policy is to manage interest rate risk through the use of fixed rate debt, floating rate debt and interest rate swaps. As of December 31, 2000, a hypothetical 10% change in market interest rates would result in a $31 million, $13 million and $6 million change in annual interest costs related to short-term and floating rate debt at PSEG, PSE&G and Energy Holdings, respectively.

     PSEG entered into an interest rate swap on June 26, 1998 to hedge Enterprise Capital Trust II's $150 million of Floating Rate Capital Securities, Series B, due 2028, which were issued in June 1998. The Floating Rate Capital Securities were issued at an annual rate equal to three-month LIBOR plus 1.22%, reset quarterly. Enterprise Capital Trust II is a special purpose statutory business trust controlled by PSEG. The basis for both the interest rate swap and the Floating Rate Capital Securities is the quarterly LIBOR. This interest rate swap hedges the underlying debt for 10 years at an effective rate of 7.2%. The fair value of the swap at December 31, 2000 was approximately $1 million.

     Global invested in development projects, to construct electric generation facilities in Tunisia and Poland. Such entities have entered into interest rate swaps to hedge up to $422 million of its construction loan agreements. The interest rate swaps effectively convert the existing floating rate debt into fixed rate borrowings. The notional amounts, interest rates and fair values as of December 31, 2000 are as follows:


                                                                 Poland                              Tunisia
                                                    ---------------------------------    --------------------------------
                                                        US $               PLN              US $               Euro
                                                       Tranche           Tranche          Tranche             Tranche
                                                    ---------------------------------------------------------------------
                                                                        (MILLIONS, WHERE APPLICABLE)
Notional Amount...................................       $18                $8               $52               $61
Pay Rate..........................................      8.4%              13.2%              6.9%              5.2%
Receive Rate......................................      LIBOR            WIBOR**            LIBOR            EURIBOR*
Fair Value........................................      ($26)             ($11)              ($3)              ($1)

*   EURIBOR-Euro Area Inter-Bank Offered Rate
**  WIBOR- Warsaw Inter-Bank Offered Rate

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NUCLEAR DECOMMISSIONING TRUST FUNDS

     Contributions made into the Nuclear Decommissioning Trust Funds are invested in debt and equity securities. These marketable debt and equity securities are recorded at $716 million which approximates their fair market value. Those securities have exposure to market price risk. The potential change in fair value resulting from a hypothetical 10% change in quoted market prices of these securities amounts to $72 million. The ownership of the Nuclear Decommissioning Trust Funds were transferred to Nuclear with the transfer of the generation-related assets from PSE&G to Power.

NOTE 9. CASH AND CASH EQUIVALENTS

     The December 31, 2000 and 1999 balances consist primarily of working funds and highly liquid marketable securities (commercial paper and money market funds) with a maturity of three months or less.

NOTE 10. COMMITMENTS AND CONTINGENT LIABILITIES

NUCLEAR INSURANCE COVERAGES AND ASSESSMENTS

     Power's insurance coverages and maximum retrospective assessments for its nuclear operations are as follows:


                                                                                               POWER MAXIMUM
                 TYPE AND SOURCE OF COVERAGES                      TOTAL SITE COVERAGE          ASSESSMENTS
                 ----------------------------                      -------------------         -------------
                                                                             (MILLIONS OF DOLLARS)
Public and Nuclear Worker Liability (Primary Layer):
       American Nuclear Insurers..............................          $200.0   (A)                 $9.1
Nuclear Liability (Excess Layer):
       Price-Anderson Act.....................................         9,338.1   (B)                253.3
                                                                      --------------               ------
             Nuclear Liability Total..........................        $9,538.1   (C)               $262.4
                                                                      ==============               ======
Property Damage (Primary Layer):
       Nuclear Electric Insurance Limited (NEIL) Primary
(Salem/Hope Creek/Peach Bottom)...............................          $500.0                       $7.4
Property Damage (Excess Layers):
       NEIL II (Salem/Hope Creek/Peach Bottom)................         1,250.0                        5.5
             NEIL Blanket Excess
         (Salem/Hope Creek/Peach Bottom).....................          1,000.0  (D)                   0.9
                                                                      --------------               ------
       Property Damage Total (Per Site).......................        $2,750.0                      $13.8
                                                                      ==============               ======
Accidental Outage:
       NEIL I (Salem and Peach Bottom)........................          $210.0   (E)                 $4.3
       NEIL I (Hope Creek)....................................           465.5                       $2.3
                                                                      --------------               ------
             Replacement Power Total .........................          $675.5                       $6.6
                                                                      ==============               ======

(A) The primary limit for Public Liability is a per site aggregate limit with no potential for assessment. The Nuclear Worker Liability represents the potential liability from workers claiming exposure to the hazard of nuclear radiation. This coverage is subject to an industry aggregate limit, includes annual automatic reinstatement if the

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     Industry Credit Rating Plan (ICRP) Reserve Fund exceeds $400 million, and has an assessment potential under former canceled policies.

(B) Retrospective premium program under the Price-Anderson liability provisions of the Atomic Energy Act of 1954, as amended. Nuclear is subject to retrospective assessment with respect to loss from an incident at any licensed nuclear reactor in the United States. This retrospective assessment can be adjusted for inflation every five years. The last adjustment was effective as of August 20, 1998. This retrospective program is in excess over the Public and Nuclear Worker Liability primary layers.

(C)  Limit of liability under the Price-Anderson Act for each nuclear incident.

(D) For property limits excess of $1.75 billion, Power participates in a Blanket Limit policy where the $1 billion limit is shared by Amergen, Exelon, and Power among the Clinton, Oyster Creek, TMI-1, Limerick, Peach Bottom, Salem and Hope Creek sites. This limit is not subject to reinstatement in the event of a loss. Participation in this program significantly reduces Power's premium and the associated potential assessment.

(E) Salem and Peach Bottom have an aggregate indemnity limit based on a weekly indemnity of $1.5 million for 52 weeks followed by 80% of the weekly indemnity for 110 weeks. Hope Creek has an aggregate indemnity limit based on a weekly indemnity of $3.3 million for 52 weeks followed by 80% of the weekly indemnity for 110 weeks.

     The Price-Anderson Act sets the "limit of liability" for claims that could arise from an incident involving any licensed nuclear facility in the nation. The "limit of liability" is based on the number of licensed nuclear reactors and is adjusted at least every five years based on the Consumer Price Index. The current "limit of liability" is $9.5 billion. All utilities owning a nuclear reactor, including Nuclear, have provided for this exposure through a combination of private insurance and mandatory participation in a financial protection pool as established by the Price-Anderson Act. Under the Price-Anderson Act, each party with an ownership interest in a nuclear reactor can be assessed its share of $88.1 million per reactor per incident, payable at $10 million per reactor per incident per year. If the damages exceed the "limit of liability," the President is to submit to Congress a plan for providing additional compensation to the injured parties. Congress could impose further revenue raising measures on the nuclear industry to pay claims. Nuclear's maximum aggregate assessment per incident is $253.3 million (based on Nuclear's ownership interests in Hope Creek, Peach Bottom and Salem) and its maximum aggregate annual assessment per incident is $28.8 million. This does not include the $9.1 million that could be assessed under the nuclear worker policies.

     Further, a decision by the U.S. Supreme Court, not involving Nuclear, has held that the Price-Anderson Act did not preclude awards based on state law claims for punitive damages.

     Power is a member of an industry mutual insurance company, Nuclear Electric Insurance Limited (NEIL). NEIL provides the primary property and decontamination liability insurance at Salem/Hope Creek and Peach Bottom. NEIL also provides excess property insurance through its decontamination liability, decommissioning liability, and excess property policy and replacement power coverage through its accidental outage policy. NEIL policies may make retrospective premium assessments in case of adverse loss experience. Power's maximum potential liabilities under these assessments are included in the table and notes above. Certain provisions in the NEIL policies provide that the insurer may suspend coverage with respect to all nuclear units on a site without notice if the NRC suspends or revokes the operating license for any unit on a site, issues a shutdown order with respect to such unit or issues a confirmatory order keeping such unit down.

PENDING ASSET PURCHASES

     In September 1999, Power signed an agreement to acquire all of Conectiv's interests in the Salem Nuclear Generating Station (Salem) and the Hope Creek Nuclear Generating Station (Hope Creek) and half of Conectiv's

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED


interest in the Peach Bottom Atomic Power Station (Peach Bottom), totaling 544 MW for an aggregate purchase price of $15.4 million plus the net book value of nuclear fuel at closing. In December 2000, the sale to Power of the Delmarva Power & Light Company (DP&L) portion of Conectiv's interests in Salem (7.41%) and Peach Bottom (7.51%, split equally between Power and Exelon) was completed. On October 6, 2000, Power entered into Wholesale Transaction Confirmation letter agreements with Atlantic City Electric Company (ACE) under which Power obtains 298MW of generation capacity and output representing the portion of ACE's interest in Salem, Hope Creek and Peach Bottom to be acquired. Under this agreement, Power receives all revenue and pays all expenses associated with this 298MW of generating capacity and output through the date that the purchase transaction closes. Power has been advised by Conectiv that the Ratepayer Advocate, by letter to the BPU dated October 26, 2000, has objected to and challenged this financial transaction.

HAZARDOUS WASTE

     The New Jersey Department of Environmental Protection (NJDEP) regulations concerning site investigation and remediation require an ecological evaluation of potential injuries to natural resources in connection with a remedial investigation of contaminated sites. The NJDEP is presently working with industry to develop procedures for implementing these regulations. These regulations may substantially increase the costs of remedial investigations and remediations, where necessary, particularly at sites situated on surface water bodies. PSE&G and predecessor companies owned and/or operated certain facilities situated on surface water bodies, certain of which are currently the subject of remedial activities. The financial impact of these regulations on these projects is not currently estimable. PSEG does not anticipate that the compliance with these regulations will have a material adverse effect on its financial position, results of operations or net cash flows.

PSE&G MANUFACTURED GAS PLANT REMEDIATION PROGRAM

     PSE&G is currently working with NJDEP under a program (Remediation Program) to assess, investigate and, if necessary, remediate environmental conditions at PSE&G's former manufactured gas plant sites. To date, 38 sites have been identified. The Remediation Program is periodically reviewed and revised by PSE&G based on regulatory requirements, experience with the Remediation Program and available remediation technologies. The long-term costs of the Remediation Program cannot be reasonably estimated, but experience to date indicates that at least $20 million per year could be incurred over a period of about 30 years and that the overall cost could be material. The costs for this remediation effort are recovered through the SBC.

     Net of recoveries, costs incurred through December 31, 2000 for the Remediation Program amounted to $125 million. In addition, at December 31, 2000, PSE&G's estimated liability for remediation costs through 2003 aggregated $74 million. Expenditures beyond 2003 cannot be reasonably estimated.

PASSAIC RIVER SITE

     The EPA has determined that a six mile stretch of the Passaic River in Newark, New Jersey is a "facility" within the meaning of that term under the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) and that, to date, at least thirteen corporations, including PSE&G, may be potentially liable for performing required remedial actions to address potential environmental pollution at the Passaic River "facility." PSE&G and certain of its predecessors operated industrial facilities at properties within the Passaic River "facility," comprised of four former manufactured gas plants (MGP), one operating electric generating station and one former generating station. Costs to clean up former MGPs are recoverable from utility customers under the SBC. The operating station has been transferred to Power, which is responsible for its clean up. PSE&G and Power cannot predict what action, if any, the EPA or any third party may take against PSE&G and Power with respect to these matters, or in such event, what costs PSE&G and Power may incur to address any such claims. However, such costs may be material.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED


PREVENTION OF SIGNIFICANT DETERIORATION (PSD)/NEW SOURCE REVIEW

     The EPA and NJDEP issued a demand to PSE&G in March 2000 under section 114 of the Federal Clean Air Act (CAA) requiring information to assess whether projects completed since 1978 at the Hudson and Mercer coal burning units were implemented in accordance with applicable PSD/New Source Review regulations. As a result of the transfer of the generating assets by PSE&G to Power, and the related Assignment and Assumption Agreement, the responsibility for these environmental requirements rests with Power. Power completed its response to the section 114 information request in November 2000. Based upon the information provided to the EPA it is likely that the EPA will seek to enforce the requirements of the New Source Review program at Hudson 2 and Mercer 1 and 2. Power is currently in discussions with the EPA and NJDEP to resolve the matter. However, it is uncertain whether these discussions will be successful and capital costs of compliance could approximate $300 million. These costs are not currently included in Power's business plans.

     Subsequent to December 31, 2000, the EPA indicated that it is considering enforcement action against Power under its PSD rules relating to the construction that is currently in progress for Bergen 2, scheduled for operations in 2002. The EPA maintains that PSD requirements are applicable to Bergen 2, thereby requiring Power to obtain a permit prior to the commencement of construction. To obtain such a permit, an applicant must demonstrate that addition of the additional emission source will not cause significant deterioration of the air shed in the vicinity of the plant. The time required to obtain such a permit is estimated at 12-18 months. Power vigorously disputes that PSD requirements are applicable to Bergen 2 and is continuing construction. NJDEP has informally indicated it agrees with Power's position. Settlement discussions are underway with the EPA. At January 31, 2001, Power had expended approximately $83.1 million in the construction of Bergen 2.

NOTE 11. NUCLEAR DECOMMISSIONING TRUST

     Power has an external master nuclear decommissioning trust previously established by PSE&G. This trust contains two separate funds: a qualified fund and a non-qualified fund. Section 468A of the Internal Revenue Code limits the amount of money that can be contributed into a "qualified" fund. Contributions made into a qualified fund are tax deductible. Power estimates the total cost of decommissioning its share of its five nuclear units at $986 million in year-end 1995 dollars, excluding contingencies.

     Pursuant to the Final Order, PSE&G will collect $29.6 million annually through the SBC and will give Power an equivalent amount solely to fund the trust. The fair market value of these funds as of December 31, 2000 and 1999 was $716 million and $631 million, respectively.

NOTE 12. INCOME TAXES

     PSE&G is currently assessed with the New Jersey Corporate Business Tax which is a State income tax, the State sales and use tax and a Transitional Energy Facility Assessment (TEFA). The TEFA, which is collected from customers, is being phased-out through 2003. The corresponding phase out and reduction in rates will cause no material impact on PSEG and PSE&G as such reductions are passed through to the transmission and distribution customers. Effective January 1, 1999, revised rates became effective which reflect one year's phase out of the TEFA. Effective January 1, 2000, revised rates became effective which reflect two year's phase out of the TEFA.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED


     A reconciliation of reported Net Income with pretax income and of income tax expense with the amount computed by multiplying pretax income by the statutory Federal income tax rate of 35% is as follows:


                                                                      2000             1999              1998
                                                                  --------------   --------------   ---------------
                                                                               (MILLIONS OF DOLLARS)
Net Income (Loss).............................................             $764            $(81)             $644
     Extraordinary Item (Net of Tax of $345)..................               --             804                --
                                                                  -------------    ------------     -------------
Net Income before Extraordinary Item..........................              764             723               644
Preferred securities (net)....................................                9               9                 9
                                                                  -------------    ------------     -------------
          Subtotal............................................              773             732               653
                                                                  -------------    ------------     -------------
Income taxes:
   Operating income:
     Federal - Current........................................              150             398               336
               Deferred (A)...................................              228              63                 4
               ITC............................................               (2)            (12)              (21)
                                                                  -------------    ------------     -------------
                  Total Federal...............................              376             449               319
                                                                  -------------    ------------     -------------
     State - Current..........................................              160             132               121
            Deferred (A)......................................              (50)            (13)               (9)
                                                                  -------------    ------------     -------------
                  Total State.................................              110             119               112
                                                                  -------------    ------------     -------------
     Foreign - Current........................................               --              --                --
               Deferred (A)...................................                4              (5)               (3)
                                                                  -------------    ------------     -------------
                  Total Foreign...............................                4              (5)               (3)
                                                                  -------------    ------------     -------------
          Total included in operating income..................              490             563               428
                                                                  -------------    ------------     -------------
Pretax income.................................................           $1,263          $1,295            $1,081
                                                                  =============    ============     =============

     Reconciliation between total income tax provisions and tax computed at the statutory tax rate on pretax income:

                                                                                 2000          1999          1998
                                                                              ------------  ------------   ----------
                                                                                      (MILLIONS OF DOLLARS)

Tax computed at the statutory rate.......................................           $442         $453        $378
Increase (decrease) attributable to flow through of certain tax adjustments:
     Depreciation........................................................            (15)          35          23
     Amortization of investment tax credits..............................             (2)         (12)        (21)
     New Jersey Corporate Business Tax...................................             74           84          63
     Other...............................................................             (9)           3         (15)
                                                                              ----------    ---------      ------
          Subtotal.......................................................             48          110          50
                                                                              ----------    ---------      ------
          Total income tax provisions....................................           $490         $563        $428
                                                                              ==========    =========      ======
Effective income tax rate................................................           38.8%        43.5%       39.6%



(A) The provision for deferred income taxes represents the tax effects of the following items:

                                                                                  2000          1999          1998
                                                                              -------------  ------------   ---------
                                                                                      (MILLIONS OF DOLLARS)
Deferred Credits:
     Additional tax depreciation and amortization........................            $26         $(17)      $(33)
     Leasing Activities..................................................            190           94         39
     Conservation Costs..................................................             29           29         36
     Deferred Fuel Costs--net.............................................            --          (19)       (60)
     Pension Cost........................................................            (19)         (34)        26
     New Jersey Corporate Business Tax...................................            (33)         (13)        (5)
     Environmental Cleanup Costs.........................................             11            5          2
     Market Transition Charge............................................            (38)          --         --
     Other...............................................................             16           --        (13)
                                                                              ----------     --------       ----
          Total..........................................................           $182          $45        $(8)
                                                                              ==========     ========       ====

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED



     PSEG provides deferred taxes at the enacted statutory tax rate for all temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities irrespective of the treatment for rate-making purposes. Management believes that it is probable that the accumulated tax benefits that previously have been treated as a flow-through item to PSE&G customers will be recovered from utility customers in the future. Accordingly, an offsetting regulatory asset was established. As of December 31, 2000, PSE&G had a deferred tax liability and an offsetting regulatory asset of $285 million representing the future revenue expected to be recovered through rates based upon established regulatory practices which permit recovery of current taxes payable. This amount was determined using the enacted Federal income tax rate of 35% and State income tax rate of 9%. During 1999, PSE&G's accumulated deferred income tax liability was reduced, reflecting the impact of the impairment writedown of the book basis of PSE&G's generating facilities. This was offset by the establishment of a deferred tax liability representing the future taxes payable applicable to the recovery of the stranded costs pursuant to the Final Order.

     The following is an analysis of deferred income taxes:



                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                     2000            1999
                                                                ------------    ------------
DEFERRED INCOME TAXES                                              (MILLIONS OF DOLLARS)
Assets:
   Current (net)...........................................              $23             $33
                                                                ------------    ------------
   Non-current:
     Unrecovered Investment Tax Credits....................               20              23
     Deferred Electric Energy and Gas Costs................               17              18
     Performance Incentive Plan............................                7               7
     New Jersey Corporate Business Tax.....................              396             493
     Vacation Pay..........................................                6               6
     Development Fees......................................               17              16
     Foreign Currency Translation..........................               23              22
     Market Transition Charge..............................               38              --
                                                                ------------    ------------
          Total Non-current................................              524             585
                                                                ------------    ------------
          Total Assets.....................................              547             618
                                                                ------------    ------------
Liabilities:
   Non-current:
     Plant Related Items...................................              543             628
     Securitization-EMP....................................            1,657           1,657
     Leasing Activities....................................              987             797
     Partnership Activities................................              101             118
     Conservation Costs....................................              124              95
     Unamortized Debt Expense..............................               35              39
     Taxes Recoverable Through Future Rates (net)..........               90              87
     Other.................................................               20              17
                                                                ------------    ------------
          Total Non-current................................            3,557           3,438
                                                                ------------    ------------
          Total Liabilities................................            3,557           3,438
                                                                ------------    ------------
Summary -- Accumulated Deferred Income Taxes
   Net Current Assets......................................               23              33
   Net Non-current Liability...............................            3,033           2,853
                                                                ------------    ------------
        Total..............................................           $3,010          $2,820
                                                                ============    ============

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED



NOTE 13.  PENSION, OTHER POSTRETIREMENT BENEFIT AND SAVINGS PLANS

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

-----------------------------------------------------------------------------------------------------------------------------
                                                              PENSION BENEFITS                        OTHER BENEFITS
                                                       ----------------------------     -------------------------------------
$ IN MILLIONS                                             2000            1999                2000                1999
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
    Benefit Obligation at Beginning of Year            $  2,383.6     $   2,487.7       $       691.2         $       781.7
    Service Cost                                             60.5            68.0                12.0                  13.1
    Interest Cost                                           172.6           163.3                53.9                  51.3
    Actuarial (Gain)/Loss                                    (6.2)         (195.2)              (20.1)               (120.2)
    Benefits Paid                                          (145.3)         (140.2)              (36.6)                (34.7)
    Plan Amendments                                          22.2             0.0                 0.0                   0.0
    Business Combinations                                     7.0             0.0                 2.3                   0.0
                                                       ----------     -----------       -------------        --------------
    Benefit Obligation at End of Year                     2,494.4         2,383.6               702.7                 691.2
                                                       ----------     -----------       -------------        --------------

CHANGE IN PLAN ASSETS
    Fair Value of Assets at Beginning of Year             2,525.6         2,222.6                28.5                  13.0
    Actual Return on Plan Assets                            (11.8)          368.3                (0.1)                  3.5
    Employer Contributions                                    2.8            74.9                36.6                  46.7
    Benefits Paid                                          (145.3)         (140.2)              (36.6)                (34.7)
    Business Combinations                                     4.8             0.0                 0.0                   0.0
                                                       ----------     -----------       -------------        --------------
    Fair Value of Assets at End of Year                   2,376.1         2,525.6                28.4                  28.5
                                                       ----------     -----------       -------------        --------------

RECONCILIATION OF FUNDED STATUS
    Funded Status                                          (118.3)          142.0              (674.3)               (662.7)
      Unrecognized Net
      Transition Obligation                                  20.8            28.9               337.9                 368.3
      Prior Service Cost                                    129.4           119.6                25.1                  27.3
      (Gain)/Loss                                            70.3          (154.6)             (139.0)               (128.2)
                                                       ----------     -----------       -------------        --------------
    Net Amount Recognized                              $    102.2     $     135.9       $      (450.3)        $      (395.3)
                                                       ==========     ===========       =============        ==============

AMOUNTS RECOGNIZED IN STATEMENT
OF FINANCIAL POSITION
    Prepaid Benefit Cost                               $    125.4     $     152.1       $         0.0         $         0.0
    Accrued Cost                                            (49.5)          (44.3)             (450.3)               (395.3)
    Intangible Asset                                         22.6            23.5                 N/A                   N/A
    Accumulated Other Comprehensive Income                    3.7             4.6                 N/A                   N/A
                                                       ----------     -----------       -------------        --------------
    Net Amount Recognized                              $    102.2     $     135.9       $      (450.3)        $      (395.3)
                                                       ==========     ===========       =============        ==============

SEPARATE DISCLOSURE FOR PENSION PLANS
WITH ACCUMULATED BENEFIT OBLIGATION
IN EXCESS OF PLAN ASSETS:
    Projected Benefit Obligation at End of Year        $     66.7     $      52.4
    Accumulated Benefit Obligation at End of Year      $     52.7     $      44.2
    Fair Value of Assets at End of Year                $      4.5     $       0.0

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

------------------------------------------------------------------------------------------------------------------------------
                                                             PENSION BENEFITS                           OTHER BENEFITS
                                                       -----------------------------           -------------------------------
$ IN MILLIONS                                            2000       1999       1998              2000        1999        1998
------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET PERIODIC BENEFIT COST
    Service Cost                                       $  60.5    $  68.0    $  59.6           $  12.0    $   13.1    $   14.8
    Interest Cost                                        172.6      163.3      157.7              53.9        51.3        55.6
    Expected Return on Plan Assets                      (221.0)    (197.3)    (176.2)             (2.6)       (1.7)       (0.5)
    Amortization of Net
       Transition Obligation                               8.1        8.1        8.1              30.4        30.4        30.4
       Prior Service Cost                                 14.3       14.1       14.1               2.2         2.2         2.2
       (Gain)/Loss                                         0.5        0.8        0.2              (3.4)       (3.0)       (1.0)
                                                       -------    -------    -------           -------    --------    --------
    Net Periodic Benefit Cost                          $  35.0    $  57.0       63.5           $  92.5    $   92.3    $  101.5
                                                       =======    =======    =======           =======    ========    ========

COMPONENTS OF TOTAL BENEFIT EXPENSE
    Net Periodic Benefit Cost                          $  35.0       57.0       63.5           $  92.5    $   92.3    $  101.5
    Effect of Regulatory Asset                             0.0        0.0        0.0              19.3        19.3        19.3
    Total Benefit Expense Including Effect of
                                                       -------    -------    -------           -------    --------    --------
    Regulatory Asset                                   $  35.0    $  57.0       63.5           $ 111.8    $  111.6    $  120.8
                                                       =======    =======    =======           =======    ========    ========

COMPONENTS OF OTHER COMPREHENSIVE INCOME
    Decrease in Intangible Asset                       $   0.9    $  2.6        (1.0)
    Increase in Additional Minimum Liability              (1.8)     (3.4)       (4.0)
                                                       -------    -------    -------           -------    --------    --------
    Other Comprehensive Income                         $  (0.9)   $ (0.8)       (5.0)              N/A         N/A         N/A
                                                       -------    -------    -------           -------    --------    --------

WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31
    Discount Rate                                         7.50%      7.50%      6.75%             7.50%       7.50%       6.75%
    Expected Return on Plan Assets                        9.00%      9.00%      9.00%             9.00%       9.00%       9.00%
    Rate of Compensation Increase                         4.69%      4.69%      4.69%             4.69%       4.69%       4.69%
    Rate of Increase in Health Benefit Costs
       Administrative Expense                                                                     5.00%       5.00%       5.00%
       Dental Costs                                                                               6.00%       5.00%       5.00%
       Pre-65 Medical Costs
         Immediate Rate                                                                          10.00%      11.00%      11.50%
         Ultimate Rate                                                                            6.00%       5.00%       5.00%
         Year Ultimate Rate Reached                                                               2008        2011        2011
       Post-65 Medical Costs
         Immediate Rate                                                                           8.00%       7.00%       7.50%
         Ultimate Rate                                                                            6.00%       5.00%       5.00%
         Year Ultimate Rate Reached                                                               2004        2003        2003
EFFECT OF A CHANGE IN THE ASSUMED RATE OF
INCREASE IN HEALTH BENEFIT COSTS
    Effect of a 1% Increase On
       Total of Service Cost and Interest Cost                                                     4.5         4.5         5.1
       Postretirement Benefit Obligation                                                          48.5        45.7        59.7
    Effect of a 1% Decrease On
       Total of Service Cost and Interest Cost                                                    (3.8)       (4.7)       (4.3)
       Postretirement Benefit Obligation                                                         (41.4)      (39.3)      (50.8)


     On October 21, 1998, the BPU ordered PSE&G to fund in an external trust its annual OPEB obligation to the maximum extent allowable under Section 401(h) of the Internal Revenue Code. In 1999, $12 million was funded, as allowed. Remaining OPEB costs will not be funded in an external trust, as mandated by the BPU.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED


    In October 1999, PSE&G recorded deferred assets and liabilities associated with the payment and collection of co-owner related OPEB costs. Such costs will be amortized over the remainder of the twenty-year period through 2013, in accordance with SFAS 106. No assurances for recovery of such assets and liabilities can be given.

401K PLANS

     PSEG sponsors two defined contribution plans. Represented employees of PSE&G, Power and Services are eligible for participation in the PSEG Employee Savings Plan (Savings Plan), while non-represented employees of PSE&G, Power, Energy Holdings and Services are eligible for participation in the PSEG Thrift and Tax-Deferred Savings Plan (Thrift Plan). These plans are 401(k) plans to which eligible employees may contribute up to 25% of their compensation. Employee contributions up to 7% for Savings Plan participants and up to 8% for Thrift Plan participants are matched with employer contributions of cash or PSEG common stock equal to 50% of such employee contributions related to employee contributions. Employer contributions, related to participant contributions in excess of 5% and up to 7%, are made in shares of PSEG common stock for Savings Plan participants. Employer contributions, related to participant contributions in excess of 6% and up to 8%, are made in shares of PSEG common stock for Thrift Plan participants. The amount expensed for the matching provision of the plans was approximately $22 million, $21 million and $14 million in 2000, 1999 and 1998, respectively.

NOTE 14. STOCK OPTIONS, STOCK PURCHASE PLAN AND STOCK REPURCHASE PROGRAM

STOCK OPTIONS

     PSEG and PSE&G apply APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for stock-based compensation plans, which are described below. Accordingly, compensation expense has been recognized for performance units and dividend equivalent rights issued in tandem with an equal number of options under its fixed stock option grants under the 1989 Long Term Incentive Plan (1989 LTIP). Performance units and dividend equivalents provide cash payments, dependent upon future financial performance of PSEG in comparison to other companies and dividend payments by PSEG, to assist recipients in exercising options granted. Prior to 1997, all options were granted in tandem with performance units and dividend equivalent rights. In 2000 and 1999, there were no options granted in tandem with performance units and dividend equivalent rights and in 1998, there were 4,600 options granted in tandem with performance units and dividend equivalent rights. No compensation cost has been recognized for fixed stock option grants since the exercise price of the stock options equaled the market price of the underlying stock on the date of grant. Had compensation costs for its stock option grants been determined based on the fair value at the grant dates for awards under these plans in accordance with SFAS No. 123 "Accounting for Stock-Based Compensation," there would have been a charge to PSEG's net income of approximately $3.6 million, $1.8 million and $0.4 million in 2000, 1999 and 1998, respectively, with a $(0.02) and $(0.01) impact on earnings per share in 2000 and 1999, respectively and no impact on earnings per share in 1998.

     Under PSEG's 1989 LTIP and 2001 Long-Term Incentive Plan (2001 LTIP), non-qualified options to acquire shares of common stock may be granted to officers and other key employees selected by the Organization and Compensation Committee of PSEG's Board of Directors, the plan's administrative committee (the "Committee"). Payment by option holders upon exercise of an option may be made in cash or, with the consent of the Committee, by delivering previously acquired shares of PSEG common stock. In instances where an optionee tenders shares acquired from a grant previously exercised that were held for a period of less than six months, an expense will be recorded for the difference between the fair market value at exercise date and the option price. Options are exercisable over a period of time designated by the Committee (but not prior to one year from the date of grant) and are subject to such other terms and conditions as the Committee determines. Vesting schedules may be accelerated upon the occurrence of certain events, such as a change in control. Options may not be transferred during the lifetime of a holder.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

     The 1989 LTIP currently provides for the issuance of up to 5,000,000 options to purchase shares of common stock. At December 31, 2000, there were 1,259,350 options available for future grants under the 1989 LTIP. The 2001 LTIP provides for the issuance of up 15,000,000 options to purchase shares of common stock. At December 31, 2000, there were 13,254,500 options available for future grants under the 2001 LTIP.

     Since the 1989 LTIP's inception, PSEG has purchased shares on the open market to meet the exercise of stock options. The difference between the cost of the shares (generally purchased on the date of exercise) and the exercise price of the options has been reflected in Stockholders' Equity except where otherwise discussed.

     Changes in common shares under option for the three fiscal years in the period ended December 31, 2000 are summarized as follows:



                                        2000                             1999                              1998
                             ---------------------------      ---------------------------      ---------------------------
                                            WEIGHTED                         WEIGHTED                          WEIGHTED
                                             AVERAGE                          AVERAGE                           AVERAGE
                              OPTIONS    EXERCISE PRICE        OPTIONS    EXERCISE PRICE         OPTIONS    EXERCISE PRICE
                             ---------   ---------------      ---------   ---------------      ----------   ---------------
Beginning of year            2,561,883            $34.60      1,243,800            $36.01         430,300            $29.26
Granted                      2,745,500             45.33      1,367,000             33.13         841,600             39.16
Exercised                     (110,684)            29.87        (44,167)            30.37         (28,100)            26.76
Canceled                       (10,600)            31.23         (4,750)            28.01              --               --
                             ---------        ----------      ---------         ---------      ----------         ---------
End of year                  5,186,099             40.38      2,561,883             34.60       1,243,800             36.01
                             ---------        ----------      ---------         ---------      ----------         ---------
Exercisable at end of year   1,170,278            $34.91        412,738            $35.07         100,963            $29.47
                             ---------        ----------      ---------         ---------      ----------         ---------

Weighted average fair
value of options granted
during the year                                    $8.73                            $4.20                             $4.83
                                              ==========                        =========                         =========

     For this purpose, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000, 1999 and 1998, respectively: expected volatility of 26.63%, 21.45% and 21.41%, risk free interest rates of 6.05%, 6.16% and 4.48%, expected lives of 4.6 years, 4 years and 4 years, respectively. There was a dividend yield of 4.85% in 2000, 6.52% in 1999 and 5.51% in 1998 on the non-tandem grants.

     The following table provides information about options outstanding at December 31, 2000:

--------------------------------------------------------------------------      -------------------------------------
                        OPTIONS OUTSTANDING                                               OPTIONS EXERCISABLE
--------------------------------------------------------------------------      -------------------------------------
                                              WEIGHTED         WEIGHTED                                   WEIGHTED
                                              AVERAGE           AVERAGE                                   AVERAGE
 RANGE OF              OUTSTANDING AT         REMAINING        EXERCISE            EXERCISABLE AT         EXERCISE
 EXERCISE PRICES     DECEMBER 31, 2000    CONTRACTUAL LIFE       PRICE           DECEMBER 31, 2000         PRICE
------------------- -------------------- ------------------ --------------      ------------------- -----------------
     $24.00-$30.00              267,833         5.25 years         $29.58                  259,333            $29.56
     $30.01-$35.00            1,351,100         7.94 years          33.13                  422,625             33.11
     $35.01-$40.00              821,666         8.96 years          39.31                  488,320             39.31
     $40.01-$47.00            2,745,500         9.92 years          45.33                      --                --
------------------  -------------------  -----------------  -------------       ------------------  ----------------
     $24.00-$47.00            5,186,099         9.01 years         $40.38                1,170,278            $34.91
------------------  -------------------  -----------------  -------------       ------------------  ----------------

     In June 1998, the Committee granted 150,000 shares of restricted common stock to a key executive. These shares are subject to restrictions on transfer and subject to risk of forfeiture until earned by continued employment. The shares vest on a staggered schedule beginning on March 31, 2002 and become fully vested on March 31, 2005. The unearned compensation related to this restricted stock grant as of December 31, 2000 is approximately $3 million and is included in retained earnings on the consolidated balance sheets.

     PSEG's Stock Plan for Outside Directors provides non-employee directors, as part of their annual retainer, 600 shares of common stock, increased from 300 shares per year beginning in 1999. With certain exceptions, the restrictions on the stock provide that the shares are subject to forfeiture if the individual ceases to be a director at

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED



any time prior to the Annual Meeting of Stockholders following his or her 70th birthday. The fair value of these shares is recorded as compensation expense in the consolidated statements of income.

STOCK PURCHASE PLAN

     PSEG has an employee stock purchase plan for all eligible employees. Under the plan, shares of the common stock may be purchased at 95% of the fair market value. Employees may purchase shares having a value not exceeding 10% of their base pay. During 2000, 1999 and 1998, employees purchased 101,986, 98,099 and 102,387 shares at an average price of $37.06, $38.21 and $36.36 per share, respectively. At December 31, 2000, 1,289,780 shares were available for future issuance under this plan.

STOCK REPURCHASE PROGRAM

     The PSEG Board of Directors has authorized the repurchase of up to 30 million shares of its common stock from time to time, subject to market conditions and other relevant factors affecting PSEG. Share repurchases are planned when market and business conditions are deemed favorable. The repurchased shares have been held as treasury stock or used for corporate purposes. As of December 31, 2000, PSEG had repurchased 24.2 million shares at a cost of approximately $905 million.

NOTE 15. FINANCIAL INFORMATION BY BUSINESS SEGMENTS

BASIS OF ORGANIZATION

     The reportable segments were determined by Management in accordance with SFAS 131, "Disclosures About Segments of an Enterprise and Related Information" (SFAS 131). The separation of the electric segment data prior to August 1, 1999 into the Generation, Energy Resources and Trade and Transmission and Distribution segments of PSE&G's business was based on estimates and allocations.

     GENERATION

     This segment earns revenue through the sale of its energy and capacity. This segment consists of PSE&G's and Power's generation operations. Effective with the transfer of PSE&G's generation-related assets in August 2000, PSE&G has no further operations in this segment.

     TRADING

     This segment markets electricity, capacity, ancillary services and natural gas products on a wholesale basis throughout the Eastern and Midwestern United States.

     TRANSMISSION AND DISTRIBUTION (T&D)

     This segment represents regulated utility services provided by PSE&G. The electric transmission and electric and gas distribution segment of PSE&G's business generates revenue from its tariffs under which it provides electric transmission and electric and gas distribution services to residential, commercial and industrial customers in New Jersey. The rates charged for electric transmission are regulated by FERC while the rates charged for electric and gas distribution are regulated by the BPU. Revenues are also earned from a variety of other activities such as sundry sales, the appliance service business, wholesale transmission services and other miscellaneous services.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED




     RESOURCES

     Resources earns revenues from its passive investments in leveraged leases, limited partnerships, leveraged buyout funds and marketable securities.

     GLOBAL

     Global earns revenues from its investment in and operation of projects in the generation and distribution of energy, both domestically and internationally.

     ENERGY TECHNOLOGIES

     Energy Technologies is an energy management company that constructs, operates and maintains HVAC systems for, and provides energy-related engineering, consulting and mechanical contracting services to, industrial and commercial customers in the Northeastern and Middle Atlantic United States.

     OTHER

     PSEG's other activities include amounts applicable to PSEG (parent corporation), Energy Holdings (parent corporation), EGDC and intercompany eliminations, primarily relating to intercompany transactions between Power and PSE&G. The net losses primarily relate to financing and certain administrative and general costs at the parent corporations.


                                            PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


     Information related to the segments of PSEG's business is detailed below:

                                                                                                 ENERGY               CONSOLIDATED
                                           GENERATION  TRADING    T&D     RESOURCES    GLOBAL TECHNOLOGIES    OTHER       TOTAL
                                           ----------  -------  -------   ---------    ------ ------------    -----   ------------
                                                                           (MILLIONS OF DOLLARS)
FOR THE YEAR ENDED DECEMBER 31, 2000:
Total Operating Revenues ................   $ 2,176      $104   $ 4,645    $  207     $  169     $ 417      $  (870)     $  6,848
Depreciation and Amortization ...........       136       --        213         5          1         7         --             362
Interest Income .........................         1       --         21         2          1         4            3            32
Net Interest Charges ....................       196       --        205        79         53         3           38           574
Operating Income Before Income Taxes ....       413       108       643       111         69       (14)         (76)        1,254
Income Taxes ............................       164        44       265        40         13        (4)         (32)          490
Equity in earnings of unconsolidated
subsidiaries ............................      --         --       --          13        157      --           --             170
Segment Net Income (Loss) ...............       249        64       378        71         58       (10)         (46)          764
Gross Additions to Long-Lived Assets ....       479       --        401      --           56         7           16           959

AS OF DECEMBER 31, 2000:
Total Assets ............................   $ 3,280      $361   $15,267    $2,564     $2,271     $ 312      $(3,259)     $ 20,796
Investments in equity method subsidiaries      --         --       --         239      1,846      --             24         2,109

FOR THE YEAR ENDED DECEMBER 31, 1999:
Total Operating Revenues ................   $ 2,618      $ 76   $ 3,146    $  179     $  142     $ 297      $  --        $  6,458
Depreciation and Amortization ...........       224       --        305         1          1         5         --             536
Interest Income .........................      --         --         12         1       --           2         --              15
Net Interest Charges ....................       112       --        275        46         48      --              9           490
Operating Income Before Income Taxes ....       751        56       356       123         69        (9)         (60)        1,286
Income Taxes ............................       268        23       219        50         24        (2)         (19)          563
Equity in earnings of unconsolidated
subsidiaries ............................      --         --       --          78        129      --           --             207
Segment Income before Extraordinary Item        483        33       137        66         28        (7)         (17)          723
Extraordinary Item (A) ..................    (3,204)      --      2,400      --         --        --           --            (804)
Segment Net Income (Loss) ...............    (2,721)       33     2,537        66         28        (7)         (17)          (81)
Gross Additions to Long-Lived Assets ....        92       --        387      --            1         8           91           579

AS OF DECEMBER 31, 1999:
Total Assets (A) ........................   $ 3,055      $246   $11,171    $2,096     $1,715     $ 252      $   480      $ 19,015
Investments in equity method subsidiaries      --         --       --         279      1,635      --             10         1,924


FOR THE YEAR ENDED DECEMBER 31, 1998:
Total Operating Revenues ................   $ 2,524      $ 50   $ 2,994    $  145     $  124     $ 171      $     2      $  6,010
Depreciation and Amortization ...........       381       --        268         2          1         2            6           660
Interest Income .........................      --         --         20         9          1         1            1            32
Net Interest Charges ....................       216       --        162        49         41      --              2           470
Operating Income Before Income Taxes ....       352        41       613        86         31       (16)         (35)        1,072
Income Taxes ............................       140        16       248        27         12        (5)         (10)          428
Equity in earnings of unconsolidated
subsidiaries ............................      --         --       --          35        114      --           --             149
Segment Net Income (Loss) ...............       212        25       365        56          7        (9)         (12)          644
Gross Additions to Long-Lived Assets ....       265       --        270      --            2         7            1           545

(A) See Note 2. Regulatory Issues and Accounting Impacts of Deregulation for discussion of the extraordinary charge recorded by the generation segment in 1999 and the related regulatory asset for securitization recorded by the T&D segment.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


     Geographic information for PSEG is disclosed below. The foreign assets and operations noted below were made through Energy Holdings. PSE&G does not have foreign investments or operations.

                                                   REVENUES (1)                             IDENTIFIABLE ASSETS
                                   ---------------------------------------------      -----------------------------
                                                   DECEMBER 31,                               DECEMBER 31,
                                   ---------------------------------------------      -----------------------------
                                      2000             1999             1998              2000              1999
                                   ---------------------------------------------      -----------------------------
                                              (Millions of Dollars)                       (Millions of Dollars)
United States.................          $6,660           $6,309           $5,901           $17,816          $16,612
Foreign Countries (2).........             188              149              109             2,980            2,403
                                   -----------      -----------      -----------      ------------       ----------
     Total....................          $6,848           $6,458           $6,010           $20,796          $19,015
                                   ===========      ===========      ===========      ============       ==========

Identifiable assets in foreign countries include:
      Argentina                                                                               $470             $356
      Brazil (3)                                                                              $295             $330
      Chile and Peru                                                                          $520             $520
      Netherlands                                                                             $815             $623
      Other                                                                                   $880             $574
---------------------------------------------------------------------------------------------------------------------

(1) Revenues are attributed to countries based on the locations of the investments. Global's revenue includes its share of the net income from joint ventures recorded under the equity method of accounting.

(2) Total assets are net of foreign currency translation adjustment of $(225) million (pre-tax) as of December 31, 2000 and $(222) million (pre-tax) as of December 31, 1999.

(3) Amount is net of foreign currency translation adjustment of $(167) million (pre-tax) as of December 31, 2000 and $(189) million (pre-tax) as of December 31, 1999.

Information related to Property, Plant and Equipment of PSE&G, Power and Services is detailed below:

                                                                  DECEMBER 31,
                                              -----------------------------------------------------
                                                   2000               1999               1998
                                              ---------------   ----------------    ---------------
                                                              (MILLIONS OF DOLLARS)
Property, Plant and Equipment
   Electric Plant in Service:
     Fossil Production (A)..................           $1,840             $1,628             $2,802
     Nuclear Production (A).................              130                110              6,246
     Transmission...........................            1,183              1,169              1,200
     Distribution...........................            4,056              3,862              3,545
     Other..................................               --                 --                276
                                              ---------------   ----------------    ---------------
          Total Electric Plant in Service...            7,209              6,769             14,069
                                              ---------------   ----------------    ---------------
   Gas Plant in Service:
     Transmission...........................               69                 69                 69
     Distribution...........................            2,978              2,819              2,608
     Other..................................              130                131                170
                                              ---------------   ----------------    ---------------
          Total Gas Plant in Service........            3,177              3,019              2,847
                                              ---------------   ----------------    ---------------
   Common Plant in Service:
     Capital Leases.........................               55                 59                 59
     General................................              420                363                519
                                              ---------------   ----------------    ---------------
          Total Common Plant in Service.....              475                422                578
                                              ---------------   ----------------    ---------------
               Total........................          $10,861            $10,210            $17,494
                                              ===============   ================    ===============

(A) See Note 2. Regulatory Issues and Accounting Impacts of Deregulation for discussion of the extraordinary charge recorded by the Generation segment and the related regulatory asset for securitization recorded by the T&D segment.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 16. JOINTLY OWNED FACILITIES -- PROPERTY, PLANT AND EQUIPMENT

     PSE&G and Power have ownership interests in and are responsible for providing their share of the necessary financing for the following jointly owned facilities. All amounts reflect the share of PSE&G's and Power's jointly owned projects and the corresponding direct expenses are included in Consolidated Statements of Income as operating expenses.

                                                          PLANT--DECEMBER 31, 2000
                                    --------------------------------------------------
                                      OWNERSHIP                        ACCUMULATED
                                      INTEREST          PLANT         DEPRECIATION
                                    --------------  --------------  ------------------
                                                            (MILLIONS OF DOLLARS)
Coal Generating
     Conemaugh....................        22.50%           198                  63
     Keystone.....................        22.84%           122                  47
Nuclear Generating
     Peach Bottom.................        50.00%            88                  10
     Hope Creek...................        95.00%           606                 508
     Salem........................        50.00%           645                 544
     Nuclear Support Facilities...       Various             5                   1
Pumped Storage Facilities
     Yards Creek..................        50.00%            28                  11
Transmission Facilities...........       Various            97                  33
Merrill Creek Reservoir...........        13.91%             2                  --
Linden SNG Plant..................        90.00%            16                  15

NOTE 17. SELECTED QUARTERLY DATA (UNAUDITED)

     The information shown below, in the opinion of PSEG, includes all adjustments, consisting only of normal recurring accruals, necessary to a fair presentation of such amounts. Due to the seasonal nature of the utility business, quarterly amounts vary significantly during the year.

                                                                  CALENDAR QUARTER ENDED
                                 -----------------------------------------------------------------------------------------
                                      MARCH 31,              JUNE 30,            SEPTEMBER 30,           DECEMBER 31,
                                 --------------------- --------------------- ----------------------- ---------------------
                                   2000       1999       2000       1999       2000        1999        2000       1999
                                 ---------- ---------- ---------- ---------- ---------- ------------ ---------- ----------
                                                               (MILLIONS WHERE APPLICABLE)
Operating Revenues .............   $1,894    $1,795    $1,482      $ 1,436    $1,481      $ 1,582     $1,991      $1,645
Operating Income ...............      603       461       393          437       392          503        501         393
Income before Extraordinary Item      270       188       142          181       142          221        210         133
Extraordinary Item .............     --        --        --           (790)     --            (14)      --          --
Net Income .....................      270       188       142         (609)      143          206        209         134
Earnings per Share
  (Basic and Diluted) ..........     1.25      0.85      0.66        (2.77)     0.66         0.95       0.98        0.61
Weighted Average Common
  Shares and Potential
   Dilutive Effect of Stock
   Options Outstanding .........      216       223       215          220       215          219        215         218


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONCLUDED

NOTE 18. ACCOUNTING MATTERS

     Effective January 1, 2001, PSEG and its subsidiaries have adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). Under the provisions of SFAS 133, PSEG and its subsidiaries records the fair values of derivatives held, as derivative assets or liabilities. The changes in the market value of the effective portion of derivatives qualifying as cash flow hedges are recorded, net of tax, in Other Comprehensive Income. The changes in the market value of the ineffective portion will be recorded in Net Income. The fair value of derivatives utilized by PSEG's regulated subsidiary, PSE&G, are recoverable through regulated rates and will be recorded as a regulatory asset or liability. Changes in the fair value of derivatives not qualifying for hedge accounting are recorded in Net Income. PSEG and its subsidiaries have not utilized any derivatives for fair value hedging purposes.

     The fair value of the derivative instruments is determined by reference to quoted market prices, listed contracts, published quotations or quotations from counterparties. In the absence thereof, the company utilizes mathematical models based on current and historical data.

     The adoption of SFAS 133 will not have a material adverse impact on net income or other comprehensive income for the financial statements of PSEG and its subsidiaries.

NOTE 19. SUBSEQUENT EVENTS

     On January 31, 2001, PSE&G Transition Funding LLC issued $2.525 billion of securitization bonds and remitted such proceeds to PSE&G in consideration for PSE&G's property right to the STC charged to PSE&G's customers. PSE&G used the proceeds from the sale of the property right to repay short-term debt, return capital to PSEG, make short term investments and make several loans to PSEG pending further PSE&G debt reduction. PSEG, in turn, repaid a portion of its short-term debt and contributed capital and made short-term loans to Power. Power repaid the $2.786 billion promissory note to PSE&G issued in payment for the generation assets transferred from PSE&G in 2000.

     Under the servicing agreement entered into by the PSE&G Transition Funding LLC and PSE&G on January 31, 2001, PSE&G, as servicer, is required to manage and administer the bondable transition property (BTP) of PSE&G Transition Funding LLC and to collect the transition bond charge (TBC) on behalf of PSE&G Transition Funding LLC. PSE&G Transition Funding LLC will pay an annual servicing fee to PSE&G equal to 0.05% of the initial balance of securitization bonds outstanding. The servicing fee will also be recovered through the TBC.

                       FINANCIAL STATEMENT RESPONSIBILITY

     Management of PSEG is responsible for the preparation, integrity and objectivity of the consolidated financial statements and related notes of PSEG. The consolidated financial statements and related notes are prepared in accordance with generally accepted accounting principles. The financial statements reflect estimates based upon the judgment of management where appropriate. Management believes that the consolidated financial statements and related notes present fairly PSEG's financial position and results of operations. Information in other parts of this Annual Report is also the responsibility of management and is consistent with these consolidated financial statements and related notes.

     The firm of Deloitte & Touche LLP, independent auditors, is engaged to audit PSEG's consolidated financial statements and related notes and issue a report thereon. Deloitte & Touche's audit is conducted in accordance with generally accepted auditing standards. Management has made available to Deloitte & Touche all the corporation's financial records and related data, as well as the minutes of directors' meetings. Furthermore, management believes that all representations made to Deloitte & Touche during its audit were valid and appropriate.

     Management has established and maintains a system of internal accounting controls to provide reasonable assurance that assets are safeguarded, and that transactions are executed in accordance with management's authorization and recorded properly for the prevention and detection of fraudulent financial reporting, so as to maintain the integrity and reliability of the financial statements. The system is designed to permit preparation of consolidated financial statements and related notes in accordance with generally accepted accounting principles. The concept of reasonable assurance recognizes that the costs of a system of internal accounting controls should not exceed the related benefits. Management believes the effectiveness of this system is enhanced by an ongoing program of continuous and selective training of employees. In addition, management has communicated to all employees its policies on business conduct, safeguarding assets and internal controls.

     The Internal Auditing Department of Services conducts audits and appraisals of accounting and other operations of PSEG and its subsidiaries and evaluates the effectiveness of cost and other controls and, where appropriate, recommends to management improvements thereto. Management has considered the internal auditors' and Deloitte & Touche's recommendations concerning the corporation's system of internal accounting controls and has taken actions that, in its opinion, are cost-effective in the circumstances to respond appropriately to these recommendations. Management believes that, as of December 31, 2000, the corporation's system of internal accounting controls was adequate to accomplish the objectives discussed herein.

     The Board of Directors of PSEG carries out its responsibility of financial overview through its Audit Committee, which presently consists of six directors who are not employees of PSEG or any of its affiliates. The Audit Committee meets periodically with management as well as with representatives of the internal auditors and Deloitte & Touche. The Audit Committee reviews the work of each to ensure that its respective responsibilities are being carried out and discusses related matters. Both the internal auditors and Deloitte & Touche periodically meet alone with the Audit Committee and have free access to the Audit Committee and its individual members at all times.

               E. JAMES FERLAND                            ROBERT C. MURRAY
            Chairman of the Board,                        Vice President and
     President and Chief Executive Officer              Chief Financial Officer

               PATRICIA A. RADO
         Vice President and Controller
        (Principal Accounting Officer)

February 16, 2001

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of Public Service Enterprise Group Incorporated:

     We have audited the consolidated balance sheets of Public Service Enterprise Group Incorporated and its subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, common stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 16, 2001

                                                                     APPENDIX B


                             AUDIT COMMITTEE CHARTER

                                                     Effective March 21, 2000

  Committee Role and Organization

     The Audit Committee of the Board of Directors of Public Service Enterprise Group Incorporated (the "Corporation") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation and performs such other duties as are directed by the Board. The Committee shall have open and free access to all information and is empowered to investigate any matter involving the Corporation or its subsidiaries. The Committee may retain appropriate resources to assist it in discharging its responsibilities.

     The Audit Committee shall consist of three or more Directors who are generally knowledgeable in financial matters, including at least one member with accounting or financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The Board will elect members of the Audit Committee annually and appoint the Chair of the Committee.

     The Committee will meet at least three times per year in discharge of its duties. The Committee shall maintain free and open communication (including private executive sessions) with the independent accountants, the internal auditors, the environmental health and safety auditors and management.

  Independent Auditor

     The independent auditor is ultimately accountable to the Board of Directors. The Board of Directors, with input from the Audit Committee, has authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The Board, in its discretion, may propose the outside auditor to shareholders for ratification.

     The Audit Committee shall ensure that the independent auditor submits on at least an annual basis a formal written statement delineating all relationships between the auditor and the Corporation and certifying the auditor's independence, in accordance with Independence Standards Board Standard No. 1. The Audit Committee shall discuss with the auditors their independence and such disclosed relationships that may impact on the objectivity or independence of the independent auditor and make appropriate recommendations to the Board to assure the independence of the auditor.

  Committee Duties

     In carrying out its oversight responsibilities, the Committee will:

          o Review the adequacy of the Audit Committee Charter annually and submit Charter revisions to the Board for consideration, as required.

          o Review the annual audited financial statements with the independent auditors, management and the internal auditors. This review will cover both the acceptability and the quality of the Corporation's financial statements, including the matters required by Statement on Auditing Standards No. 61.

          o Review with the independent auditors, management and the internal auditors the acceptability and application of policies and practices with respect to accounting, reporting and auditing, and the adequacy of internal controls.

          o Recommend to the Board of Directors the inclusion of the audited financial statements in the Corporation's Form 10-K Annual Report to the Securities and Exchange Commission.

          o Issue an annual Audit Committee Report for inclusion in the Corporation's Proxy Statement.

          o Provide oversight of the internal audit and environmental, health and safety audit functions of the Corporation, including review and discussion of reports at least annually by these functions summarizing audit findings and implementation by management of recommendations made by the auditors.

          o Review the status of pending material litigation, and legal and business conduct compliance.

          o    Report Audit Committee activities to the Board.

The New Jersey Performing Arts Center (NJPAC) is located on the riverfront at McCarter Highway and Center Street near the Gateway Center and Penn Station. Parking spaces are available in three surface lots, the underground Military Parking garage, as well as other surrounding parking facilities.

FROM THE SOUTH
VIA THE NEW JERSEY
TURNPIKE: (Northbound)

Take the New Jersey Turnpike North to Exit 15W (Newark/The Oranges) for Route 280 westbound. After the toll booth, follow Route 280 West to Exit 15A (Route 21 South--Downtown). Follow signs to Route 21 (aka McCarter Highway) and turn south onto Route 21. Follow Route 21 to Center Street, make a right on Center Street and turn right at Mulberry Street for adjacent parking or continue two blocks to the Military Park garage, located on the left.


FROM THE NORTH
VIA THE NEW JERSEY
TURNPIKE: (Southbound)

Take the New Jersey Turnpike South to Exit 15W or 15E (Newark/The Oranges). After the toll booth, follow Route 280 West to Exit 15A (Route 21 South--Downtown). Follow signs to Route 21 (aka McCarter Highway) and turn south onto Route 21. Follow Route 21 to Center Street, make a right on Center Street and turn right at Mulberry Street for adjacent parking or continue two blocks to the Military Park garage, located on the left.


FROM THE WEST
VIA ROUTE 280:

Take Route 280 East to Exit 15 (Route 21 South--Downtown). At the traffic light at the bottom of the ramp, make a right onto Route 21 South (aka McCarter Highway). Continue on Route 21 South to Center Street, make a right on Center Street and turn right at Mulberry Street for adjacent parking or continue two blocks to the Military Park garage, located on the left.


FROM NEW YORK
VIA THE NEW JERSEY
TURNPIKE:

Leave the city through the Lincoln Tunnel and continue west on Route 495, staying left for the entrance to the New Jersey Turnpike. Take the turnpike south to Exit 15W (Newark/The Oranges). After the toll booth, follow Route 280 West to Exit 15A (Route 21 South--Downtown). Follow signs to Route 21 (aka McCarter Highway) and make a right onto Route 21 South. Follow Route 21 to Center Street, make a right on Center Street and turn right at Mulberry Street for adjacent parking or continue two blocks to the Military Park garage, located on the left.

VIA THE GARDEN STATE
PARKWAY: (Northbound)

Follow the Garden State Parkway North to Exit 142 (Route 78). Take Route 78 East. Stay right and follow Route 1 and 9 north to Route 21 (aka McCarter Highway). Travel across the viaduct into downtown Newark. Stay in the left-turn lanes and turn left at the second light. Continue one block and turn right onto Broad Street. Follow Broad Street 18 blocks to Park Place. Bear right at Park Place and enter the Military Park garage to the left or turn right onto Center Street and left at Mulberry Street for adjacent parking.

VIA THE GARDEN STATE
PARKWAY: (Southbound)

Take the Garden State Parkway South to Exit 145. Follow signs to Route 280 eastbound. Take Route 280 East to Exit 15 (Route 21 South--Downtown). At the traffic light at the bottom of the ramp, make a right onto Route 21 South (aka McCarter Highway). Continue on Route 21 South to Center Street, make a right on Center Street and turn right at Mulberry Street for adjacent parking or continue two blocks to the Military Park garage, located on the left.


VIA ROUTE 78:

Take Route 78 East until it splits near Newark Airport. Stay right and follow Route 1 and 9 to Route 21 (aka McCarter Highway). Travel across the viaduct into downtown Newark. Stay in the left-turn lanes and turn left at the second light. Continue one block and turn right onto Broad Street. Follow Broad Street 18 blocks to Park Place. Bear right at Park Place and enter the Military Park garage to the left or turn right onto Center Street and left at Mulberry Street for adjacent parking.


VIA MASS TRANSIT:

Board the train at New York's Penn Station and travel to Penn Station, Newark. Take the new shuttle bus, dubbed "The Loop" to the NJPAC. To walk, exit the station via Raymond Boulevard and continue two blocks west to Mulberry Street. Turn right on Mulberry and walk two blocks north to the NJPAC.

Directions for reaching Newark, New Jersey, by bus or train may be obtained by calling New Jersey Transit at 1-800-772-2222 from area codes 201, 732, 973 and 908 in New Jersey, 1-800-582-5946 from area code 609 in New Jersey and 1-973-762-5100 from outside of the State.

[PSEG LOGO]
Public Service Enterprise Group Incorporated
80 Park Plaza, Newark, New Jersey 07101-1171


                                     [MAP]


                                     [MAP]


Arrangements have been made to provide free parking within close proximity to the New Jersey Performing Arts Center at locations designated (P) on the map above.

Please bring your parking ticket with you to the meeting so that it can be validated by PSEG. Reasonable parking expenses incurred at locations other than those shown above will be reimbursed.

Detailed directions appear on the immediately preceding page.

[PSEG LOGO] PSEG            VOTE BY INTERNET - www.proxyvoting.com/pseg
C/O PROXY SERVICES                             ------------------------
P.O. BOX 9116               Use   the  internet   to   transmit   your   voting
FARMINGDALE, NY 11735       instructions  and  for   electronic    delivery  of
                            information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 7-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

                            VOTE BY PHONE - 1-800-892-7873
                            Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 7-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.


                            VOTE BY MAIL -

                            Mark, sign and date your proxy card and return it to the postage-paid envelope we've provided or return to Public Service Enterprise Group Incorporated, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                            ----------------------------------------------------
                                           CONTROL NUMBER
                            For telephone/Internet Voting
                            ----------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       PSEGY1                          KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                        DETACH AND RETURN THIS PORTION ONLY
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

The Board of Directors recommends a vote FOR proposals 1 and 2.

     (1)   ELECTION OF DIRECTORS:                                          For Withhold For All    To withhold authority to vote,
                                                                           All    All   Except     mark "For All Except" and write
           Nominees for Class II terms expiring in 2004 are:                --    --      --       the nominee's number on the line
           01) Albert R. Gamper, Jr.                                       |  |  |  |    |  |      below.
           02) Richard J. Swift                                            |  |  |  |    |  |
                                                                            --    --      --
                                                                                                   ---------------------------------



     Vote On Proposal                                                                                For      Against     Abstain
                                                                                                      --        --          --
     (2)   Ratification of Deloitte & Touche LLP as Independent                                      |  |      |  |        |  |
           Auditors for the year 2001                                                                |  |      |  |        |  |
                                                                                                      --        --          --



Please date and sign exactly as your name appears hereon. When signing as an attorney, executor, administrator, trustee, guardian, etc., give your full title as such. If stock is held jointly, each joint owner should sign.


                                                                       --
If you plan to attend the Annual Meeting, please mark this box.       |  |          ACCOUNT NUMBER
                                                                       --

Electronic Access: In the future, if you wish to access the Annual     --
Report and Proxy  Statement  via the  internet  and not receive       |  |          CONTROL NUMBER
them in the mail, please mark this box.                                --


If you wish to include comments and/or address changes, please         --
mark this box and write them on the back where indicated.             |  |
                                                                       --


---------------------------------------------------------               -------------------------------------------------
|                                               |       |               |                                       |       |
|                                               |       |               |                                       |       |
---------------------------------------------------------               -------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)               Date                   Signature (Joint Onwers)                 Date

                                [PSEG LOGO] PSEG
                                ADMISSION TICKET
                  Public Service Enterprise Group Incorporated

                       2001 Annual Meeting of Stockholders

                        April 17, 2001 at 2:00 pm at the

New Jersey Performance Arts Center (NJPAC) - One Center Street, Newark, NJ 07102

                       (Registration Begins at 12:30 p.m.)

 Please refer to the 2001 Proxy Statement for maps and directions to the NJPAC.

                  For wheelchair and hearing impaired seating,
                   please see a host/hostess for assistance.




You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. If your shares are held in the name of a broker, trust, bank, or other nominee, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares. Each stockholder may be asked to present valid picture identification, such as a driver's license. Cameras, recording devices and other electronic devises will not be permitted at the meeting.


                             THANK YOU FOR VOTING.

--------------------------------------------------------------------------------
                               Public Service Enterprise Group Incorporated
PROXY FORM   [PSEG LOGO] PSEG  80 Park Plaza, P.O. Box 1171           PROXY FORM
                               Newark, NJ 07101-1171
--------------------------------------------------------------------------------


 Tear Here                                                           Tear Here
--------------------------------------------------------------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                April 17, 2001

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PSEG.


  The undersigned hereby appoints E. James Ferland, Ernest H. Drew and Richard J. Swift, and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion (subject to any directions indicated on the reverse side of this proxy) at the Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated (PSEG) to be held on April 17, 2001 and at all adjournments thereof, upon all matters which may come before the meeting or any adjournment, including the proposals set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged. Said proxies are instructed to vote as set forth on the reverse side hereof with respect to said proposals.

  Shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors of PSEG as stated on the reverse side, unless otherwise indicated on the reverse, in which case they will be voted as marked. Information pertaining to each proposal is included in the Proxy Statement under proposals corresponding to the item numbers set forth on the reverse side.

  Please mark your proxy on the reverse side, sign it and date it, and return it promptly in the envelope provided.


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Address Changes/Comments:
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